FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-11

January 6, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,377,704,377
(Approximate Total Mortgage Pool Balance)

$1,239,933,000
(Approximate Offered Certificates)

COMM 2014-CCRE14

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation Natixis Real Estate Capital LLC Cantor Commercial Real Estate Lending, L.P. Liberty Island Group I LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC	Nomura	CastleOak Securities, L.P.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated January 6, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunners & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,377,704,377
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	59
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	87
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$23,350,922
	Nomura Securities International, Inc.	Average Mortgaged Property Cut-off Date Balance:	$15,835,682
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.96x
	(62.2%), Natixis Real Estate Capital LLC (“Natixis”)	Range of Mortgage Loan U/W NCF DSCR:	1.03x – 4.53x
	(26.1%), Cantor Commercial Real Estate Lending,	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	59.9%
	L.P. (“CCRE”) (10.6%), Liberty Island Group I LLC	Range of Mortgage Loan Cut-off Date LTV(2):	28.7% – 75.5%
	(“LIG”) (1.1%)	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	53.0%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Maturity Date or ARD LTV:	28.1% – 69.5%
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg U/W NOI Debt Yield(2):	11.4%
Operating Advisor:	Park Bridge Lender Services LLC	Range of U/W NOI Debt Yield(2):	2.4% – 22.9%
Special Servicer:	Rialto Capital Advisors, LLC	Weighted Avg Mortgage Loan
Certificate Administrator:	Deutsche Bank Trust Company Americas	Original Term to Maturity (months)(3):	104
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Moody’s Investors Service, Inc., Fitch Ratings, Inc.	Remaining Term to Maturity (months)(3):	102
	and Morningstar Credit Ratings, LLC	Weighted Avg Mortgage Loan Seasoning (months):	1
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Amortization for Full Term:	38.2%
	business day, the following business day,	% Mortgage Loans with Partial Interest Only:	34.1%
	commencing in February 2014.	% Mortgage Loans with Full Interest Only(4):	27.7%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	84.1%
	each month, commencing February 2014.	% Mortgage Loans with Upfront or
Cut-off Date:	Payment Date in January 2014 (or related	Ongoing Replacement Reserves(5):	73.9%
	origination date, if later). Unless otherwise noted, all	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	43.5%
	Mortgage Loan statistics are based on balances as	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	57.1%
	of the Cut-off Date.	% Mortgage Loans with Upfront Engineering Reserves:	29.8%
Settlement Date:	On or about January 22, 2014	% Mortgage Loans with Upfront or Ongoing Other Reserves:	30.5%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,

(1)       With respect to the Google and Amazon Office Portfolio Loan, 60 Hudson Street Loan, 625 Madison Avenue Loan, 175 West Jackson Loan, Kalahari Resort Loan and McKinley Mall Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the Saint Louis Galleria Loan, LTV, DSCR and Debt Yield calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan.
(2)       With respect to the Capital Crossing loan, Cut-off Date LTV and U/W NOI Debt Yield have been calculated net of a $1.0 million unit renovation reserve.
(3)       For the ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)       Interest only through the maturity or ARD date.
(5)       Includes FF&E Reserves.
(6)       Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	February 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)

Class A-1	Aaa(sf) / AAAsf / AAA	$56,404,000		30.000%(6)	2.57	1 - 53	41.9%	16.3%
Class A-2	Aaa(sf) / AAAsf / AAA	$355,067,000		30.000%(6)	4.83	53 - 60	41.9%	16.3%
Class A-SB	Aaa(sf) / AAAsf / AAA	$85,622,000		30.000%(6)	7.18	54 - 117	41.9%	16.3%
Class A-3	Aaa(sf) / AAAsf / AAA	$150,000,000		30.000%(6)	9.72	114 - 118	41.9%	16.3%
Class A-4	Aaa(sf) / AAAsf / AAA	$317,300,000		30.000%(6)	9.83	118 - 119	41.9%	16.3%
Class X-A(7)	Aaa(sf) / AAAsf / AAA	$1,095,274,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)(10)	Aaa(sf) / AAAsf / AAA	$130,881,000		20.500%	9.90	119 - 120	47.6%	14.3%
Class B(9)(10)	Aa3(sf) / NR / AA-	$98,162,000		13.375%	9.97	120 - 120	51.9%	13.2%
Class PEZ(9)(10)	A1(sf) / NR / A-	$275,540,000		10.000%(6)	9.93	119 - 120	53.9%	12.7%
Class C(9)(10)	A3(sf) / NR / A-	$46,497,000		10.000%(6)	9.97	120 - 120	53.9%	12.7%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)

Class X-B(7)	NR / NR / NR	$187,713,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / NR	$94,717,377	(8)	N/A	N/A	N/A	N/A	N/A
Class D	Baa3(sf) / NR / BBB	$43,054,000		6.875%	9.97	120 - 120	55.8%	12.2%
Class E	Ba3(sf) / NR / BB	$30,998,000		4.625%	9.97	120 - 120	57.1%	12.0%
Class F	B2(sf) / NR / B	$15,499,000		3.500%	9.97	120 - 120	57.8%	11.8%
Class G	NR / NR / NR	$48,220,377		0.000%	9.97	120 - 120	59.9%	11.4%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and the mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $46,497,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A-4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
None of the Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will have Certificate Balances.  None of the Class X–A, Class X–B or Class X–C Certificates is entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $130,881,000, $98,162,000 and $46,497,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)(2)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1	Natixis	Fairfield Beloit	Hospitality	$3,727,570	48	58.2%	1.67x	14.3%
A-1/A-2	Natixis	Miraval Resort & Spa	Hospitality	$36,109,351	53	45.9%	2.00x	18.4%
A-2	GACC	Saint Louis Galleria	Retail	$95,000,000	58	43.4%	3.58x	12.7%
A-2	GACC	GRM Miami Indianapolis Portfolio	Industrial	$12,672,651	58	70.2%	1.50x	11.8%
A-2	GACC	625 Madison Avenue	Other	$110,000,000	59	48.8%	1.03x	2.4%
A-2	CCRE	Metro Shops at PG Station	Mixed Use	$27,469,079	59	65.8%	1.34x	9.1%
A-2	CCRE	Roosevelt West Apartments	Multifamily	$12,905,614	59	67.6%	1.82x	18.2%
A-2	GACC	Skyridge Apartments	Multifamily	$3,570,212	59	74.4%	1.72x	11.7%
A-2	GACC	Woodcliff Apartments	Multifamily	$2,794,086	59	75.5%	1.71x	12.1%
A-2	GACC	Meadowood Apartments	Multifamily	$2,173,172	59	72.4%	2.04x	14.1%
A-2	CCRE	City Square	Mixed Use	$47,500,000	60	71.4%	1.47x	10.3%
A-2	GACC	Baton Rouge Office Portfolio Pool 2	Office	$19,650,000	60	68.2%	2.04x	13.5%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations—Yield Considerations” in the Free Writing Prospectus.

(2)
With respect to the Saint Louis Galleria Loan, LTV, DSCR and Debt Yield calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan, which junior component has a Cut-off Date principal balance of $20,000,000.  With respect to the 625 Madison Avenue Loan, LTV, DSCR and Debt Yield calculations include the related companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,377,704,377 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 59 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date Balance of $1,377,704,377 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $23,350,922 per Mortgage Loan and are secured by 87 Mortgaged Properties located throughout 26 states.

–	LTV: 59.9% weighted average Cut–off Date LTV and 53.0% weighted average Maturity Date or ARD LTV.

–	DSCR: 2.09x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.96x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.4% weighted average debt yield, based on Underwritten NOI. 10.6% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAAsf / AAA by Moody’s/Fitch/Morningstar.

■	Loan Structural Features:

–	Amortization: 72.3% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization.

■	38.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.

■	34.1% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.

■	27.7% of the Mortgage Loans by Cut–off Date Balance are interest–only for the entire term or through the ARD.

–	Hard Lockboxes: 76.0% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■	Cash Traps: 97.9% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 54 Mortgage Loans representing 84.1% of the total Cut–off Date Balance.

■	Insurance Reserves: 36 Mortgage Loans representing 43.5% of the total Cut–off Date Balance.

■	Replacement Reserves (Including FF&E Reserves): 56 Mortgage Loans representing 73.9% of the total Cut–off Date Balance.

■	Tenant Improvement / Leasing Commissions: 16 Mortgage Loans representing 57.1% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 84.0% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 11.3% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge only after a lockout period and prior to an open period.

–
Defeasance or Yield Maintenance: 4.7% of the Mortgage Loans by Cut–off Date Balance permit either defeasance or prepayment only with a Yield Maintenance Charge, in either case after a lockout period and prior to an open period.

■	Multiple–Asset Types > 10.0% of the Total Pool:

–	Office: 37.3% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Multifamily: 21.6% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–
Retail: 12.9% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (12.9% of the Mortgaged Properties are anchored retail properties, including single tenant properties).

–	Hospitality: 10.4% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

■
Geographic Diversity: The 87 Mortgaged Properties are located throughout 26 states with only two states having greater than 10.0% by allocated Cut–off Date Balance: New York (21.3%) and California (18.9%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A-4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or total principal balance of each such trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates“) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations/Split Loan Structures:
The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Google and Amazon Office Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $155,000,000, evidenced by Note A-1 (the “Google and Amazon Office Portfolio Loan”), representing approximately 11.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis two  companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $297,200,000, evidenced by Note A-2 and Note A-3, which are currently held by GACC, and each of which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The Google and Amazon Office Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Google and Amazon Office Portfolio Loan Combination.”

The Google and Amazon Office Portfolio Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Google and Amazon Office Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 60 Hudson Street secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $155,000,000, evidenced by Note A-2 (the “60 Hudson Street Loan”), representing approximately 11.3% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $125,000,000, evidenced by Note A-1, which is currently included in the COMM 2013-CCRE13 securitization.  The 60 Hudson Street Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “60 Hudson Street Loan Combination.”

The 60 Hudson Street Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the 60 Hudson Street Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—60 Hudson Street Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 625 Madison Avenue secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $110,000,000, evidenced by Note A-1 (the “625 Madison Avenue Loan”), representing approximately 8.0% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $85,000,000, evidenced by Note A-2, which is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The 625 Madison Avenue Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “625 Madison Avenue Loan Combination.”

The 625 Madison Avenue Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the 625 Madison Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—625 Madison Avenue Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Saint Louis Galleria secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $95,000,000, evidenced by Note A-2 (the “Saint Louis Galleria Loan“), representing approximately 6.9% and a companion loan that has an outstanding principal balance as of the Cut-off Date of $120,000,000, evidenced by Note A-1, which is currently included in the COMM 2013-CCRE13 securitization.  Under the related

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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intercreditor agreement the companion loan was split into a senior component, with an original principal balance of $100,000,000, and a junior component with an original principal balance of $20,000,000. The Saint Louis Galleria Loan and related companion loan are collectively referred to herein as the “Saint Louis Galleria Loan Combination.”  The Saint Louis Galleria Loan and the senior component of the related companion loan are pari passu in right of payment with each other and are each generally senior in right of payment to the junior component of the related companion loan.

The Saint Louis Galleria Loan Combination is currently being serviced pursuant to the COMM 2013-CCRE13 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Saint Louis Galleria Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Saint Louis Galleria Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 175 West Jackson secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by Note A-2-B (the “175 West Jackson Loan”), representing approximately 2.9% of the Initial Outstanding Pool Balance, and secures on a pari passu basis two companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $240,000,000, evidenced by Note A-1 and Note A-2-A.  Note A-1 has a principal balance as of the Cut-off Date of $150,000,000 and is currently included in the COMM 2013-CCRE12 securitization.  Note A-2-A has a principal balance as of the Cut-off Date of $90,000,000 and is currently included in the COMM 2013-CCRE13 securitization.  The 175 West Jackson Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “175 West Jackson Loan Combination.”

The 175 West Jackson Loan Combination is currently being serviced pursuant to the COMM 2013-CCRE12 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the 175 West Jackson Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—175 West Jackson Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Kalahari Resort and Convention Center secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $29,912,549, collectively evidenced by Note A-3 and Note A-4 (the “Kalahari Resort Loan”), representing approximately 2.2% of the Initial Outstanding Pool Balance, and secures on a pari passu basis four companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $99,708,496, evidenced by Note A-1, Note A-2, Note A-5 and Note A-6, each of which are currently included in the COMM 2013-CCRE13 securitization.  The Kalahari Resort Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Kalahari Resort Loan Combination.”

The Kalahari Resort Loan Combination is currently being serviced pursuant to the COMM 2013-CCRE13 pooling and servicing Agreement and the related intercreditor agreement. For additional information regarding the Kalahari Resort Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—Kalahari Resort Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as McKinley Mall secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $28,000,000, evidenced by Note A-1 (the “McKinley Mall Loan”), representing approximately 2.0% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $10,000,000, evidenced by Note A-2, which is currently held by Natixis and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The McKinley Mall Loan and related companion

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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loan are pari passu in right of payment and are collectively referred to herein as the “McKinley Mall Loan Combination.”

The McKinley Mall Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the McKinley Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—McKinley Mall Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination), the Google and Amazon Office Portfolio Loan Combination, the 60 Hudson Street Loan Combination, the 625 Madison Avenue Loan Combination and the McKinley Mall Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination, which are each referred to herein as a “Loan Combination Directing Holders”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Directing Holder:
It is expected that RREF II CMBS AIV, LP will be the initial Directing Holder for each Mortgage Loan other than the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder”  in the Free Writing Prospectus for a description of the related Loan Combination Directing Holder for the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  ”Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

STRUCTURE OVERVIEW

Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See  ”Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

STRUCTURE OVERVIEW

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination and the Kalahari Resort Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Saint Louis Galleria Loan Combination, the 175 West Jackson Loan Combination or the Kalahari Resort Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

					% of Initial	Weighted Averages
					Outstanding		Stated	U/W		LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	NCF	Cut–off Date	at Maturity
Range of Cut–off Date Balances			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD
$2,173,172	-	$9,999,999	25	$144,573,058	10.5%	5.2309%	114	1.67x	67.9%	54.1%
$10,000,000	-	$24,999,999	17	$269,046,004	19.5%	5.0847%	109	1.52x	68.2%	59.4%
$25,000,000	-	$39,999,999	9	$265,199,739	19.2%	5.1184%	103	1.57x	64.7%	55.2%
$40,000,000	-	$49,999,999	3	$129,056,518	9.4%	5.1320%	97	1.45x	69.5%	61.7%
$50,000,000	-	$59,999,999	1	$54,829,058	4.0%	5.3300%	117	1.48x	71.0%	59.2%
$60,000,000	-	$155,000,000	4	$515,000,000	37.4%	3.8339%	95	2.67x	47.1%	45.3%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of Mortgage Rates(1)

					% of Initial	Weighted Averages
					Outstanding		Stated			LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Range of Mortgage Rates			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD
2.3000%	-	4.2499%	3	$360,000,000	26.1%	3.3168%	84	3.21x	38.7%	38.7%
4.2500%	-	4.4999%	1	$19,650,000	1.4%	4.4800%	60	2.04x	68.2%	62.4%
4.5000%	-	4.7499%	1	$15,000,000	1.1%	4.7300%	119	1.64x	67.3%	61.8%
4.7500%	-	5.9200%	54	$983,054,377	71.4%	5.1448%	110	1.51x	67.3%	57.9%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Property Type Distribution(1)(4)
					Weighted Averages

			% of Initial	Number	Cut–off Date		Stated
	Number of	Aggregate	Outstanding	of Units,	Balance per		Remaining				LTV Ratio
	Mortgaged	Cut–off	Pool	Rooms, Beds	Unit/Room/	Mortgage	Term		U/W NCF	Cut–off Date	at Maturity
Property Type	Properties	Date Balance	Balance	or NRA	NRA/Pad	Rate	(Mos.)(2)	Occupancy	DSCR	LTV Ratio(3)	or ARD
Office	15	$514,212,524	37.3%	5,112,491	$265	4.7057%	117	89.4%	2.39x	55.6%	49.9%
Suburban	11	$289,473,641	21.0%	2,332,871	$293	4.9937%	116	95.8%	1.47x	66.9%	59.1%
Data Center	1	$155,000,000	11.3%	1,098,735	$255	4.0000%	118	74.8%	4.53x	28.7%	28.7%
CBD	3	$69,738,883	5.1%	1,680,885	$171	5.0792%	118	95.2%	1.46x	68.2%	58.7%
Multifamily	29	$297,178,797	21.6%	5,745	$63,725	5.1731%	114	94.8%	1.44x	71.0%	59.0%
Garden	27	$230,849,739	16.8%	4,593	$64,511	5.1121%	113	93.8%	1.43x	70.9%	58.6%
Student Housing	1	$54,829,058	4.0%	826	$66,379	5.3300%	117	99.2%	1.48x	71.0%	59.2%
High Rise	1	$11,500,000	0.8%	326	$35,276	5.6500%	120	92.3%	1.43x	74.4%	65.4%
Retail	13	$178,109,775	12.9%	1,925,133	$262	4.1799%	86	95.6%	2.60x	56.0%	50.9%
Anchored(5)	13	$178,109,775	12.9%	1,925,133	$262	4.1799%	86	95.6%	2.60x	56.0%	50.9%
Hospitality	13	$142,600,272	10.4%	1,694	$173,185	5.3670%	101	72.2%	1.90x	58.3%	48.9%
Full Service	2	$66,021,900	4.8%	608	$288,405	5.4683%	82	71.0%	2.03x	50.2%	42.0%
Limited Service	9	$58,378,372	4.2%	870	$70,449	5.2142%	115	71.4%	1.85x	64.8%	54.8%
Extended Stay	2	$18,200,000	1.3%	216	$84,748	5.4900%	120	79.2%	1.61x	66.4%	55.4%
Other	1	$110,000,000	8.0%	35,146	$5,548	2.3000%	59	NAP	1.03x	48.8%	48.8%
Mixed Use	5	$100,551,875	7.3%	394,291	$472	5.0487%	75	87.7%	1.47x	67.5%	63.7%
Office/Retail	3	$95,969,079	7.0%	393,360	$259	5.0429%	72	88.4%	1.47x	67.7%	64.2%
Self Storage/Retail	2	$4,582,796	0.3%	931	$4,925	5.1700%	119	72.6%	1.52x	64.3%	53.2%
Self Storage	7	$15,887,889	1.2%	2,923	$5,714	5.1562%	119	80.9%	1.54x	66.5%	55.0%
Industrial	3	$12,672,651	0.9%	485,477	$57	5.2500%	58	100.0%	1.50x	70.2%	65.1%
Manufactured Housing
Community	1	$6,490,592	0.5%	328	$19,788	5.3400%	119	86.9%	1.84x	59.0%	44.7%
Total/Weighted Average	87	$1,377,704,377	100.0%			4.6532%	102	89.4%	1.96x	59.9%	53.0%

Geographic Distribution(1)(4)

			% of Initial	Weighted Averages
	Number of		Outstanding		Stated			LTV Ratio
	Mortgaged	Aggregate Cut–off	Pool		Remaining Term	U/W NCF	Cut–off Date	at Maturity
State/Location	Properties	Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD
New York	3	$293,000,000	21.3%	3.4375%	95	2.94x	39.9%	38.7%
California	6	$260,000,000	18.9%	5.0592%	109	1.44x	67.6%	61.9%
Northern(6)	4	$223,500,000	16.2%	5.0725%	107	1.44x	67.2%	62.1%
Southern(6)	2	$36,500,000	2.6%	4.9774%	120	1.43x	69.9%	60.3%
Texas	8	$100,873,898	7.3%	5.1301%	119	1.41x	70.5%	59.5%
Missouri	1	$95,000,000	6.9%	3.3794%	58	3.58x	43.4%	43.4%
Maryland	4	$85,933,298	6.2%	4.9131%	100	1.33x	71.0%	62.5%
Florida	16	$78,674,550	5.7%	5.1613%	113	1.49x	69.8%	59.0%
Other	49	$464,222,631	33.7%	5.2159%	107	1.64x	65.4%	54.7%
Total/Weighted Average	87	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%
(1)
With respect to the Google and Amazon Office Portfolio Loan, 60 Hudson Street Loan, 625 Madison Avenue Loan, 175 West Jackson Loan, Kalahari Resort Loan and McKinley Mall Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/NRA/Pad calculations include the related pari passu companion loans.  With respect to the Saint Louis Galleria Loan, LTV, DSCR, Mortgage Rate and Cut–off Date Balance per Unit/Room/NRA/Pad calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan, which junior component has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)	With respect to the Capital Crossing loan, the Cut-off Date LTV Ratio has been calculated net of a $1.0 million unit renovation reserve.
(4)	Reflects allocated loan amount for properties securing multi–property mortgage loans.
(5)	Includes anchored and single tenant properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(3)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Cut–off Date LTV			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	or ARD
28.7%	-	54.9%	4	$396,109,351	28.8%	3.5022%	81	3.10x	39.4%	39.0%
55.0%	-	59.9%	7	$72,435,939	5.3%	5.3990%	115	1.76x	57.1%	46.2%
60.0%	-	64.9%	6	$77,238,088	5.6%	5.0819%	118	1.82x	62.9%	52.9%
65.0%	-	69.9%	18	$482,867,131	35.0%	5.0099%	112	1.49x	67.4%	58.4%
70.0%	-	74.9%	22	$338,159,782	24.5%	5.2266%	107	1.41x	72.5%	62.8%
75.0%	-	75.5%	2	$10,894,086	0.8%	4.8941%	104	1.53x	75.1%	63.8%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of LTV Ratios at Maturity or ARD(1)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of LTV Ratios			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
at Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD
28.1%	-	49.9%	13	$481,297,608	34.9%	3.8330%	88	2.87x	42.9%	39.6%
50.0%	-	54.9%	8	$120,451,988	8.7%	5.1379%	109	1.61x	65.2%	53.6%
55.0%	-	59.9%	13	$218,205,211	15.8%	5.1415%	119	1.49x	69.3%	57.7%
60.0%	-	69.5%	25	$557,749,570	40.5%	5.0652%	107	1.44x	69.6%	62.6%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Underwritten NCF			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Debt Service Coverage Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD
1.03x	-	1.24x	3	$122,511,218	8.9%	2.6227%	65	1.05x	50.3%	49.3%
1.25x	-	1.29x	4	$68,150,000	4.9%	5.2487%	119	1.26x	72.3%	63.0%
1.30x	-	1.39x	8	$159,186,681	11.6%	5.0122%	109	1.34x	70.9%	61.2%
1.40x	-	1.49x	12	$417,304,785	30.3%	5.1166%	112	1.44x	69.0%	60.8%
1.50x	-	1.59x	8	$91,906,028	6.7%	5.1644%	110	1.53x	65.9%	56.1%
1.60x	-	1.69x	10	$123,628,779	9.0%	5.0714%	116	1.63x	65.3%	55.5%
1.70x	-	1.99x	4	$25,760,504	1.9%	5.2953%	74	1.80x	67.2%	54.0%
2.00x	-	4.53x	10	$369,256,382	26.8%	4.2264%	93	3.50x	41.7%	38.4%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of Original Terms to Maturity or ARD(1)(2)

						Weighted Averages

					% of Initial		Stated			LTV Ratio
Original Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD
60			12	$373,571,736	27.1%	3.8347%	58	1.97x	54.3%	51.8%
120			47	$1,004,132,641	72.9%	4.9577%	119	1.96x	61.9%	53.4%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Remaining Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD
48	-	60	12	$373,571,736	27.1%	3.8347%	58	1.97x	54.3%	51.8%
114	-	120	47	$1,004,132,641	72.9%	4.9577%	119	1.96x	61.9%	53.4%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%
(1)
With respect to the Google and Amazon Office Portfolio Loan, 60 Hudson Street Loan, 625 Madison Avenue Loan, Kalahari Resort Loan, 175 West Jackson Loan and McKinley Mall Loan, LTV and DSCR calculations include the related pari passu companion loans. With respect to the Saint Louis Galleria Loan, LTV, DSCR and Mortgage Rate calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan, which junior component has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)	With respect to the Capital Crossing loan, the Cut-off Date LTV Ratio has been calculated net of a $1.0 million unit renovation reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)(3)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Underwritten NOI			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Debt Yields			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	or ARD
2.4%	-	7.9%	1	$110,000,000	8.0%	2.3000%	59	1.03x	48.8%	48.8%
8.0%	-	9.9%	18	$457,958,398	33.2%	5.0524%	116	1.38x	69.1%	60.6%
10.0%	-	12.4%	22	$366,413,565	26.6%	5.1467%	107	1.49x	68.8%	59.8%
12.5%	-	14.9%	9	$174,017,800	12.6%	4.1682%	77	2.76x	53.3%	48.8%
15.0%	-	19.9%	7	$257,477,642	18.7%	4.5477%	106	3.54x	39.5%	35.4%
20.0%	-	22.9%	2	$11,836,973	0.9%	5.2240%	118	2.15x	64.9%	28.2%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%

Distribution of Amortization Types(1)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Amortization Type			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD
Amortizing Balloon			38	$526,561,040	38.2%	5.1816%	105	1.58x	66.2%	54.7%
Interest Only, then Amortizing			17	$470,143,337	34.1%	5.0689%	113	1.46x	68.8%	61.6%
Interest Only, ARD			2	$265,000,000	19.2%	3.2943%	94	3.08x	37.0%	37.0%
Interest Only			2	$116,000,000	8.4%	3.6737%	69	3.23x	46.7%	46.7%
Total/Weighted Average			59	$1,377,704,377	100.0%	4.6532%	102	1.96x	59.9%	53.0%
(1)
With respect to the Google and Amazon Office Portfolio Loan, 60 Hudson Street Loan, 625 Madison Avenue Loan, Kalahari Resort Loan, 175 West Jackson Loan and McKinley Mall Loan, LTV, Debt Yield and DSCR calculations include the related pari passu companion loans. With respect to the Saint Louis Galleria Loan, LTV, Debt Yield, DSCR and Mortgage Rate calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan, which junior component has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)	With respect to the Capital Crossing loan, the Cut-off Date LTV Ratio and Underwritten NOI Debt Yield have been calculated net of a $1.0 million unit renovation reserve.

Ten Largest Mortgage Loans
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Room/Unit	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Google and Amazon Office Portfolio(1)	GACC	Sunnyvale, CA	Office	$155,000,000	11.3%	$427	66.6%	1.40x	9.0%

60 Hudson Street(1)	GACC	New York, NY	Office	$155,000,000	11.3%	$255	28.7%	4.53x	19.3%

625 Madison Avenue(1)	GACC	New York, NY	Other	$110,000,000	8.0%	$5,548	48.8%	1.03x	2.4%

Saint Louis Galleria(1)	GACC	St. Louis, MO	Retail	$95,000,000	6.9%	$417	43.4%	3.58x	12.7%

Highland Hills Apartments	Natixis	Mankato, MN	Multifamily	$54,829,058	4.0%	$66,379	71.0%	1.48x	10.5%

City Square	CCRE	Oakland, CA	Mixed Use	$47,500,000	3.4%	$290	71.4%	1.47x	10.3%

Dallas FBI	Natixis	Dallas, TX	Office	$41,556,518	3.0%	$184	68.5%	1.43x	9.4%

175 West Jackson(1)	GACC	Chicago, IL	Office	$40,000,000	2.9%	$193	68.3%	1.44x	10.6%

Miraval Resort & Spa	Natixis	Tucson, AZ	Hospitality	$36,109,351	2.6%	$308,627	45.9%	2.00x	18.4%

Bedford and Victoria Multifamily Portfolio	GACC	Hyattsville, MD	Multifamily	$32,964,219	2.4%	$56,157	74.9%	1.37x	9.3%
Total/Weighted Average				$767,959,146	55.7%		53.7%	2.29x	11.3%
(1)
With respect to the Google and Amazon Office Portfolio Loan, 60 Hudson Street Loan, 625 Madison Avenue Loan and 175 West Jackson Loan, LTV, DSCR, Debt Yield and Cut–off Date Balance per NRA/Room/Unit calculations include the related pari passu companion loans. With respect to the Saint Louis Galleria Loan, LTV, DSCR, Debt Yield and Cut–off Date Balance per NRA/Room/Unit calculations include the senior component of the related companion loan and exclude the junior component of the related companion loan, which junior component has a Cut-off Date principal balance of $20,000,000.

Loan Combination Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Google and Amazon Office Portfolio	$155,000,000	$297,200,000	$452,200,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14

60 Hudson Street	$155,000,000	$125,000,000	$280,000,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14

625 Madison Avenue	$110,000,000	$85,000,000	$195,000,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14

Saint Louis Galleria	$95,000,000	$120,000,000	$215,000,000	COMM 2013-CCRE13	Wells Fargo Bank, NA	Wells Fargo Bank, NA	COMM 2013-CCRE13

175 West Jackson	$40,000,000	$240,000,000	$280,000,000	COMM 2013-CCRE12	Wells Fargo Bank, NA	LNR Partners, LLC	COMM 2013-CCRE12

Kalahari Resort and Convention Center	$29,912,549	$99,708,496	$129,621,044	COMM 2013-CCRE13	Wells Fargo Bank, NA	Wells Fargo Bank, NA	COMM 2013-CCRE13

McKinley Mall	$28,000,000	$10,000,000	$38,000,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE14 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$155,000,000	11.3%	BACM 2006-4(2)
60 Hudson Street	GACC	New York, NY	Office	$155,000,000	11.3%	WBCMT 2005-C20
Saint Louis Galleria	GACC	St. Louis, MO	Retail	$95,000,000	6.9%	CSMC 2006-C1
175 West Jackson	GACC	Chicago, IL	Office	$40,000,000	2.9%	Various(3)
Miraval Resort & Spa	Natixis	Tucson, AZ	Hospitality	$36,109,351	2.6%	BSCMS 2006-BBA7
Bedford and Victoria Multifamily Portfolio	GACC	Hyattsville, MD	Multifamily	$32,964,219	2.4%	GMACC 2004-C3
Shaner Hotel Portfolio II	CCRE	Various	Hospitality	$29,275,000	2.1%	GCCFC 2005-GG5(4)
McKinley Mall	Natixis	Buffalo, NY	Retail	$28,000,000	2.0%	GMACC 2003-C3
Carlisle Commons	Natixis	Carlisle, PA	Retail	$28,000,000	2.0%	MSC 2004-T13
Indigo Palms Multifamily	GACC	Phoenix, AZ	Multifamily	$27,969,541	2.0%	JPMCC 2005-LDP1
16530 Ventura Boulevard	GACC	Encino, CA	Office	$21,500,000	1.6%	CSFB 2004-C3
149 New Montgomery	Natixis	San Francisco, CA	Mixed Use	$21,000,000	1.5%	BACM 2005-1
West Valley Business Park	GACC	Kent, WA	Office	$14,000,000	1.0%	JPMCC 2002-C2
ART Florida MF Portfolio	CCRE	Various	Multifamily	$13,300,000	1.0%	MLMT 2007-C1
North Park Towers	GACC	Southfield, MI	Multifamily	$11,500,000	0.8%	BACM 2006-1
Hampton Inn Cranberry Township Pittsburgh	GACC	Cranberry, PA	Hospitality	$9,870,131	0.7%	MSC 2007-HQ11
Hampton Inn Pittsburgh Greentree	GACC	Pittsburgh, PA	Hospitality	$9,704,206	0.7%	CGCMT 2006-C5
Hunt Club	GACC	Euless, TX	Multifamily	$9,000,000	0.7%	CSFB 2004-C2
Chelsea and Manchester Townhomes	Natixis	Columbus, OH	Multifamily	$7,500,000	0.5%	CCMSC 2000-1(5)
Collins Aire Mobile Home Park	Natixis	Fort Collins, CO	Manufactured Housing Community	$6,490,592	0.5%	CSFB 2003-C5
McKinney Self Storage Portfolio	Natixis	McKinney, TX	Self Storage	$4,948,953	0.4%	JPMCC 2006-LDP7(6)
Walgreens – N. Muskegon	Natixis	Muskegon, MI	Retail	$3,828,614	0.3%	WBCMT 2003-C8
Fairfield Beloit	Natixis	Beloit, WI	Hospitality	$3,727,570	0.3%	BACM 2006-5
Total:				$763,688,178	55.5%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
The most recent financing of the Technology Corners property was previously securitized in the BACM 2006-4 transaction. The most recent financing of the Moffett Towers Building D property was not included in a securitization.

(3)	The 175 West Jackson property was previously securitized in the WBCMT 2004-C15 and WBCMT 2005-C16 transactions.
(4)
The Holiday Inn Express State College, Hampton Inn State College, SpringHill Suites State College and Fairfield Inn Jacksonville were securitized in the GCCFC 2005-GG5 transaction as part of the Jelms Hotel Portfolio loan. The Fairfield Inn State College property was not previously included in a securitization

(5)	The Manchester Townhomes property was previously securitized in the CCMSC 2000-1 transaction. The Chelsea Townhomes property was not previously included in a securitization.
(6)	The Safeway property was previously securitized in the JPMCC 2006-LDP7 transaction. The Allen property was not previously included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable			Collateral:	Fee Simple
	Living Trust			Location:	Sunnyvale, CA
Borrower:	MPDB1-4 LLC; MT3D LLC			Year Built / Renovated:	Various
Original Balance(1):	$155,000,000			Total Sq. Ft.:	1,057,809
Cut-off Date Balance(1):	$155,000,000			Property Management:	Paul Holdings, Inc.
% by Initial UPB:	11.3%			Underwritten NOI:	$40,671,127
Interest Rate:	5.03496%			Underwritten NCF:	$40,459,566
Payment Date:	6th of each month			Appraised Value:	$679,000,000
First Payment Date:	February 6, 2014			Appraisal Date:	December 2, 2013
Maturity Date:	January 6, 2024
Amortization(2):	Interest only for first 48 months; 360			Historical NOI(7)
	months thereafter			Most Recent NOI:	NAV
Additional Debt(1):	$297,200,000 Pari Passu Debt			2012 NOI:	NAV
	$67,800,000 Mezzanine Loan			2011 NOI:	NAV
Call Protection(3):	L(24), YM1(92), O(4)			2010 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place			2009 NOI:	NAV
				2008 NOI:	NAV
Reserves(4)
	Initial		Monthly	Historical Occupancy(7)
Taxes:	$0		$172,473	Current Occupancy:	100.0% (January 6, 2014)
Insurance:	$0		Springing	2012 Occupancy:	NAV
Replacement:	$0		$17,630	2011 Occupancy:	NAV
TI/LC:	$31,289,848		$0	2010 Occupancy:	NAV
Rent Abatement:	$2,209,233		$0	2009 Occupancy:	NAV
Lease Sweep:	$0		Springing	2008 Occupancy:	NAV

(1)   The Original Balance and Cut-off Date Balance of $155.0 million represent the controlling Note A-1 of the $452.2 million Google and Amazon Office Portfolio Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the non-controlling Note A-2 and Note A-3, with original principal balances of $150.0 million and $147.2 million, respectively. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   Following an initial 48-month interest only period from the first payment date, the Google and Amazon Office Portfolio Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H-I of the Free Writing Prospectus.
(3)   The lockout period will be at least 24 payments beginning with and including the first payment date of February 6, 2014. Prepayment of the full $452.2 million Google and Amazon Office Portfolio Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan and (ii) February 6, 2017. Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google and Amazon Office Portfolio Loan Combination.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.75x, respectively for the mortgage loan and 1.43x and 1.42x, respectively, for the total debt.
(7)   The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and has been undergoing substantial renovations prior to Google taking occupancy of the Technology Corner Property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased during construction by Amazon.

Financial Information
		Mortgage	Total
		Loan(5)	Debt
Cut-off Date Balance / Sq. Ft.:		$427	$492
Balloon Balance / Sq. Ft.:		$389	$448
Cut-off Date LTV:		66.6%	76.6%
Balloon LTV:		60.6%	69.7%
Underwritten NOI DSCR(6):		1.41x	1.16x
Underwritten NCF DSCR(6):		1.40x	1.15x
Underwritten NOI Debt Yield:		9.0%	7.8%
Underwritten NCF Debt Yield:		8.9%	7.8%
Underwritten NOI Debt Yield at Balloon:		9.9%	8.6%
Underwritten NCF Debt Yield at Balloon:		9.8%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

Property Summary
Property Name	Location	Tenant	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Technology Corners Property	Sunnyvale, CA	Google	700,328(2)	2001 / 2013	$112,740,385	$438,000,000	100.0%
Moffett Towers Building D Property	Sunnyvale, CA	Amazon	357,481	2013 / NAP	$62,259,615	$241,000,000	100.0%
Total / Wtd. Avg.:			1,057,809		$175,000,000	$679,000,000	100.0%
(1)	Based on a rent roll dated January 6, 2014.
(2)	Google leases 175,082 sq. ft. at 803 11th Avenue, 175,082 sq. ft. at 805 11th Avenue, 175,082 sq. ft. at 807 11th Avenue, and 175,082 sq. ft. at 809 11th Avenue under four separate coterminous leases.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Google	NR/Aa2/AA	700,328	66.2%	$32.40	63.1%	9/30/2024(2)
Amazon(3)(4)	NR/Baa1/AA-	357,481	33.8%	$37.08	36.9%	2/29/2024(5)
Total Occupied Collateral		1,057,809	100.0%	$33.98	100.0%
Vacant		0	0.0%
Total Collateral		1,057,809	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Google has no early termination options and has one seven-year renewal option with nine months prior notice at 95% of fair market rent.
(3)	Amazon’s base rent will commence March 1, 2014. At closing, $2,209,233 was reserved for the two remaining months of abated rent due to Amazon under its lease.
(4)	This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon. Amazon provided a parent guaranty of this lease.
(5)	Amazon has no early termination options and has two seven-year renewal options with nine months prior notice at 100% of fair market rent.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	5	1,057,809	100.0%	1,057,809	100.0%	$33.98	100.0%	100.0%
Thereafter	0	0	0.0%	1,057,809	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,057,809	100.0%	NAP	NAP
Total / Wtd. Avg.	5	1,057,809	100.0%			$33.98	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

The Loan.   The Google and Amazon Office Portfolio loan (the “Google and Amazon Office Portfolio Loan”) consists of the controlling Note A-1 in the original principal amount of $155.0 million of a fixed rate loan in the aggregate principal amount of $452.2 million (the “Google and Amazon Office Portfolio Loan Combination”). The Google and Amazon Office Portfolio Loan Combination is secured by the borrowers’ fee simple interest in a four building, Class A suburban office park containing 700,328 sq. ft. in the aggregate located at 803, 805, 807 and 809 11th Avenue in Sunnyvale, California (the “Technology Corners Property”) and the borrowers’ fee simple interest in a 357,481 sq. ft. Class A suburban office building located at 1100 Enterprise Way in the Moffett Towers Office Park (the “Moffett Towers Building D Property”, together with the Technology Corners Property, the “Google and Amazon Office Portfolio Properties”). The $452.2 million Google and Amazon Office Portfolio Loan Combination is evidenced by three pari passu notes. Only the controlling Note A-1, with an original principal balance of $155.0 million, will be included in the COMM 2014-CCRE14 mortgage trust. The non-controlling Note A-2, with an original principal balance of $150.0 million, and the non-controlling Note A-3, with an original principal balance of $147.2 million, are expected to be contributed to future securitizations. GACC has reserved the right to further split the Note A-2 and Note A-3 into multiple notes. The Google and Amazon Office Portfolio Loan Combination has a 10-year term and amortizes on a fixed schedule, after an initial four-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Google and Amazon Office Portfolio Loan accrues interest at a fixed rate equal to 5.03496% and has a cut-off date balance of $155.0 million. The proceeds of the Google and Amazon Office Portfolio Loan Combination, along with a $67.8 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $338.3 million, fund upfront reserves of approximately $33.5 million, pay closing costs of approximately $2.8 million and return approximately $145.4 million of equity to the sponsors. Based on the appraised value of $679.0 million as of December 2, 2013, the cut-off date LTV ratio of the Google and Amazon Office Portfolio Loan Combination is 66.6%. Including the $67.8 million of mezzanine debt, the remaining implied equity is $159.0 million. The most recent prior financing of the Technology Corners Property was included in the BACM 2006-4 mortgage trust. The most recent prior financing of the Moffett Towers Building D Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2 and Note A-3 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$155,000,000	$155,000,000	COMM 2014-CCRE14	Yes
Note A-2	$150,000,000	$150,000,000	GACC	No
Note A-3	$147,200,000	$147,200,000	GACC	No
Total	$452,200,000	$452,200,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$452,200,000	87.0%	Loan Payoff	$338,309,831	65.1%
Mezzanine Loan	$67,800,000	13.0%	Reserves	$33,499,080	6.4%
			Closing Costs	$2,757,087	0.5%
			Return of Equity	$145,434,002	28.0%
Total Sources	$520,000,000	100.0%	Total Uses	$520,000,000	100.0%

The Borrower / Sponsor.    The borrowers, MPDB1-4 LLC (the “Technology Corners Borrower”) and MT3D LLC (the “Moffett Towers Building D Borrower”), are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures. MPDB1-4 LLC is the borrowing entity for the Technology Corners Property and MT3D LLC is the borrowing entity for the Moffett Towers Building D Property. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of eight million sq. ft. of real estate, with an additional six million sq. ft. of space in its development pipeline, and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over five million sq. ft. of LEED Certified Gold office space throughout its portfolio.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

The Properties.   The Google and Amazon Office Portfolio Properties consist of five Class A suburban office buildings totaling 1,057,809 sq. ft., located in Sunnyvale, California. The Google and Amazon Office Portfolio Properties are located in the Moffett Park area of Sunnyvale, immediately north of the intersection of US Highway 101 and State Highway 237, and benefit from access to several bus stops in the immediate area and the Santa Clara Light Rail station located along Moffett Park Drive. As of January 6, 2014, the Google and Amazon Office Portfolio Properties are 100.0% occupied by two credit rated tenants.

The Technology Corners Property consists of four, four-story Class A suburban office buildings totaling 700,328 sq. ft., which are part of a larger approximately 949,000 sq. ft., six-building office campus (known generally as “Technology Corners”). The campus includes a two-story, 15,660 sq. ft. amenities building, which was originally built-out as a fitness center for the previous tenant, as well as a fifth office building under construction which will contain 232,248 sq. ft. of rentable space, which is expected to be completed in March 2014. There are currently 2,360 garage and surface parking spaces for a ratio of 3.37 per 1,000 sq. ft. based on the existing 700,328 sq. ft. A second parking garage is under construction concurrently with the fifth office building, which will increase the number of parking spaces to 2,767, for a ratio of 2.97 per 1,000 sq. ft. for the entire office campus. Google leases all five of the office buildings at Technology Corners under five separate leases. The amenities building, parking garages and fifth office building under construction do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Technology Corners Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

The Moffett Towers Building D Property is an eight-story Class A LEED Certified Gold suburban office building totaling 357,481 sq. ft., which is part of a larger 1.99 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Google and Amazon Office Portfolio Loan Combination. There are two separate parking garages and surface parking for a total of 1,180 parking spaces allocated to the Moffett Towers Building D Property for a ratio of 3.30 spaces per 1,000 sq. ft. The amenities building and parking garages do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Moffett Towers Building D Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

Environmental Matters. The Phase I environmental reports dated November 17, 2013 and November 19, 2013 recommended no further action at the Technology Corners Property or the Moffett Towers Building D Property.

Tenants.

Google (700,328 sq. ft., 66.2% of NRA, 63.1% of U/W Base Rent). Google (NASDAQ: GOOG), rated NR/Aa2/AA by Fitch/Moody’s/S&P, is a global technology company specializing in internet-related services and products, including search, cloud computing, software and online advertising technologies. The California-based company provides its products and services in more than 100 languages and in more than 50 countries, regions, and territories. Google was founded by Sergey Brin and Lawrence E. Page on September 4, 1998 and is headquartered in Mountain View, California, less than five miles from the Technology Corners Property. Since first going public in August 2004, Google has grown to a market capitalization of approximately $370.7 billion as of December 2013.

Google’s lease commenced in April 2013 at the Technology Corners Property and expires September 2024. Rent commenced in November 1, 2013. Although all 700,328 sq. ft. at Technology Corners is leased to Google, the company is still completing tenant improvements and is expected to take occupancy by July 2014. Currently, Google is subleasing the third floor of 807 11th Avenue to Motorola Mobility, Inc., an affiliate of Google. Google has one seven-year option to renew at 95% of fair market value with a minimum of nine months prior notice and has no termination options. At closing, the borrowers reserved approximately $7.2 million ($10.22 PSF) for tenant improvements related to Google’s space and Google is investing a reported additional $150 million to complete a gut renovation of the interior and major enhancement of the common area space, including the amenities building. Google is awaiting delivery of Technology Corners Building 6 (“Building 6”), a four-story building that will contain an additional 232,248 sq. ft. that is set for completion in 2014 and is not included in the Google and Amazon Office Portfolio Loan Combination collateral. The addition of this space will increase Google’s total presence at Technology Corners to 932,576 sq. ft.

Amazon (357,481 sq. ft., 33.8% of NRA, 36.9% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated NR/Baa1/AA- by Fitch/Moody’s/S&P, began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon’s e-reader, the Kindle Fire HD, was the company’s bestselling product worldwide in 2012. Founded by Jeff Bezos, Bezos still operates as the company’s chairman and CEO and owns nearly 20% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion in 2011 to $61.1 billion in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

A2Z Development Center, Inc. (“A2Z”) is a wholly owned subsidiary of Amazon and leases all 357,481 sq. ft. of office space of the Moffett Towers Building D Property as well as 224,492 sq. ft. at the adjacent 1120 Enterprise Way property (not part of the collateral). Amazon.com, Inc. provided a parent guaranty for this lease. The company is responsible for a number of Amazon’s products and services and uses its space at the Moffett Towers Building D Property for design and product development for the Kindle e-reader. A2Z’s lease commenced in October 2013 and expires in February 2024. Base rent was abated for the first five months of the initial lease term, which remaining amount was fully reserved for at the closing of the Google and Amazon Office Portfolio Loan Combination.  Payment of base rent commences on March 1, 2014. A2Z has two seven-year options to renew at 100% of the fair market rent with a minimum of nine months prior notice and has no early termination options. At closing, the borrowers reserved approximately $24.1 million ($67.50 PSF) for tenant improvements related to Amazon’s space and Amazon is investing a reported additional $21.5 million ($60.14 PSF). Amazon is expected to complete its tenant improvements and build-out of floors three through eight in March 2014, followed by the lab space on floors one and two and cafeteria in June 2014. Amazon is expected to take full occupancy in June 2014.

The Market.    The Google and Amazon Office Portfolio Properties are located in the Silicon Valley office market, which has experienced significant growth in recent years led by the expansion of social media, gaming and software industries and the presence of large high-tech companies such as Apple and Google. Leasing activity increased in the third quarter of 2013, exceeding the square footage leased in both the first and second quarters combined, on par with elevated levels during the third and fourth quarters of 2012, with approximately 2.3 million sq. ft. leased in the third quarter of 2013. Among these transactions were the new leases by Google totaling 932,576 sq. ft. at Technology Corners, which has also recently continued its expansion into neighboring Palo Alto and Sunnyvale.

The Silicon Valley office market totals over 48.0 million sq. ft. of office space and is comprised of 13 submarkets, located predominantly in Santa Clara County, including the Newark and Fremont submarkets in southern Alameda County. The Silicon Valley average household income is $122,434, which is 76.0% above the US average, with a percentage of households in the $100,000 and above range of 43.5% versus the national average of 19.5%. Additionally, approximately 45.0% of the Silicon Valley’s population has a bachelor or advanced degree, compared to just 28.0% nationwide. The Technology Corners Property and Moffett Towers Building D Property are located in the Sunnyvale submarket close to Mountain View. The Sunnyvale submarket has over 7.0 million sq. ft. of office inventory as of Q3 2013.

Across the entire Silicon Valley office market, there were occupancy gains during the quarter, bringing year-to-date overall net absorption to approximately 956,000 sq. ft. For the Silicon Valley office market, vacancy rates continued to decline to 11.8%, 0.2% less than a year ago. In the Sunnyvale submarket, the overall vacancy rate dropped to 5.6% in Q3 2013 from 6.3% in the prior quarter. In the Silicon Valley office market, new construction of approximately 1.1 million sq. ft. has been completed through Q3 2013, with an additional 3.2 million sq. ft. underway. Three new projects broke ground during Q3 2013 and another 10 projects are expected to begin construction in the next two quarters. The Sunnyvale submarket has had 100,000 sq. ft. of new construction delivered through Q3 2013, with over 1.4 million sq. ft. under construction as of Q3 2013.

In the Silicon Valley office market, overall average annual asking rents increased 5.2% during the past quarter to $36.72 PSF, and 8.5% over the past year. Class A average asking rental rates increased 4.1% during the quarter to $36.36 PSF, the highest rate recorded since 2001. The average annual asking rents in the Sunnyvale submarket rose for the third consecutive quarter to $45.36 PSF, up from $45.00 PSF in Q2 2013. The appraiser concluded that the appropriate current market rent for the Technology Corners Property is $3.35 PSF NNN per month ($40.20 PSF NNN per year) and $3.50 PSF NNN per month ($42.00 PSF NNN per year) for the Moffett Towers Building D Property.

The appraiser identified eight lease comparables, which are presented in the subsequent chart:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

Lease Comparables(1)
Property	Tenant	Location (CA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF (NNN)	Lease Term (yrs)
Technology Corners Property	Google	Sunnyvale	2001	700,328	$32.40	11.5
Moffett Towers Building D Property	Amazon	Sunnyvale	2013	357,481	$37.08	10.0
Santa Clara Gateway	Global Foundaries	Santa Clara	2013	136,630	$39.00	7.0
Moffett Towers I	Plaxo	Sunnyvale	2008	30,963	$39.00	6.5
Moffett Towers I	GoDaddy.com	Sunnyvale	2008	40,521	$39.00	6.4
Santa Clara Towers II	CA Technologies	Santa Clara	1998	74,471	$30.60	10.6
1045-1085 La Avenida Avenue	Microsoft Corporation	Mountain View	2001	515,700	$40.80	12.0
Technology Corners Building 6	Google, Inc.	Sunnyvale	2014(2)	232,248	$42.00	10.3
Sunnyvale City Center	IMPAC Medical Systems	Sunnyvale	2002	76,015	$49.80	10.0
3333 Scott Boulevard	Akamai Technologies, Inc.	Santa Clara	2013	80,000	$34.20	10.0
(1)	Source: Appraisal
(2)	Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$41,853,110	$39.57
Value of Vacant Space	0	0.00
Gross Potential Rent	$41,853,110	$39.57
Total Recoveries	7,458,875	7.05
Total Other Income	847,053	0.80
Less: Vacancy(2)	(1,756,434)	(1.66)
Effective Gross Income	$48,402,604	$45.76
Total Operating Expenses	7,731,477	7.31
Net Operating Income	$40,671,127	$38.45
TI/LC	0	0.00
Capital Expenditures	211,562	0.20
Net Cash Flow	$40,459,565	$38.25

Average Annual Rent PSF(3)	$39.57

(1)	U/W Base Rent includes $5,907,087 in contractual step rent which represents the straight line average of step rent through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 3.5% of gross income.
(3)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Google and Amazon Office Portfolio Loan Combination borrowers. The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google, Inc. and underwent substantial renovations prior to Google, Inc. taking occupancy of the property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased during construction by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Google and Amazon Office Portfolio Properties are managed by Paul Holdings, Inc. d/b/a Jay Paul Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The Google and Amazon Office Portfolio Loan is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Google and Amazon Office Portfolio Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the second anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) during the continuance of certain Lease Sweep Periods (as defined herein), or (iv) during the continuance of an event of default under the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.20x and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” commences upon the earliest to occur of, among other events, (i) the January 2021 payment date, (ii) the date on which the tenant under a Lease Sweep Lease (as defined herein) surrenders or terminates its Lease Sweep Lease with respect to all or a Material Surrender Portion (as defined herein) of its space prior to the then expiration date, or the date on which such a tenant notifies the borrower that it is surrendering or terminating its Lease Sweep Lease with respect to all or a Material Surrender Portion of its space, (iii) the date on which a tenant under a Lease Sweep Lease “goes dark” at any of the Google and Amazon Office Portfolio Properties or at substantially all of its premises (unless such tenant is investment grade), (iv) upon the occurrence of an event of default under a Lease Sweep Lease, (v) upon the occurrence of a bankruptcy or insolvency involving the tenant (or its parent) under a Lease Sweep Lease and (vi) the date on which there occurs a casualty at either the Technology Corners Property or at the Moffett Towers Building D Property or at any of the four Technology Corners Property buildings.

A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the Google lease for 803 11th Avenue, (iii) the Google lease for 805 11th Avenue, (iv) the Google lease for 807 11th Avenue, (v) the Google lease for 809 11th Avenue or (vi) any lease which is entered into by the borrowers in replacement of any of the Amazon lease or any of the Google leases. A “Material Surrender Portion” means at least 46,000 sq. ft. of space (or if a full floor of space is less than 46,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.

If a Lease Sweep Period exists,  then the borrower is required to deposit into the lease sweep account (i) the Required Minimum Monthly Lease Sweep Deposit Amount (as defined herein) (regardless of whether rents are sufficient to make the payments otherwise required and such Required Minimum Monthly Lease Sweep Deposit Amount) and (ii) in addition, all excess cash, on a monthly basis, but only until the aggregate amounts so swept (inclusive of any lease termination payments, if any) equal the Lease Sweep Reserve Threshold (as defined herein) (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold (as defined herein)).

“Required Minimum Monthly Lease Sweep Deposit Amount” means, on each monthly payment date during the continuance of a Lease Sweep Period, an amount equal to $897,223. The “Lease Sweep Reserve Threshold” means $28,000,000, which amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold.  The “Google Lease Sweep Threshold” means $30.53 per rentable square foot affected by the casualty giving rise to the Lease Sweep Period.

If a Lease Sweep Period exists and the aggregate funds transferred in the Lease Sweep Account (inclusive of any lease termination payments) equals the Lease Sweep Reserve Threshold (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold), thereafter the borrower is required to deposit all excess cash into a debt service reserve account up to the Lease Sweep and Debt Service Reserve Cap (as defined herein). However, if the Lease Sweep Period is continuing due to the insolvency of a Lease Sweep Tenant (or its parent) or due to a casualty, then the Lease Sweep and Debt Service Reserve Cap will not be in effect.

“Lease Sweep and Debt Service Reserve Cap” is $32,300,000, although (i) such amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold and (ii) if the Lease Sweep Period commenced because of the surrender, termination or cancellation of a Material Surrender Portion of (but not the entirety of) the space under a Lease Sweep Lease (or notice is given) prior to its then current expiration date, then, the Lease Sweep and Debt Service Reserve Cap with respect to the affected space will be equal to $30.00 times the number of sq. ft. of space that has been (or is to be) surrendered, terminated or cancelled.

Initial Reserves.    At closing, the borrowers deposited (i) $31,289,848 into the TI/LC reserve account, $24,129,968 of which was reserved for outstanding tenant improvements and leasing commissions related to Amazon and $7,159,880 of which was reserved for outstanding tenant improvements related to Google and (ii) $2,209,233 into a rent abatement reserve account for outstanding free rent related to Amazon.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $172,473, into a tax reserve account and (ii) $17,630 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

Current Mezzanine or Subordinate Indebtedness.    A $67,800,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Google and Amazon Office Portfolio Loan and accrues interest at a rate of 7.8500% per annum. The mezzanine loan has a 10-year term and after a four-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period. The mezzanine loan is held by Hanwha U.S. Mezzanine Investment SCA, LLC.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) February 6, 2017, the applicable borrower may in conjunction with an arm’s length sale to an unrelated third party sale obtain the release of (A) the Moffett Towers Building D Property, (B) the entirety of the Technology Corners Property or (C) one of the four buildings at the Technology Corners Property (a “Parcel Release”), provided, among other conditions set forth in the Google and Amazon Office Portfolio Loan Combination documents, (1) the applicable borrower makes a principal payment equal to the Lender’s Proportionate Share (as defined herein) of (a) if the release is a release of the Moffett Towers Building D Property, 150% of the allocated loan amount for the Moffett Towers Building D Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), (b) if the release is a release of the entirety of the Technology Corners Property, 120% of the allocated loan amount for the entirety of the Technology Corners Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), and (c) if the release is a Parcel Release, 150% of the allocated loan amount for such building (as set forth in the Google and Amazon Office Portfolio Loan Combination documents); (2) if the property being released is the Technology Corners Property or a Parcel Release, (i) Amazon maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Amazon) that is no more than one rating notch below the respective credit ratings of Amazon from S&P and Moody’s as of the closing date and (ii) at the time of the release, there exists no material default under the Amazon lease at the Moffett Towers Building D Property; (3) if the release is a Parcel Release, the Google lease relating to the parcel being released is required to be amended so that it is no longer cross-defaulted with any other Google lease, and the Google leases relating to the remaining parcels (still subject to the lien of the mortgage) is required to be amended so that they are no longer cross-defaulted with any other Google lease or with the Google lease to Building 6; (4) if the release is a Parcel Release, (i) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date, and (ii) there exists no material default under the Google lease at the portions of the Technology Corners Property remaining subject to the lien of the mortgage; (5) if the property being released is the Moffett Towers Building D Property (i) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date and (ii) at the time of the release, there exists no material default under any Google lease at the Technology Corners Property; (6) if, after the release and prepayment described above, the LTV ratio of the properties remaining subject to the lien of the Google and Amazon Office Portfolio Loan documents (as determined by lender) is greater than 125%, the principal balance of the Loan must be paid down by an amount such that the LTV ratio is no more than 125% immediately after such release; (7) the DSCR after giving effect to such release is no less than the greater of (i) 1.20x and (ii) the aggregate DSCR immediately prior to such sale; (8) the LTV ratio after giving effect to such release is no more than the lesser of (i) 76.6% and (ii) the aggregate LTV ratio immediately prior to such release; (9) receipt of rating agency confirmation (if required); (10) adequate funds as determined by lender in its reasonable discretion have been escrowed with lender to cover any potential shortfalls in the lease sweep reserve amounts required to be collected from the cash flow from the remaining properties; and (11) no event of default under the Google and Amazon Office Portfolio Loan documents has occurred and is continuing.

In no event can more than one office building at the Technology Corners Property be released from the collateral (unless the entirety of the Technology Corners Property is released) and, in addition, in no event can any sale include a conveyance of all or any portion of the Moffett Towers Building D Property common areas or Technology Corners Property common areas (including the amenities building at each property).

As used herein, the “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Google and Amazon Office Portfolio Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Google and Amazon Office Portfolio Loan Combination and the mezzanine loan.

Substitution.   None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 66.6% 1.40x 9.0%

CARTIFACT
Moffett Towers Building D
1100 Enterprise Way
Sunnyvale, CA 94089
Technology Corners
803, 805, 807 and 809 11th Avenue
Sunnyvale, CA 94089
San Francisco Bay
BAYLANDS
East Palo Alto
DOWNTOWN PALO ALTO
Palo Alto
Stanford Stadium
Stanford University
BAYSHORE FWY
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
RENAISSANCE
49ers Levi's Stadium
Great America
Mission College
GOLDEN TRIANGLE
Mountain View
Sunnyvale
Sunnyvale Town Center
Los Altos Hills
Foothill College
El Camino Hospital
Los Altos
NORMAN Y MINETA SAN JOSE INT'L AIRPORT
Santa Clara
Santa Clara University
San Jose
Apple HQ
JUNIPERO SERRA FWY
Vallco Mall
Westfield Valley Fair
SUNOL-MIDTOWN
De Anza College
Cupertino
Santa Clara Valley Med Center
Westgate Mall
Campbell
The Pruneyard
Saratoga
West Valley College
Monte Sereno
Los Gatos
Rancho San Antonio Open Space
Gate of Heaven Cemetery
VA Palo Alto Health Care System
Alta Mesa Cemetery
PACIFIC OCEAN
San Francisco
Oakland
Berkeley
Richmond
San Rafael
Concord
Walnut Creek
Hayward
Fremont
Palo Alto
Mountain View
Sunnyvale
Santa Clara
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Data Center Office
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Fitch/Morningstar):	Aa2 / AA / AAA		Location:	New York, NY
Sponsor:	60 Hudson Owner LLC		Year Built / Renovated:	1928-1930 / 2013
Borrower:	60 Hudson Owner LLC		Total Sq. Ft.:	1,098,735
Original Balance(1):	$155,000,000		Property Management:	Colliers Tri-State Management LLC
Cut-off Date Balance(1):	$155,000,000		Underwritten NOI:	$54,028,294
% by Initial UPB:	11.3%		Underwritten NCF:	$51,453,350
Interest Rate(2):	4.0000%		Appraised Value:	$977,000,000
Payment Date:	6th of each month		Appraisal Date:	September 11, 2013
First Payment Date:	December 6, 2013
Anticipated Repayment Date(2):	November 6, 2023		Historical NOI
Maturity Date:	November 6, 2043		Most Recent NOI:	$48,177,741 (T-12 August 31, 2013)
Amortization(3):	Interest Only		2012 NOI:	$38,199,705 (December 31, 2012)
Additional Debt(1):	$125,000,000 Pari Passu Debt		2011 NOI:	$38,240,617 (December 31, 2011)
Call Protection:	L(26), D(90), O(4)		2010 NOI:	$37,431,384 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	$40,561,332 (December 31, 2009)
			2008 NOI:	$41,745,396 (December 31, 2008)
Reserves(4)
	Initial	Monthly	Historical Occupancy
Taxes:	$4,569,336	$942,594	Current Occupancy:	74.8% (August 29, 2013)
Insurance:	$0	Springing	2012 Occupancy:	73.0% (December 31, 2012)
Replacement:	$0	Springing	2011 Occupancy:	72.3% (December 31, 2011)
TI/LC:	$0	Springing	2010 Occupancy:	63.1% (December 31, 2010)
Income Tax(5):	$0	Springing	2009 Occupancy:	64.8% (December 31, 2009)
			2008 Occupancy:	76.7% (December 31, 2008)
Financial Information(6)
(1)   The Original Balance and Cut-off Date Balance of $155.0 million represent the controlling Note A-2 of the $280.0 million 60 Hudson Street Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the non-controlling Note A-1 with an original principal balance of $125.0 million, which was included in the COMM 2013-CCRE13 mortgage trust. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)   If the 60 Hudson Street Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.0000% to the greater of (i) 7.5000% and (ii) the sum of (a) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (b) 4.8300%.
(3)   Interest only through the Anticipated Repayment Date. After the occurrence of the Anticipated Repayment Date, the 60 Hudson Street Loan Combination amortizes on a 30-year schedule with monthly payments based on a 4.0000% interest rate. See “Anticipated Repayment Date” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   See “Anticipated Repayment Date” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 60 Hudson Street Loan Combination.
(7)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 3.37x and 3.21x, respectively.

Cut-off Date Balance / Sq. Ft.:		$255
Balloon Balance / Sq. Ft.:		$255
Cut-off Date LTV:		28.7%
Balloon LTV:		28.7%
Underwritten NOI DSCR(7):		4.76x
Underwritten NCF DSCR(7):		4.53x
Underwritten NOI Debt Yield:		19.3%
Underwritten NCF Debt Yield:		18.4%
Underwritten NOI Debt Yield at Balloon:		19.3%
Underwritten NCF Debt Yield at Balloon:		18.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
DataGryd	NR/NR/NR	165,985	15.1%	$66.31	18.1%	9/30/2032	(2)
Verizon/MCI Communications Services	A-/Baa1/BBB+	152,334	13.9%	$73.90	18.5%	Various	(3)
Telx	NR/B3/B-	98,853	9.0%	$75.51	12.3%	Various	(4)
Sprint Communications	B+/Ba2/BB-	96,826	8.8%	$70.00	11.1%	12/31/2022	(5)
Zayo Colocation	NR/NR/NR	43,156	3.9%	$106.22	7.5%	7/31/2022
Total Major Tenants		557,154	50.7%	$73.75	67.6%
Remaining Tenants		264,872	24.1%	$74.52	32.4%
Total Occupied Collateral		822,026	74.8%	$74.00	100.0%
Vacant		276,709	25.2%
Total		1,098,735	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
DataGryd has no early termination options and has three five-year renewal options with 18 months prior notice with the first renewal option rent at the greater of (i) the sum of (x) the annual fixed rent in effect during the final year of the initial lease term, plus (y) the amount equal to the number of rentable sq. ft. then covered by the lease, multiplied by $10.00, and (ii) fair market rent, multiplied by 60.0%, and the second and third renewal option rent at the greater of (i) the fixed rent during the previous renewal term and (ii) 100.0% of fair market rent.

(3)
Verizon/MCI Communications Services leases 125,456 sq. ft. of space with a lease expiration of December 31, 2014, 26,212 sq. ft. of space with a lease expiration of November 30, 2018 and 666 sq. ft. with a lease expiration of June 30, 2014. Verizon/MCI Communications Services has no early termination options and has one ten-year renewal option on 125,456 sq. ft. of its space which expires on December 31, 2014 at the greater of (i) 90% of the annual fixed rent payable during 2014 and (ii) fair market rent.

(4)
Telx leases 91,929 sq. ft. of data center space with a lease expiration of October 31, 2027 and 6,924 sq. ft. of office space with a lease expiration of May 1, 2019. Telx has no early termination options and has one five-year renewal option with 12 months prior notice at the greater of (i) the annual fixed rent in effect during the final year of the initial lease term and (ii) fair market rent.

(5)
Sprint Communications has no early termination options and has one ten-year renewal option with 18 months prior notice at the greater of (i) the annual fixed rent and tax escalation charges during the final year of the lease term and (ii) fair market rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	7	144,291	13.1%	144,291	13.1%	$74.25	17.6%	17.6%
2015	3	42,081	3.8%	186,372	17.0%	$79.05	5.5%	23.1%
2016	4	23,853	2.2%	210,225	19.1%	$81.85	3.2%	26.3%
2017	3	39,236	3.6%	249,461	22.7%	$74.69	4.8%	31.1%
2018	10	99,774	9.1%	349,235	31.8%	$73.16	12.0%	43.1%
2019	2	9,303	0.8%	358,538	32.6%	$66.16	1.0%	44.1%
2020	1	6,911	0.6%	365,449	33.3%	$53.00	0.6%	44.7%
2021	1	4,325	0.4%	369,774	33.7%	$73.54	0.5%	45.2%
2022	5	139,982	12.7%	509,756	46.4%	$81.17	18.7%	63.9%
2023	4	41,951	3.8%	551,707	50.2%	$73.26	5.1%	69.0%
Thereafter	25	270,319	24.6%	822,026	74.8%	$69.81	31.0%	100.0%
Vacant	NAP	276,709	25.2%	1,098,735	100.0%	NAP	NAP
Total / Wtd. Avg.	65	1,098,735	100.0%			$74.00	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

The Loan.     The 60 Hudson Street loan (the “60 Hudson Street Loan”) is the controlling Note A-2 portion, in the original and cut-off date principal balances of $155.0 million, of a fixed rate loan in the aggregate principal amount of $280.0 million (the “60 Hudson Street Loan Combination”). The 60 Hudson Street Loan Combination is secured by the borrower’s fee simple interest in a 24-story data center and office building being operated chiefly as a carrier hotel (see description of a carrier hotel under “The Property” herein) totaling 1,098,735 sq. ft. located at 60 Hudson Street in the TriBeCa neighborhood in Lower Manhattan, New York City (the “60 Hudson Street Property”). The 60 Hudson Street Loan Combination is evidenced by two pari passu notes. Only the Note A-2 will be included in the COMM 2014-CCRE14 mortgage trust. The non-controlling Note A-1, with an original and cut-off date principal balance of $125.0 million (the “60 Hudson Street Companion Loan”) was included in the COMM 2013-CCRE13 mortgage trust.

The 60 Hudson Street Loan Combination has an anticipated repayment date of November 6, 2023 (the “Anticipated Repayment Date”) and a stated maturity date of November 6, 2043.  Prior to the Anticipated Repayment Date, the interest on the 60 Hudson Street Loan Combination will accrue at a fixed rate of 4.0000% per annum and debt service will be paid on an interest only basis.  From and after the Anticipated Repayment Date, interest will accrue at an increased rate equal to the greater of (a) 7.5000% and (b) the sum of (1) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (2) 4.8300%, and debt service will be paid on a 30-year amortization schedule with monthly payments based on the initial interest rate (see description of payments after the Anticipated Repayment Date under “Anticipated Repayment Date” herein).

The proceeds of the 60 Hudson Street Loan Combination were used to retire $160.0 million of existing mortgage loan debt and pay defeasance costs of approximately $11.8 million, fund upfront reserves of approximately $4.6 million, pay closing costs of approximately $4.5 million and return approximately $99.2 million of equity to the sponsor. Based on the appraised value of $977.0 million as of September 11, 2013, the cut-off date LTV ratio of the 60 Hudson Street Loan Combination is 28.7% and the remaining implied equity is $697.0 million. The most recent prior financing of the 60 Hudson Street Property was included in the WBCMT 2005-C20 mortgage trust.

The relationship between the holders of the Note A-1 and Note A-2 is governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations/Split Loan Structures―60 Hudson Street Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$125,000,000	$125,000,000	COMM 2013-CCRE13	No
Note A-2	$155,000,000	$155,000,000	COMM 2014-CCRE14	Yes
Total	$280,000,000	$280,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$280,000,000	100.0%	Loan Payoff	$160,000,000	57.1%
			Defeasance Costs	$11,770,331	4.2%
			Reserves	$4,569,336	1.6%
			Closing Costs	$4,454,781	1.6%
			Return of Equity	$99,205,552	35.4%
Total Sources	$280,000,000	100.0%	Total Uses	$280,000,000	100.0%

The Borrower / Sponsor.    The borrower, 60 Hudson Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrower is controlled by Richard Czaja, co-president of The Stahl Organization, and Kenneth Carmel.

The Stahl Organization, a privately-held real estate company, was founded in 1949. Richard Czaja is a co-president of The Stahl Organization, where he has over 20 years of experience developing and managing real estate in New York City. The 60 Hudson Street Loan does not have a nonrecourse carve-out guarantor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

The Property.    The 60 Hudson Street Property consists of a 24-story carrier hotel totaling 1,098,735 sq. ft. located at 60 Hudson Street in the TriBeCa neighborhood of Lower Manhattan in New York City. The 60 Hudson Street Property occupies an entire city block and is bounded by Worth Street to the north, West Broadway to the east, Thomas Street to the south and Hudson Street to the west, with entrances on Hudson Street and West Broadway. Constructed from 1928-1930, the 60 Hudson Street Property was formerly known as the Western Union Building and served as the headquarters of the Western Union Company until 1973 and was designated in 1992 as a historic landmark by the New York City Landmarks Preservation Commission. The 60 Hudson Street Property features floor plates ranging from 30,000 to 60,000 sq. ft and as of August 29, 2013 was 74.8% leased under 65 separate leases. Approximately 5.4% of the net rentable area at the 60 Hudson Street Property is built out for office use.

Carrier hotels combine characteristics of traditional telecommunications facilities, which are used primarily for switching, as well as data centers, which are physical locations used to house computers designed to store data for an organization. Carrier hotels typically feature multiple telecommunications carriers in separate suites, with interconnection among the providers occurring via direct connections between suites or through the use of an intermediary “Meet-Me Room”. Zayo Colocation (d/b/a “zColo”) operates the 60 Hudson Street Property Meet-Me Room, which provides access to an estimated 300 network providers, including AT&T, Bell Canada, Equinix, Global Crossing Telecommunication, Level 3, Qwest Communications, Sprint Communications, Telx, Verizon Business, TW Telecom and XO Communications. Since 2010, the sponsor has invested in excess of $16.2 million in renovations to the 60 Hudson Street Property, including elevator modernization, installation of new cooling towers and lobby and corridor upgrades.

Environmental Matters.    The Phase I environmental report dated September 4, 2013 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan at the 60 Hudson Street Property.

Major Tenants.

DataGryd (165,985 sq. ft., 15.1% of NRA, 18.1% of U/W Base Rent). DataGryd, founded in 2012 by Peter Feldman, is headquartered at the 60 Hudson Street Property and is an industry leader in green design for data centers. DataGryd offers equipment-ready facilities for data center tenants which can be delivered in any power configuration and can be sub-divided or scaled up with additional power and cooling, as well as build-to-suit data center space which can be connected to DataGryd’s power and cooling infrastructure at the 60 Hudson Street Property. Since taking occupancy at the 60 Hudson Street Property, DataGryd has installed a 9MW gas-powered cogeneration plant and has plans to upgrade the building’s electrical infrastructure to handle up to 25MW of power. DataGryd’s onsite, EPA-certified natural gas combined cooling, heating and power plant transmits power to its users in an energy-efficient manner to reduce their operating costs by up to 30%.

DataGryd has no early termination options and has three five-year renewal options with 18 months prior notice with the first renewal option rent at the greater of (i) the sum of (x) the annual fixed rent in effect during the final year of the initial lease term, plus (y) the amount equal to the number of rentable sq. ft. then covered by the lease, multiplied by $10.00, and (ii) fair market rent, multiplied by 60.0%, and the second and third renewal option rent at the greater of (i) the fixed rent during the previous renewal term and (ii) 100.0% of fair market rent.

Verizon/MCI Communications Services (152,334 sq. ft., 13.9% of NRA, 18.5% of U/W Base Rent). MCI Communications Services, Inc. is a wholly owned subsidiary of Verizon Communications Inc. (hereafter, “Verizon”). Both MCI Communications Services, Inc. and predecessor entities to Verizon have continuously leased space at the 60 Hudson Street Property since 1984 and 1986, respectively. Verizon is one of the world’s leading providers of communications, information and entertainment products and services to consumers, businesses and governmental agencies, with a presence in over 150 countries around the world and a global workforce of approximately 193,900 employees. Verizon’s consumer products include FiOS high-speed internet and Verizon Wireless 3G and 4G LTE networks, among others. Verizon’s enterprise offerings include infrastructure and cloud services as well as private Internet Protocol services, among others.

Verizon/MCI Communications Services leases 125,456 sq. ft. of space with a lease expiration of December 31, 2014, 26,212 sq. ft. of space with a lease expiration of November 30, 2018 and 666 sq. ft. with a lease expiration of June 30, 2014. Verizon/MCI Communications Services has no early termination options and has one ten-year renewal option on 125,456 sq. ft. of its space which expires on December 31, 2014 at the greater of (i) 90% of the annual fixed rent payable during 2014 and (ii) fair market rent.

Telx (98,853 sq. ft., 9.0% of NRA, 12.3% of U/W Base Rent). Founded in 2000, Telx is a leading provider of interconnection and secure data center services in strategic, high-demand North American markets. Telx operates a national portfolio of strategically located interconnection and colocation facilities. Telx’s NYC1 facility at the 60 Hudson Street Property serves as its flagship interconnection facility and offers low-latency access to more than 400 carriers, financial exchanges and application, media, content and software-as-a-service providers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

Telx leases 91,929 sq. ft. of data center space with a lease expiration of October 31, 2027 and 6,924 sq. ft. of office space with a lease expiration of May 1, 2019. Telx has no early termination options and has one five-year renewal option with 12 months prior notice at the greater of (i) the annual fixed rent in effect during the final year of the initial lease term and (ii) fair market rent.

The Market.    The 60 Hudson Street Property is located in the TriBeCa neighborhood of Lower Manhattan. Forty-two of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications Inc., J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York’s economy, with high-tech industries such as internet services growing rapidly. New York is the leading international internet gateway in the United States because of its position at the terminus of the transatlantic fiber optic trunkline.

The 60 Hudson Street Property is located in the New York data center submarket of the larger Northeastern US Region data center market. The market is comprised of 47 data center facilities with a total gross building area of 2,920,000 sq. ft. Key demand drivers for data center space in the New York submarket include the large number of financial, insurance and pharmaceutical firms which occupy a large amount of data center space, as well as the vast number of small and midsized internet enterprises and hosting firms that support the New York economy. In addition, New York serves as the key point of confluence for North American and European fiber networks. A large number of European carriers and service providers use low-cost transatlantic fiber capacity and wavelength services to establish points of presence in data center facilities in New York.

The 60 Hudson Street Property is located in the Downtown Manhattan office market within the City Hall office submarket. As of Q3 2013, the City Hall office submarket contained over 20.8 million sq. ft. of office space. Direct vacancy for Class B space in the City Hall office submarket was 0.8% compared to 6.0% for the Manhattan Class B office market as a whole, with asking rents for Class B space in the City Hall submarket of $41.98 PSF compared to $47.61 PSF for the overall Downtown Manhattan market average. There are no office projects currently under construction in the City Hall office submarket.

The appraiser identified three comparable data center properties in the New York market, which are presented in the chart below.

Comparable Properties(1)
Property Name	60 Hudson Street Property(2)	111 Eighth Avenue	325 Hudson Street	375 Pearl Street
Distance from Subject	NAP	1.7 miles	0.6 miles	0.7 miles
Year Built / Renovated	1928-1930 / 2013	1931 / 1988	1969 / 2001	1975
Total Occupancy	74.8%	99.0%	97.0%	Sale-leaseback
Size (Sq. Ft.)	1,098,735	2,961,071	206,608	1,100,000
Major Tenants	DataGryd	Google	Verizon	Verizon
	Verizon/MCI Communications Services	Sprint Communications	Level 3 Communications
	Telx	Level 3 Communications	Pearson
	Sprint Communications	Verizon	State University of New York
	Zayo Colocation
(1)	Source: Appraisal
(2)	Based on rent roll dated August 29, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(1)	$43,636,196	$44,002,454	$45,461,828	$53,731,323	$62,654,143	$57.02
Value of Vacant Space	0	0	0	0	19,783,227	18.01
Gross Potential Rent	$43,636,196	$44,002,454	$45,461,828	$53,731,323	$82,437,370	$75.03
Total Recoveries	3,190,679	3,876,879	3,622,132	4,285,449	4,009,275	3.65
Total Other Income	26,623,110	25,893,697	23,222,192	23,373,488	21,097,699	19.20
Less: Vacancy(2)	0	0	0	0	(19,783,227)	(18.01)
Effective Gross Income	$73,449,985	$73,773,030	$72,306,152	$81,390,260	$87,761,118	$79.87
Total Operating Expenses	36,018,601	35,532,414	34,106,447	33,212,519	33,732,823	30.70
Net Operating Income	$37,431,384	$38,240,617	$38,199,705	$48,177,741	$54,028,294	$49.17
TI/LC	0	0	0	0	2,300,260	2.09
Capital Expenditures	0	0	0	0	274,684	0.25
Net Cash Flow	$37,431,384	$38,240,617	$38,199,705	$48,177,741	$51,453,350	$46.83
Average Effective Annual Rent PSF	$62.94	$55.39	$56.68	$66.38	$76.22

(1)
U/W Base Rent includes $1,826,121 in contractual step rent through October 2014. U/W Base Rent is approximately $15.4 million higher than 2012 Base Rent, net of rent steps, due primarily to an increase in DataGryd’s rent which commenced in September 2012, accounting for approximately $6.3 million in base rent, an increase in Sprint Communications’ rent which commenced in January 2013, accounting for $4.4 million in base rent and an expansion by DataGryd occurring in October 2013 accounting for approximately $2.1 million in base rent.

(2)	U/W Vacancy represents 18.4% of gross income.

Property Management.    The 60 Hudson Street Property is managed by Colliers Tri-State Management LLC.

Lockbox / Cash Management.    The 60 Hudson Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 60 Hudson Street Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) upon the occurrence of the Anticipated Repayment Date or (iii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio is less than 1.50x and ends if the debt service coverage ratio, as determined by lender, is at least 1.60x for two consecutive quarters, calculated on an annualized three month trailing basis.

Initial Reserves.    At closing, the borrower deposited $4,569,336 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $942,594 per month, into a tax reserve account. Upon the occurrence of (i) an event of default, (ii) the Anticipated Repayment Date or (iii) a Low Debt Service Period, the borrower will be required to deposit (a) $27,468 per month into a capital expenditure account and (b) $91,561 per month into an account for tenant improvements and leasing commissions. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

Anticipated Repayment Date.   The 60 Hudson Street Loan Combination has an Anticipated Repayment Date of November 6, 2023, and a stated maturity date of November 6, 2043.  From and after the Anticipated Repayment Date, (i) the interest rate on the 60 Hudson Street Loan Combination will increase from the initial interest rate of 4.0000% to the greater of (a) 7.5000% and (b) the sum of (1) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (2) 4.8300% (the portion of such increased interest in excess of the initial interest rate, together with any interest accruing thereon, “Excess Interest”), (ii) the 60 Hudson Street Loan Combination will begin amortizing on a 30-year schedule based on the initial interest rate (such principal and interest at the initial interest rate, “Regular Debt Service”), (iii) Excess Interest will be deferred until maturity or earlier payment from excess cash flow as described below, (iv) on each monthly payment date (a) 80% of excess cash flow after payment of the monthly installments of Regular Debt Service and funding of reserves and operating expenses will be applied to reduce the outstanding principal balance of the 60 Hudson Street Loan Combination until the outstanding principal balance has been reduced to zero, and then to Excess Interest, and (b) the remaining 20% of excess cash flow will either (1) so long as (A) no event of default is continuing, (B) no Low Debt Service Period is continuing, (C) the debt yield is greater than 9.5% and (D) the debt service coverage ratio is at least equal to 1.15x, be deposited into an income tax reserve account for disbursement to the borrower for distributions to its direct and indirect equity owners on account of income tax liabilities of such equity owners arising from ownership in the 60 Hudson Street Property, or (2) be applied to reduce the outstanding principal balance of the 60 Hudson Street Loan Combination until the outstanding principal balance has been reduced to zero and then to Excess Interest if any of the conditions described in the foregoing clauses (A)-(D) are not satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 2 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$155,000,000 28.7% 4.53x 19.3%

CARTIFACT
HUDSON SQUARE
TRIBECA
CIVIC CENTER
Hudson River
60 Hudson Street
60 Hudson Street
New York, NY 10013
CANAL STREET
CHAMBERS STREET
WEST STREET
WEST BROADWAY
CHURCH STREET
BROADWAY
HUDSON STREET
GREENWICH STREET
CITY HALL PARK
WORLD TRADE CENTER MEMORIAL
WORLD FINANCIAL CENTER
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
Central Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Leased Fee
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Morningstar):	A3 / AA		Location:	New York, NY
Sponsor:	Ben Ashkenazy		Year Built / Renovated:	NAP
Borrower:	625 Mad Realty LLC		Total Sq. Ft.(7):	35,146
Original Balance(1):	$110,000,000		Property Management:	AAC Management Corp.
Cut-off Date Balance(1):	$110,000,000		Underwritten NOI:	$4,612,500
% by Initial UPB:	8.0%		Underwritten NCF:	$4,612,500
Interest Rate(2):	2.3000%		Appraised Value:	$400,000,000
Payment Date:	6th of each month		Unencumbered Land Appraised Value:	$460,000,000
First Payment Date:	January 6, 2014		Fee and Leasehold Appraised Value(9):	$700,000,000
Anticipated Repayment Date(2):	December 6, 2018		Appraisal Date:	November 1, 2013
Maturity Date:	December 6, 2026
Amortization:	Interest Only		Ground Rent
Additional Debt(1)(3):	$85,000,000 Pari Passu Debt;		In Place Contractual Ground Rent:	$4,612,500
	$195,000,000 Mezzanine Loan		Estimated Ground Rent Reset(12):	$20,700,000
Call Protection(4):	L(25), D(31), O(4)
Lockbox / Cash Management:	Hard / In Place		Historical Occupancy
			Current Occupancy:	NAP
Reserves(5)			2012 Occupancy:	NAP
	Initial	Monthly	2011 Occupancy:	NAP
Taxes:	$0	Springing	2010 Occupancy:	NAP
Insurance:	$0	Springing
(1)   The Original Balance and Cut-off Date Balance of $110.0 million represent the controlling Note A-1 of the $195.0 million 625 Madison Avenue Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the Note A-2 (which may be further divided) with an original principal balance of $85.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)   If the 625 Madison Avenue Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%.
(3)   For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(4)   The lockout period will be at least 25 payments beginning with and including the first payment date of January 6, 2014. Defeasance of the full $195.0 million 625 Madison Avenue Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) November 25, 2016. The 625 Madison Avenue Loan Combination is freely prepayable on or after September 6, 2018.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 625 Madison Avenue Loan Combination.
(7)   Total Sq. Ft. represents the gross square footage of the land area. Balance / Sq. Ft. calculations for the fee interest (collateral) are based off the gross square footage of the land area.
(8)   Balance / Sq. Ft. calculations for the leasehold interest (non-collateral) are based off the improvements, which consist of 563,000 sq. ft. of mixed use office and retail space.
(9)   Fee and Leasehold Appraised Value reflects the improvements of 563,000 sq. ft. of mixed use office and retail space, which are not part of the collateral, plus the value of the land (collateral).
(10)  Based on estimated mark to market underwritten NOI of $35,009,843 for the leasehold interest.
(11)  Based on estimated mark to market underwritten NCF $32,796,487 for the leasehold interest.
(12)  Calculated based on the Unencumbered Land Appraised Value of $460.0 million. The ground rent will reset on July 1, 2022 and per the Ground Lease is calculated as 4.5% of the then fair market value of the land as unimproved and unencumbered.

Financial Information – Fee (collateral)
	Mortgage Loan(6)	Total Debt
Cut-off Date Balance / Sq. Ft.(7):	$5,548	$11,097
Balloon Balance / Sq. Ft.(7):	$5,548	$11,097
Cut-off Date LTV:	48.8%	97.5%
Balloon LTV:	48.8%	97.5%
Underwritten NOI DSCR:	1.03x	1.03x
Underwritten NCF DSCR:	1.03x	1.03x
Underwritten NOI Debt Yield:	2.4%	1.2%
Underwritten NCF Debt Yield:	2.4%	1.2%
Underwritten NOI Debt Yield at Balloon:	2.4%	1.2%
Underwritten NCF Debt Yield at Balloon:	2.4%	1.2%

Financial Information – Fee (collateral) and Leasehold (non-collateral)
	Mortgage Loan(6)	Total Debt
Cut-off Date Balance / Sq. Ft.(8):	$346	$693
Balloon Balance / Sq. Ft.(8):	$346	$693
Cut-off Date LTV(9):	27.9%	55.7%
Balloon LTV(9):	27.9%	55.7%
Underwritten NOI DSCR(10):	7.81x	7.81x
Underwritten NCF DSCR(11):	7.31x	7.31x
Underwritten NOI Debt Yield(10):	18.0%	9.0%
Underwritten NCF Debt Yield(11):	16.8%	8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

The Loan.    The 625 Madison Avenue loan (the “625 Madison Avenue Loan”) is the controlling Note A-1 portion, in the original principal amount of $110.0 million, of a fixed rate loan in the aggregate principal amount of $195.0 million (the “625 Madison Avenue Loan Combination”). The 625 Madison Avenue Loan Combination is secured by the borrower’s fee simple interest in a land parcel totaling 0.81 acres (35,146 sq. ft.) located at 625 Madison Avenue, occupying an entire block front between East 58th and East 59th Streets, in Midtown Manhattan (the “625 Madison Avenue Property”). The $195.0 million 625 Madison Avenue Loan Combination is evidenced by two pari passu notes. Only the controlling Note A-1, with an original principal balance of $110.0 million, will be included in the COMM 2014-CCRE14 mortgage trust. The non-controlling Note A-2, with an original principal balance of $85.0 million, will not be included in the COMM 2014-CCRE14 mortgage trust and is expected to be included in a future securitization. GACC has reserved the right to further split the Note A-2 into multiple notes.

The 625 Madison Avenue Loan Combination has an anticipated repayment date of December 6, 2018 (the “Anticipated Repayment Date”) and a stated maturity date of December 6, 2026. Prior to the Anticipated Repayment Date, the interest on the 625 Madison Avenue Loan Combination will accrue at a fixed rate of 2.3000% and debt service will be paid on an interest only basis. From and after the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%. See “Anticipated Repayment Date” herein.

The proceeds of the 625 Madison Avenue Loan Combination, along with a $195.0 million mezzanine loan and approximately $30.1 million in equity from the sponsor, were used to purchase the 625 Madison Avenue Property for $400.0 million and pay mortgage recording tax of approximately $5.5 million and closing costs of approximately $14.7 million. Based on the appraised value of $400.0 million as of November 1, 2013, the cut-off date LTV ratio of the 625 Madison Avenue Loan Combination is 48.8%. The most recent prior financing of the 625 Madison Avenue Property was not included in a securitization.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations―625 Madison Avenue Loan Combination” in the free writing prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$110,000,000	$110,000,000	COMM 2014-CCRE14	Yes
Note A-2	$85,000,000	$85,000,000	GACC	No
Total	$195,000,000	$195,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$195,000,000	46.4%	Purchase Price	$400,000,000	95.2%
Mezzanine Loan	$195,000,000	46.4%	MRT Costs	$5,460,000	1.3%
Sponsor Equity	$30,129,545	7.2%	Closing Costs	$14,669,545	3.5%
Total Sources	$420,129,545	100.0%	Total Uses	$420,129,545	100.0%

The Borrower / Sponsor.    The borrower, 625 Mad Realty LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Ben Ashkenazy.

Ben Ashkenazy is the founder of Ashkenazy Acquisition Corporation, a private real estate investment firm focused on retail and office assets. The company’s portfolio includes over 100 buildings totaling approximately 13 million sq. ft. of commercial space located throughout the United States and Canada.

The Property.    The 625 Madison Avenue Loan is collateralized by the borrower’s fee interest in a 0.81 acre (35,146 sq. ft.) parcel of land located at 625 Madison Avenue in Midtown Manhattan.  The borrower’s fee interest is subject to the Ground Lease pursuant to which the Ground Lease tenant constructed, developed and owns the improvements that sit on top of the ground.  The improvements consist of a 17-story, Class A, mixed use building with approximately 37,969 sq. ft. of ground and second floor retail space and 525,031 sq. ft. of office space. The majority of tenants who occupy the office portion of the building are fashion and retail companies, with the two largest tenants being Polo Ralph Lauren and Firmenich. The Ground Lease tenant’s interest in the improvements is not collateral for the 625 Madison Avenue Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

Polo Ralph Lauren (rated A3/A by Moody’s/S&P, NYSE: RL), occupies eight full floors and two partial floors of the improvements. In addition to its office space at 625 Madison Avenue, Ralph Lauren has its corporate headquarters at 650 Madison Avenue and the company has a strong presence on Madison Avenue, with retail locations at 867, 872, 878, 888 and 1055 Madison Avenue. As of December 2013, Ralph Lauren has a market capitalization of approximately $15.8 billion.

The second largest tenant at 625 Madison Avenue is Firmenich, the largest privately-owned perfume and flavor company, which occupies two full floors of the improvements. The Swiss-owned company has been creating perfume for over 100 years and Firmenich reported sales of CHF 2.89 billion (approximately USD$3.06 billion) for fiscal year 2013 as of June 30, 2013.

Ground floor retail tenants occupying the improvements along Madison Avenue include high end retailers such as Stuart Weitzman, Canali, Eton, Wolford, Swarovski and Fratelli & Rossetti. There is one vacant ground floor retail space on the corner of East 59th Street and Madison Avenue. The retail tenants along East 58th and East 59th Streets include Duane Reade, the restaurant and bar Lavo and other small independent boutiques and retailers. AMSALE, Mount Sinai Therapy Center and Stephen Knoll currently occupy the commercial space on the second floor of the improvements.

Environmental Matters.    The Phase I environmental report dated November 13, 2013 recommended no further action at the 625 Madison Avenue Property.

The Market.    The 625 Madison Avenue Property is located on the easterly block front of Madison Avenue between East 58th and East 59th Streets in an area of Midtown that is considered one of Manhattan’s premier office and retail locations. The 625 Madison Avenue Property is surrounded by many of New York’s well known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of several major transportation hubs. The 625 Madison Avenue Property is located within the Plaza District, which is bounded by 47th Street to the south and 65th Street to the north, and from Avenue of the Americas to the west and Park Avenue to the east.

The 625 Madison Avenue Property benefits from a high profile retail location that attracts international and specialty retail stores along with creditworthy local retailers. The leasing markets along Fifth and Madison Avenues and along East 57th Street have become very specialized and retail rents along Fifth and Madison Avenues are among the highest in Manhattan.

The appraiser identified five comparable land sales in the New York market, which are presented in the subsequent chart.

Land Sales Summary(1)
Address	625 Madison Avenue Property	206-210 West 77th Street	860 Washington Street	1059 Third Avenue	140 Avenue of the Americas	1108-1110 Park Avenue
Distance from the Property	NAP	2 miles	3.3 miles	<1 mile	3.8 miles	1.7 miles
Sales Price	$400,000,000	$57,128,000	$81,000,000	$31,500,000	$46,000,000	$29,500,000
Transaction Date	11/2013	5/2013	12/2012	8/2012	5/2012, 9/2012	3/2012
Size (Acres / Sq. Ft.)	0.81 / 35,146	0.18 / 7,663	0.35 / 15,141	0.12 / 5,250	0.37 / 16,270	0.09 / 4,136
Max. Buildable FAR (Sq. Ft.)	497,060	83,230	115,581	52,500	81,350	41,340
Price PSF (FAR)	$804.73	$686.39	$700.81	$600.00	$565.46	$713.59
(1)	Source: Appraisal

Mark to Market Look Through Analysis. The appraiser concluded retail market rents of $1,000 PSF for the on-grade retail space along Madison Avenue, $200 PSF for the on-grade retail space along East 58th and East 59th Streets and $150 PSF for the second floor retail space of the improvements. The concluded office market rents were $70 PSF for floors two through eight, $75 PSF for floors nine through 12 and $85 PSF for floors 14 through 17. Based on these market rents, estimated recoveries and a market vacancy factor of 5.0%, the market gross revenue is estimated to be $55.6 million. Assuming underwritten expenses of $36.55 PSF, the leasehold interest’s estimated market net operating income is approximately $35.0 million, resulting in a look through debt yield and DSCR for the 625 Madison Avenue Loan Combination of 18.0% and 7.81x, respectively.

Replacement reserves were estimated at $0.15 PSF for the retail space and $0.25 PSF for the office space. Tenant improvements for the office space were estimated to be $20 PSF for new leases, $10 PSF for renewals and $0 PSF for the retail space. Leasing commissions were based on 4.0% for new leases and 2.0% for renewal leases with a 75.0% renewal probability, assuming equal tenant rollover throughout the 625 Madison Avenue Loan term. The estimated market net cash flow is $32.8 million, resulting in a look through debt yield and DSCR for the 625 Madison Avenue Loan Combination of 16.8% and 7.31x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

Cash Flow Analysis.

Cash Flow Analysis
	In Place Contractual Ground Rent	Estimated Ground Rent Reset(1)	Estimated Look Through of Leasehold Interest (non- collateral)
Base Rent	$4,612,500	$20,700,000	$56,822,545
Value of Vacant Space	0	0	0
Gross Potential Rent	$4,612,500	$20,700,000	$56,822,545
Total Recoveries	0	0	1,548,250
Total Other Income	0	0	140,750
Less: Mark to Market	0	0	0
Less: Vacancy(2)	0	0	(2,925,577)
Effective Gross Income	$4,612,500	$20,700,000	$55,585,968
Total Operating Expenses	0	0	20,576,125
Net Operating Income	$4,612,500	$20,700,000	$35,009,843
TI/LC	0	0	2,076,403
Capital Expenditures	0	0	136,953
Net Cash Flow	$4,612,500	$20,700,000	$32,796,487

(1)
Calculated based on the unencumbered land appraised value of $460.0 million. The ground rent will reset on July 1, 2022 and per the Ground Lease is calculated as 4.5% of the then fair market value of the land as unimproved and unencumbered.

(2)	Estimated Look Through of Leasehold Interest (non-collateral) Vacancy represents 5.0% of gross income.

Property Management.    The 625 Madison Avenue Property is managed by AAC Management Corp., a borrower affiliate.

Lockbox / Cash Management.    The 625 Madison Avenue Loan is structured with a hard lockbox and in place cash management. All rents, revenues and receipts from the 625 Madison Avenue Property (which, for so long as the Ground Lease remains in effect, will primarily consist of the ground rent) will be deposited directly by the ground lessee into a lockbox account controlled by the lender within one business day of receipt. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 625 Madison Avenue Loan documents.

All excess cash will be swept into a lender controlled account (i) upon an event of default under the 625 Madison Avenue Loan Combination or the mezzanine loan or (ii) if there exists a Low Debt Service Period (as defined herein). Additionally, from and after the Anticipated Repayment Date, all excess cash will be applied first to repay the outstanding principal of the 625 Madison Avenue Loan Combination and then to repay all accrued additional interest.

A “Low Debt Service Period” commences if (i) so long as the Ground Lease is in effect, the debt service coverage ratio, as determined by lender, is less than 1.00x and ends if the debt service coverage ratio, as determined by lender, is at least 1.00x for two consecutive quarters, or (ii) at any time when the Ground Lease is no longer in effect, if the debt service coverage ratio, as determined by lender, is less than 1.15x and ends if the debt service coverage ratio, as determined by the lender, is at least 1.20x for two consecutive quarters.

Initial Reserves.    None.

Ongoing Reserves.    Ongoing tax and insurance reserves are not required as long as the Ground Lease remains in full force and effect and the borrower provides evidence as required by the lender that the Ground Lease tenant has provided timely payment of all property taxes and insurance premiums.

Current Mezzanine or Subordinate Indebtedness.    A $195.0 million mezzanine loan was funded at closing by Talos Capital Limited. The mezzanine loan has a 9.5-year term and accrues interest at a rate of 6.0000% and is interest only for the term of the mezzanine loan. The mezzanine lender is entitled to receive a 10.0000% look back IRR at the earlier of (i) the mezzanine loan maturity or (ii) repayment of the mezzanine loan in full. The mezzanine loan is pre-payable during its term, subject to certain terms set forth in the mezzanine loan documents.  In addition, certain repayment obligations under the mezzanine loan are secured (but not cross-defaulted) by other collateral and other equity pledges outside of the 625 Madison Avenue Property and equity in the borrower under the 625 Madison Avenue Loan Combination.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

Anticipated Repayment Date.    The 625 Madison Avenue Loan Combination has an Anticipated Repayment Date of December 6, 2018 and a stated maturity date of December 6, 2026. From and after the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%. The difference between the adjusted interest rate and the initial interest rate is the additional ARD interest. From and after the Anticipated Repayment Date, all excess cash flow from the 625 Madison Avenue Property, after payment of reserves, the interest calculated at the initial interest rate, and 625 Madison Avenue Property operating expenses, will be applied to the outstanding principal balance of the 625 Madison Avenue Loan until repaid in full. The additional ARD interest which is not paid current from and after the Anticipated Repayment Date will accrue and bear interest at the adjusted interest rate.

Ground Lease.    The land is currently subject to a long term ground lease (the “Ground Lease”) that has an initial maturity of June 30, 2022. The Ground Lease has fixed annual payments of $4,612,500 payable monthly through June 30, 2022. The Ground Lease has one 21-year extension option and one 11-year extension option remaining, which is subject to a one-year notice period and ground rent reset. The annual ground rent will reset to the greater of (i) 4.5% of the fair market value of the land as unimproved and unencumbered as of July 1st of the year preceding said renewal period as determined by appraisers and (ii) $220,000. Based on the appraisal dated November 1, 2013, the unencumbered value of the land without any improvements is $460.0 million and the rent is projected to increase to $20.7 million per annum in 2022. However, a new appraisal will be completed one year prior to the rent reset date (July 1, 2022) in accordance with the Ground Lease to determine the then “as is” appraised value of the unencumbered land.

The ground lessee is SLG 625 Lessee LLC, as an affiliate or subsidiary of SL Green Realty Corp., a fully integrated REIT and the largest office landlord in New York City. As of December 31, 2012, SL Green Realty Corp. owned interests in 85 Manhattan properties totaling 40.8 million sq. ft. This included ownership interests in 27.8 million sq. ft. of commercial properties and debt and preferred equity investments secured by 13.0 million sq. ft. of properties.

SL Green Realty Corp.’s outstanding debt on the building (non-collateral) was approximately $125,603,000 as of December 31, 2012, which bears an interest rate of 7.2200%. The current estimated debt yield and DSCR on the building (excluding the annual ground rent of $4,612,500) is 27.9% and 3.42x, respectively. Including the current ground rent expense, the building yields a debt yield and DSCR of 24.2% and 2.97x, respectively. Based on the estimated contractual ground rent reset amount of $20.7 million on July 1, 2022, the building will have an estimated debt yield and DSCR of 11.4% and 1.40x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 48.8% 1.03x 2.4%

CARTIFACT
625 Madison Avenue
625 Madison Avenue
New York, NY 10019
CENTRAL PARK
CENTRAL PARK SOUTH
THE PLAZA HOTEL
GENERAL MOTORS BLDG.
APPLE
FAO SCHWARZ
BLOOMINGDALE'S
BLOOMBERG TOWER
D & D BLDG
SOLOW BLDG
FOUR SEASONS
FULLER BLDG.
ARCHITECTS & DESIGNERS
E 57TH STREET
W 57TH STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
MIDTOWN NORTH
SONY BLDG.
HIGH SCHOOL OF ART AND DESIGN
POST OFFICE
MUSEUM OF MODERN ART
LEVER HOUSE
SEAGRAM BLDG.
399 PARK
CITIGROUP CENTER
LIPSTICK BLDG
CBS
TISHMAN
PARK AVE PLAZA
AXA CENTER
75 ROCK. PLAZA
OLYMPIC TOWER
345 PARK
RADIO CITY MUSIC HALL
ROCKEFELLER PLAZA
ST. PATRICK'S CATHEDRAL
PALACE HOTEL
ROCKEFELLER CENTER
GE BLDG. 30 ROCKEFELLER PLAZA
SAKS FIFTH AVENUE
WALDORF ASTORIA HOTEL
10 ROCKEFELLER PLAZA
280 PARK WEST
280 PARK EAST
299 PARK
J P MORGAN CHASE
270 PARK
277 PARK
383 MADISON
250 PARK
245 PARK
HELMSLEY BUILDING
ROOSEVELT HOTEL
MET LIFE BUILDING
GRAYBAR BLDG.
GRAND CENTRAL TERMINAL
GRAND HYATT
CHRYSLER BLDG
BANK OF AMERICA PLAZA
E 42ND STREET
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
Central Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Super Regional Mall
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Fitch/Morningstar):	A3 / BBB- / A		Location:	St. Louis, MO
Sponsor:	GGPLP L.L.C.		Year Built / Renovated:	1986 / 2006, 2011
Borrower:	Saint Louis Galleria L.L.C.		Total Sq. Ft.:	1,181,492
Original Balance(1):	$95,000,000		Total Collateral Sq. Ft.(5):	467,440
Cut-off Date Balance(1):	$95,000,000		Property Management:	General Growth Management, Inc.
% by Initial UPB:	6.9%		Underwritten NOI:	$24,733,308
Interest Rate:	3.379377%		Underwritten NCF:	$23,913,700
Payment Date:	1st of each month		Appraised Value:	$449,000,000
First Payment Date:	December 1, 2013		Appraisal Date:	September 16, 2013
Maturity Date:	November 1, 2018
Amortization:	Interest Only		Historical NOI
Additional Debt(1)(2):	$100,000,000 Pari Passu Debt;		Most Recent NOI:	$22,712,905 (T-12 August 31, 2013)
	$20,000,000 Subordinate Secured Debt;		2012 NOI:	$21,637,075 (December 31, 2012)
	Future Mezzanine Debt Permitted		2011 NOI:	$18,451,171 (December 31, 2011)
Call Protection:	L(26), D(30), O(4)		2010 NOI:	$17,340,840 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing		2009 NOI:	$19,398,054 (December 31, 2009)

Reserves(3)			Historical Occupancy(7)
	Initial	Monthly	Current Occupancy:	95.9% (August 31, 2013)
Taxes:	$0	Springing	2012 Occupancy:	94.1% (December 31, 2012)
Insurance:	$0	Springing	2011 Occupancy:	89.6% (December 31, 2011)
Replacement:	$0	Springing	2010 Occupancy:	95.8% (December 31, 2010)
TI/LC:	$0	Springing	2009 Occupancy:	88.8% (December 31, 2009)

(1)   The Original Balance and Cut-off Date Balance of $95.0 million represent the non-controlling Note A-2 of the aggregate $215.0 million original and cut-off date balance of the Saint Louis Galleria Loan Combination evidenced by two notes. The controlling Note A-1 was further split into a senior component with an original principal balance of $100.0 million and a junior component with an original principal balance of $20.0 million.  Each of the senior component and the junior component were included in the COMM 2013-CCRE13 mortgage trust. For additional information on the Saint Louis Galleria Loan Combination, see “The Loan” herein.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate $195.0 million of Note A-2 and the senior component of Note A-1, but exclude the $20.0 million junior component of Note A-1.
(5)   Based on Total Collateral Sq. Ft. of 467,440. Excludes Dillard’s (313,913 sq. ft.), Macy’s (262,139 sq. ft.) and Nordstrom (138,000 sq. ft.), which are not part of the collateral.
(6)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on an assumed 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 2.39x and 2.31x for the senior pari passu portions of the two notes that constitute the Saint Louis Galleria Loan Combination, respectively.
(7)   Current and historical occupancies based on Total Collateral Sq. Ft. of 467,440.

Financial Information
Cut-off Date Balance / Sq. Ft.(5):	Senior Loan(4)	Loan Combination
Balloon Balance / Sq. Ft.(5):	$417	$460
Cut-off Date LTV:	$417	$460
Balloon LTV:	43.4%	47.9%
Underwritten NOI DSCR(6):	43.4%	47.9%
Underwritten NCF DSCR(6):	3.70x	3.30x
Underwritten NOI Debt Yield:	3.58x	3.19x
Underwritten NCF Debt Yield:	12.7%	11.5%
Underwritten NOI Debt Yield at Balloon:	12.3%	11.1%
Underwritten NCF Debt Yield at Balloon:	12.7%	11.5%
	12.3%	11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)(3)	Sales PSF(2)(3)	Occupancy Cost (% of Sales)(2)(4)

Non-Collateral Anchors
Dillard’s	BBB-/Ba3/BB+	313,913	NAP	NAP	NAP	$26,000	$83	0.5%
Macy’s	BBB/Baa3/BBB	262,139	NAP	NAP	NAP	$57,000	$217	0.2%
Nordstrom	A-/Baa1/A-	138,000	NAP	NAP	NAP	$45,300	$328	0.1%

Theater
Galleria 6 Cinemas(5)	NR/NR/NR	19,624	4.2%	8/31/2023	$20.00	$2,358	$392,935	18.9%

Major Tenants
Blackfinn American Grille	NR/NR/NR	20,207	4.3%	1/31/2022	$17.78	$3,179	$157	15.1%
H&M	NR/NR/NR	12,913	2.8%	1/31/2016	$40.00	$5,271	$408	9.8%
Urban Outfitters	NR/NR/NR	12,623	2.7%	1/31/2016	$46.93	$4,780	$379	12.4%
Love Culture	NR/NR/NR	12,553	2.7%	11/30/2020	$48.67	$2,448	$195	25.0%
Forever 21	NR/NR/NR	11,798	2.5%	1/31/2020	$51.39	$3,674	$311	17.3%
Express(6)	NR/NR/BB	11,467	2.5%	1/31/2014	$30.00	$4,165	$363	18.9%
Victoria’s Secret	BB+/Ba1/BB+	11,138	2.4%	1/31/2016	$37.50	$6,766	$607	12.8%
The Cheesecake Factory	NR/NR/NR	10,104	2.2%	1/31/2023	$35.00	$10,356	$1,025	6.8%
Gap	BBB-/Baa3/BBB-	10,068	2.2%	5/31/2015	$82.82	$4,400	$437	22.0%
Subtotal		112,871	24.1%		$41.06	$45,038	$399	13.7%

In-line Tenants (<10,000 sq. ft.)		290,648	62.2%		$53.02	$130,249	$545	15.7%
Apple	NR/NR/NR	6,312	1.4%		$55.70	$32,247	$5,109	1.3%
Food Court		5,856	1.3%		$118.71	$4,229	$973	21.2%
Specialty Leasing		12,359	2.6%
ATM/Kiosks/Storage		436	0.1%
Total Occupied Collateral		448,106	95.9%

Vacant		19,334	4.1%
Total Collateral		467,440	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of August 31, 2013. Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for Dillard’s, Macy’s and Nordstrom are estimates provided by the borrower and are as of year-end 2012. Based on a percentage of collateral square feet, approximately 82.6% of in-line tenants (<10,000 sq. ft.) and 81.7% of total collateral tenants reported sales for the period.

(3)	Total Sales (000s) and Sales PSF figures for both collateral and non-collateral anchor tenants are estimates provided by the borrower.
(4)	Occupancy Cost (% of Sales) excludes utilities reimbursement.
(5)	Galleria 6 Cinemas Sales PSF figure represents sales per screen and is based on six screens.
(6)	The sponsor is currently negotiating a lease renewal with Express.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	17	26,780	5.7%	26,780	5.7%	$44.31	5.5%	5.5%
2015	21	63,784	13.6%	90,564	19.4%	$51.91	15.4%	20.9%
2016	18	65,792	14.1%	156,356	33.4%	$48.49	14.8%	35.8%
2017	13	30,849	6.6%	187,205	40.0%	$56.77	8.2%	43.9%
2018	5	24,761	5.3%	211,966	45.3%	$65.43	7.5%	51.5%
2019	5	16,496	3.5%	228,462	48.9%	$47.84	3.7%	55.2%
2020	10	39,250	8.4%	267,712	57.3%	$50.19	9.2%	64.3%
2021	17	48,714	10.4%	316,426	67.7%	$51.11	11.6%	75.9%
2022	13	42,525	9.1%	358,951	76.8%	$36.10	7.1%	83.1%
2023	14	70,770	15.1%	429,721	91.9%	$38.29	12.6%	95.7%
Thereafter	4	18,385	3.9%	448,106	95.9%	$50.57	4.3%	100.0%
Vacant	NAP	19,334	4.1%	467,440	100.0%	NAP	NAP
Total / Wtd. Avg.	137	467,440	100.0%			$47.94	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.    The Saint Louis Galleria loan (the “Saint Louis Galleria Loan”) is the non-controlling Note A-2 portion, in the original and cut-off date principal balances of $95.0 million, of a fixed rate loan in the aggregate principal amount of $215.0 million (the “Saint Louis Galleria Loan Combination”).  The Saint Louis Galleria Loan Combination is secured by the borrower’s fee simple interest in a 467,440 sq. ft. portion of a super regional mall located at 1155 Saint Louis Galleria in St. Louis, Missouri (the “Saint Louis Galleria Property”).  The Saint Louis Galleria Loan Combination is evidenced by two notes: the non-controlling Saint Louis Galleria Loan and a controlling Note A-1 portion.  The controlling Note A-1 portion was further split into a senior component in the original principal amount of $100.0 million (the “St. Louis Galleria Senior Pari Passu Companion Loan”) and a junior component in the original principal amount of $20.0 million (the “St. Louis Galleria Junior Companion Loan”).  The Saint Louis Galleria Loan and the Saint Louis Galleria Senior Pari Passu Companion Loan are pari passu in right of payment with each other and are each generally senior in right of payment to the Saint Louis Galleria Junior Companion Loan as and to the extent described in “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Saint Louis Galleria Loan Combination” in the Free Writing Prospectus. Only the Saint Louis Galleria Loan will be included in the COMM 2014-CCRE14 mortgage trust. The controlling Saint Louis Galleria Senior Pari Passu Companion Loan and the Saint Louis Galleria Junior Companion Loan were included in the COMM 2013-CCRE13 mortgage trust. The Saint Louis Galleria Loan Combination has a five-year term and is interest only for its entire term.  The Saint Louis Galleria Loan and Saint Louis Galleria Senior Pari Passu Companion Loan accrue interest at a rate of 3.379377% and the Saint Louis Galleria Junior Companion Loan accrues interest at a rate of 3.977315% per annum and is coterminous with the Saint Louis Galleria Loan and the Saint Louis Galleria Senior Pari Passu Companion Loan. The Saint Louis Galleria Junior Companion Loan is interest only for its entire five-year term.

The proceeds of the Saint Louis Galleria Loan Combination, along with approximately $2.1 million in equity from the sponsor, were used to retire existing debt of approximately $216.2 million and fund closing costs of approximately $0.8 million. Based on the appraised value of $449.0 million as of September 16, 2013, the cut-off date LTV ratio is 43.4% for the Saint Louis Galleria Loan and the Saint Louis Galleria Senior Pari Passu Companion Loan and, after adding the Saint Louis Galleria Junior Companion Loan, the remaining implied equity is $234.0 million. The most recent financing of the Saint Louis Galleria Property was included in the CSMC 2006-C1 securitization.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Saint Louis Galleria Loan	$95,000,000	$95,000,000	COMM 2014-CCRE14	No
Saint Louis Galleria Senior Pari Passu Companion Loan	$100,000,000	$100,000,000	COMM 2013-CCRE13	Yes
Saint Louis Galleria Junior Companion Loan	$20,000,000	$20,000,000	COMM 2013-CCRE13	No
Total	$215,000,000	$215,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Saint Louis Galleria Loan and Saint Louis Galleria Senior Pari Passu Companion Loan	$195,000,000	89.8%	Loan Payoff	$216,226,419	99.6%

Saint Louis Galleria Junior Companion Loan	$20,000,000	9.2%	Closing Costs	$838,759	0.4%
Sponsor Equity	$2,065,177	1.0%
Total Sources	$217,065,177	100.0%	Total Uses	$217,065,177	100.0%

The Borrower / Sponsor.    The borrower, Saint Louis Galleria L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower is a joint venture between subsidiaries of General Growth Properties, Inc. (“GGP”) and the Canadian Pension Plan Investment Board (“CPPIB”). The nonrecourse carve-out guarantor (GGPLP L.L.C.) is a subsidiary of GGP.

Headquartered in Chicago, Illinois, GGP (NYSE: GGP) is a real estate investment trust focused on owning, managing, leasing and redeveloping regional malls throughout the United States. With a portfolio of 123 regional malls totaling approximately 124 million sq. ft, GGP is the second largest retail property REIT in the United States. In addition to the Saint Louis Galleria Property, other GGP malls include Ala Moana Center in Honolulu, Hawaii, Tyson’s Galleria in Washington, DC, Glendale Galleria in Los Angeles, California and Water Tower Place in Chicago, Illinois.

CPPIB is a professional investment management organization that invests the funds not needed by the Canada Pension Plan to pay current benefits on behalf of 18 million Canadian contributors and beneficiaries. CPPIB invests in public equities, private equities, real estate, infrastructure and fixed income instruments. Headquartered in Toronto, with offices in London and Hong Kong, CPPIB is governed and managed independently of the Canada Pension Plan and at arm’s length from governments.

The Property.    The Saint Louis Galleria Property consists of 467,440 collateral sq. ft. of a 1,181,492 sq. ft., three-story, super regional mall located approximately nine miles west of downtown St. Louis, Missouri and features 137 retailers including nationally recognized tenants such as H&M, Urban Outfitters, Forever 21, The Cheesecake Factory and Gap, among others. Additionally, the Saint Louis Galleria Property includes an independently run, boutique-style movie theater (Galleria 6 Cinemas) and a full food court.

The Saint Louis Galleria Property collateral excludes 313,913 sq. ft. of anchor space owned by Dillard’s, 262,139 sq. ft. of anchor space owned by Macy’s and 138,000 sq. ft. of anchor space owned by Nordstrom. Excluding these non-collateral anchor tenants, the Saint Louis Galleria Property is 95.9% occupied as of August 31, 2013. The Saint Louis Galleria Property was constructed in 1986 and renovated in 2006 and 2011. In 2011, approximately $66 million was invested into the Saint Louis Galleria Property to demolish a former Lord & Taylor anchor site and to add Nordstrom (not part of the collateral) in its place, expand a parking garage and reconfigure the mall entrance. There are 5,000 parking spaces at the Saint Louis Galleria Property, for a parking ratio of 4.23 per 1,000 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

The subsequent chart represents historical sales PSF at the Saint Louis Galleria Property.

Historical Sales PSF(1)
	2010	2011	2012	T-12 8/31/2013	T-12 8/31/2013 Occupancy Cost
Dillard’s (Non-Collateral)(2)	NAV	$82	$83	NAV	NAP
Macy’s (Non-Collateral)(3)	NAV	$215	$217	NAV	NAP
Nordstrom (Non-Collateral)(4)	NAV	NAV	$328	NAV	NAP

Major Tenants (>10,000 sq. ft.)	$462	$444	$453	$399	13.7%

Galleria 6 Cinemas(5)	$354,779	$342,977	$398,515	$392,935	18.9%

In-line Tenants (<10,000 sq. ft.)	$502	$526	$548	$545	15.7%
Apple(6)	NAV	$4,889	$5,464	$5,109	1.3%
Total In-line Tenants (<10,000 sq. ft.)(7)	$502	$673	$681	$662	12.8%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Dillard’s estimated gross sales for 2012 were $26.0 million versus the 2012 national average of $20.6 million in gross sales per store.
(3)	Macy’s estimated gross sales for 2012 were $57.0 million versus the 2012 national average of $29.3 million in gross sales per store.
(4)	Nordstrom’s estimated gross sales for 2012 were $45.3 million versus the 2012 national average of $44.5 million in gross sales per store. Nordstrom’s space was added in 2011.
(5)	Sales information represents sales per screen and is based on six screens.
(6)	Apple took occupancy in October 2010. Sales PSF for 2010 are not available.
(7)	Approximately 55.7%, 63.1%, 78.4% and 82.6% of in-line tenants by collateral sq. ft. reported sales in 2010, 2011, 2012 and as of trailing 12-month ended August 31, 2013, respectively.

Environmental Matters.    The Phase I environmental report dated September 30, 2013 recommended no further action at the Saint Louis Galleria Property.

The Market.    The Saint Louis Galleria Property is located approximately nine miles west of downtown St. Louis, with primary access via Brentwood Boulevard and Clayton Road, two primary traffic carriers in the neighborhood. Access to Interstate 64, which provides connection to downtown St. Louis, and Interstate 170, which provides connection to the Lambert-St. Louis International Airport, is located one block south of the Saint Louis Galleria Property. Washington University in St. Louis and Saint Louis University, with a combined student population of approximately 26,000 students, are each located within seven miles of the Saint Louis Galleria Property.

The primary trade area of the Saint Louis Galleria Property is considered to be a five-mile radius, which has a 2013 population of 291,113, and an average household income of $78,196. Within a three-mile radius, the average household income is $94,920. The St. Louis metropolitan statistical area is home to nine of the nation’s Fortune 500 corporations, with employment most heavily concentrated in trade, education and health services and professional and business services.

The chart below summarizes the Saint Louis Galleria Property’s competitive set. The closest primary competitive property, Plaza Frontenac, is also owned by GGP and CPPIB.

Competitive Set(1)
Name	Saint Louis Galleria Property	Plaza Frontenac	West County Center
Distance from Subject	NAP	3 miles	6 miles
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall
Year Built / Renovated	1986 / 2006, 2011	1974 / 1994	1969 / 2003
Occupancy	95.9%(2)	96%	98%
Size (Sq. Ft.)	1,181,492(3)	482,845	1,211,234
Anchors / Major Tenants	Macy’s, Dillard’s, Nordstrom(3)	Neiman Marcus, Saks Fifth Avenue	JC Penney, Macy’s, Dick’s Sporting Goods, Nordstrom
(1)	Source: Appraisal
(2)	Occupancy based on collateral of 467,440 sq. ft. as of the August 31, 2013 rent roll.
(3)	Includes Dillard’s (313,913 sq. ft.), Macy’s (262,139 sq. ft.) and Nordstrom (138,000 sq. ft.), which are not part of the collateral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent	$16,939,389	$19,540,193	$20,397,408	$21,483,310	$45.96
Step Rent(1)	0	0	0	403,408	0.86
Value of Vacant Space	0	0	0	1,581,405	3.38
Gross Potential Rent	$16,939,389	$19,540,193	$20,397,408	$23,468,123	$50.21
Total Recoveries	8,925,451	9,876,540	10,440,274	11,346,131	24.27
Total Other Income	3,959,588	3,624,826	3,192,799	3,094,875	6.62
Less: Bad Debt	(75,085)	(184,469)	(121,828)	0	0.00
Less: Mark to Market	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	(1,581,405)	(3.38)
Effective Gross Income	$29,749,343	$32,857,091	$33,908,652	$36,327,725	$77.72
Total Operating Expenses	11,298,171	11,220,015	11,195,746	11,594,416	24.80
Net Operating Income(3)	$18,451,171	$21,637,075	$22,712,905	$24,733,308	$52.91
TI/LC	0	0	0	726,294	1.55
Capital Expenditures	0	0	0	93,314	0.20
Net Cash Flow	$18,451,171	$21,637,075	$22,712,905	$23,913,700	$51.16

(1)	U/W Step Rent is based on rent steps through September 2014.
(2)	U/W Vacancy represents 4.2% of gross income.
(3)
The increase in U/W Net Operating Income over the trailing 12-month ended August 31, 2013 is primarily attributable to (i) an approximately $1.1 million increase in base rent due to recently opened tenants including Jos. A. Bank, Microsoft, Kay Jewelers, West Elm, The Children’s Place and Zumiez, (ii) scheduled rent increases of $403,408 and (iii) an approximately $0.9 million increase in recoveries due to increases in permanent occupancy and scheduled fixed CAM increases at the Saint Louis Galleria Property.

Property Management.    The Saint Louis Galleria Property is managed by General Growth Management, Inc. an affiliate of the borrower.

Lockbox / Cash Management.    The Saint Louis Galleria Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period (as defined below).

A “Trigger Period” will exist (i) during a Cash Sweep Event Period (as defined below), (ii) if the DSCR falls below 1.50x, until such time that the DSCR is greater than 1.50x for two consecutive quarters or (iii) upon an event of default under the mezzanine loan documents, if any, until such time that lender receives a notice from the mezzanine lender that the applicable default has been cured or waived.

All excess cash will remain in the lender controlled account and held as additional collateral for the Saint Louis Galleria Loan during a Cash Sweep Event Period. A “Cash Sweep Event Period” will exist (x) during an event of default under the loan documents or (y) upon a bankruptcy action of the borrower, guarantor or property manager, until such time that, (i) with respect to the borrower, the bankruptcy action has been discharged, stayed or dismissed or (ii) with respect to guarantor or property manager, such guarantor or property manager has been replaced in accordance with the loan documents.

Initial Reserves.    None.

Ongoing Reserves.    During a Trigger Period, the borrower is required to deposit monthly reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) unless an acceptable blanket insurance policy is in place, 1/12 of the estimated insurance premiums into an insurance account, (iii) $7,776 into a replacement reserve account, subject to a cap equal to 12 times the required monthly deposit amount and (iv) $38,770 into a TI/LC reserve account, subject to a cap equal to 12 times the required monthly deposit amount. In addition, upon acquisition of any Expansion Parcels (defined below), the borrower is required to deposit 110% of any estimated required repairs to such Expansion Parcel into the replacement reserve.

Current Mezzanine Indebtedness.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Future Mezzanine or Subordinate Indebtedness Permitted.    The Saint Louis Galleria Loan documents permit future mezzanine debt secured by direct or indirect ownership interests in the borrower from and after the payment date in June 2014 subject to the satisfaction of certain conditions, including, among other things, that: (i) the combined LTV ratio is no greater than 45.5%, (ii) the combined DSCR is at least equal to 2.23x, (iii) the mezzanine debt is current pay only (with no PIK or similar features), (iv) if such mezzanine debt is subject to a floating rate of interest, the mezzanine borrower acquires and maintains an interest rate cap agreement reasonably acceptable to lender and in a notional amount not less than the outstanding principal balance of the mezzanine loan, (v) the mezzanine lender enters into an acceptable intercreditor agreement and (vi) the mezzanine loan is coterminous with or longer than the term of the Saint Louis Galleria Loan Combination.

Partial Release and Substitution.    The borrower may obtain the release of one or more vacant, non-income producing and unimproved parcels or outlots and/or one or more parcels that adjoin the shopping center acquired by the borrower upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the parcel subject to the release is not necessary for the remaining Saint Louis Galleria Property to comply with zoning or legal requirements, (iii) the release will not result in the downgrade, withdrawal or qualification of the then current rating assigned to any class of certificates and (iv) the release will not result in an LTV ratio that does not comply with REMIC guidelines.

In addition, the borrower is permitted to obtain the release of collateral parcels (an “Exchange Parcel”) from the lien of the mortgage in exchange for the substitution of new parcels (each, an “Acquired Parcel”) as collateral for the Saint Louis Galleria Loan upon 30 days prior notice, subject to the satisfaction of certain conditions, including among other things, that: (i) the Exchange Parcel is vacant, non-income producing and unimproved (or improved only by landscaping or readily re-locatable facilities), (ii) with respect to the Acquired Parcel, the borrower has delivered, among other things (a) an environmental report acceptable to lender, (b) title insurance and (c) if the Acquired Parcel is improved, a property condition report indicating that the Acquired Parcel is in good condition and (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Acquired Parcel, cash or a guaranty from the guarantor in an amount equal to 110% of any estimated repairs or remediation costs, as applicable are provided, (iii) the LTV ratio of the remaining Saint Louis Galleria Property (after giving effect to such substitution) is equal to or less than 125% unless the Acquired Parcel has a fair market value equal to or greater than the fair market value of the Exchange Parcel and (iv) the substitution does not adversely affect the DSCR of the Saint Louis Galleria Property except in a de minimis manner.

Acquired Expansion Parcels.    The borrower has the right, at its own expense, to acquire one or more parcels of land that constitutes an integral part of, or adjoins, the shopping center and is not owned by the borrower on the date of origination of the Saint Louis Galleria Loan (“Expansion Parcel”), to become additional collateral for the Saint Louis Galleria Loan whereupon, after amending the mortgage loan documents, such parcel will constitute a portion of the Saint Louis Galleria Property, upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the borrower acquires a fee simple or leasehold interest to the applicable Expansion Parcel and (iii) the expansion does not adversely affect the DSCR except in a de minimis manner.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 4 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 43.4% 3.58x 12.7%

Saint Louis Galleria
1155 Saint Louis Galleria
St. Louis, MO 63117
St. Ann
Overland
Olivette
Ladue
Webster Groves
Crestwood
Affton
Jennings
University City
Clayton
St. Louis
Mississippi River
University of Missouri St Louis
Memorial Park Cemetery
North Oaks Plaza
Calvary Cemetery
Oak Grove Cemetery
Valhalla Cemetery
Saint Peters Cemetery
Hawthorn Children's Psychiatric Hospital
Bethany Cemetery
US Army Reserve Center
Christian Hospital
Overland Plaza
Depaul Hospital
Homer G Phillips Hospital
Clayton School Stadium
Washington University
Fontbonne College
SSM St Mary's Health Center
Forest Park
Forest Park Hosital
St Louis Comm College
Saint Louis Children's Hospital
VA Medical Center John Cochran
St Louis University
Chaifetz Arena
Savvis Center
Saint Louis University Hospital
St Louis Marketplace
Saint Louis State Hospital
Hampton Village Plaza
Webster University
MacKenzie Pointe
Resurrection Cemetery
Yorkshire Village
General Grant Shopping Center
Westfield Shoppingtown Crestwood
Saints Peter & Paul Cemetery
New St Marcus Cemetery
Our Redeemer Cemetery
Grasso Plaza
Sunset Burial Park
Ulysses S Grant National Historic Site
Tower Grove Park
Lafayette Park
DELMAR BLVD
FOREST PARK
LINDELL BLVD
WYDOWN BLVD
MANCHESTER AVE
LITZSINGER RD
NEWPORT AVE
CHIPPEWA ST
GRAVOIS AVE
WATSON RD
HEEGE RD
WEBER RD
GRAVOIS RD
OLIVE BLVD
LADUE RD
PAGE AVE
MIDLAND BLVD
SAINT CHARLES ROCK RD
NATURAL BRIDGE AVE
DR MARTIN LUTHER KING DR
CASS AVE
WASHINGTON AVE
CHOUTEAU AVE
SIDNEY ST
ARSENAL ST
70
170
40
64
44
55
100
30
St. Charles
Bridgeton
Hazelwood
Florissant
Spanish Lake
Berkeley
Ferguson
Maryland Heights
Jennings
Creve Coeur
Chesterfield
Frontenac
Des Peres
Kirkwood
Manchester
Valley Park
Fenton
Concord
Lemay
Mehlville
Cahokia
Dupo
MISSOURI
ILLINOIS
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Student Housing Multifamily
Sponsor:	G. Terry McNellis; Michael J.			Collateral:	Fee Simple
	Swenson; James E. Klungness; Jeffrey			Location:	Mankato, MN
	J. Michael			Year Built / Renovated:	1963-2001 / 2012
Borrower:	Highland Hills Apartments, LLC			Total Units:	826
Original Balance:	$55,000,000			Property Management:	Minnesota Financial Management
Cut-off Date Balance:	$54,829,058				Corporation
% by Initial UPB:	4.0%			Underwritten NOI:	$5,735,667
Interest Rate:	5.3300%			Underwritten NCF:	$5,442,437
Payment Date:	5th of each month			Appraised Value:	$77,200,000
First Payment Date:	November 5, 2013			Appraisal Date:	September 27, 2013
Maturity Date:	October 5, 2023
Amortization:	360 months			Historical NOI
Additional Debt(1):	Future Mezzanine Debt Permitted			Most Recent NOI:	$5,460,565 (T-12 August 31, 2013)
Call Protection:	L(27), D(89), O(4)			2012 NOI:	$5,231,592 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing			2011 NOI:	$4,853,257 (December 31, 2011)
				2010 NOI:	$4,736,834 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$299,444		$54,444	Current Occupancy:	99.2% (November 11, 2013)
Insurance:	$33,511		$16,755	2012 Occupancy:	99.0% (December 31, 2012)
Replacement:	$0		$24,436	2011 Occupancy:	98.0% (December 31, 2011)
Required Repairs:	$150,000		NAP	2010 Occupancy:	91.0% (December 31, 2010)
				(1) See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Financial Information				(2) See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date Balance / Unit:		$66,379
Balloon Balance / Unit:		$55,322
Cut-off Date LTV:		71.0%
Balloon LTV:		59.2%
Underwritten NOI DSCR:		1.56x
Underwritten NCF DSCR:		1.48x
Underwritten NOI Debt Yield:		10.5%
Underwritten NCF Debt Yield:		9.9%
Underwritten NOI Debt Yield at Balloon:		12.6%
Underwritten NCF Debt Yield at Balloon:		11.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

Unit Mix Summary(1)
Unit Type	Location	# of Units	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio	Phase I	95	94	98.9%	280	$535	$1.91
1 Bed / 1 Bath	Phase I	88	87	98.9%	432	$609	$1.41
1 Bed / 1 Bath	Phase I	96	95	99.0%	450	$648	$1.44
1 Bed / 1 Bath	Phase I	64	64	100.0%	566	$650	$1.15
2 Bed / 1 Bath	Phase I	96	96	100.0%	750	$772	$1.03
2 Bed / 1 Bath	Phase I	36	36	100.0%	750	$806	$1.07
3 Bed / 1 Bath	Phase I	52	51	98.1%	864	$1,092	$1.26
1 Bed / 1 Bath	Phase II	1	0	0.0%	980	$0	$0.00
3 Bed / 1 Bath	Phase II	72	71	98.6%	980	$1,064	$1.09
4 Bed / 1 Bath	Phase II	171	170	99.4%	1,100	$1,396	$1.27
3 Bed / 1 Bath	Phase III	12	12	100.0%	830	$960	$1.16
4 Bed / 2 Bath	Phase III	6	6	100.0%	1,110	$1,313	$1.18
5 Bed / 2 Bath	Phase III	31	31	100.0%	1,370	$1,509	$1.10
5 Bed / 2 Bath	Phase III	4	4	100.0%	1,370	$1,550	$1.13
Office	Phase III	1	1	100.0%	1,370	NAP	NAP
Model	Phase III	1	1	100.0%	1,370	NAP	NAP
Total / Wtd. Avg.		826	819	99.2%	744	$919	$1.24
(1)	Based on rent roll dated November 11, 2013.

The Loan.    The Highland Hills Apartments loan (the “Highland Hills Apartments Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a multifamily student housing property totaling 826 units (including one office and one model unit) located at 1340 Warren Street in Mankato, Minnesota (the “Highland Hills Apartments Property”) with an original principal balance of $55.0 million. The Highland Hills Apartments Property was constructed in three separate phases between 1963 and 2001 – Highland Hills I (Phase I), Highland Hills II (Phase II), and Highland Hills III (Phase III) – all owned and operated as a single entity. The Highland Hills Apartments Loan has a 10-year term and amortizes on a 30-year schedule. The Highland Hills Apartments Loan accrues interest at a fixed rate equal to 5.3300% and has a cut-off date balance of approximately $54.8 million. Loan proceeds were used to refinance existing debt in the amount of $41,037,248, fund upfront reserves of approximately $332,955 and immediate repairs of $150,000, pay closing costs of approximately $842,554 and return approximately $12.6 million to the borrower. Based on the appraised value of $77.2 million as of September 27, 2013, the cut-off date LTV is 71.0%. The most recent prior financing of the Highland Hills Apartments Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$55,000,000	100.0%	Loan Payoff	$41,037,248	74.6%
			Reserves	$332,955	0.6%
			Immediate Reserves	$150,000	0.3%
			Closing Costs	$842,554	1.5%
			Return of Equity	$12,637,242	23.0%
Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%

The Borrower / Sponsor.   The borrower, Highland Hills Apartments, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are G. Terry McNellis, Michael J. Swenson, James E. Klungness and Jeffrey J. Michael, on a joint and several basis. James E. Klungness is the President and Founder of Minnesota Financial Development Corporation (“MFDC”) which he started in 1981.  His resume includes a listing of 28 multifamily properties managed and/or developed by MFDC or Minnesota Financial Management Corporation. The properties are primarily located in Minnesota (25) with the remainder in Arizona (3). The properties include apartments, townhomes, condominium complexes, and student housing totaling 4,542 units.

The sponsor purchased the first of these properties, Highland Hills I, in 1990, purchased the second property, Highland Hills II, in 2004 and purchased the third property, Highland Hills III, in 2009. Each of the properties in the Highland Hills Apartments Property are owned by the same individuals/entities with the same titles, and percentage of ownerships - James E. Klungness / MFDC (25.0%), G. Terry McNellis (16.7%), Michael Swenson (16.7%), Jeffrey J. Michael / ASTA Enterprises (16.7%), Suzanne Johnson (15.0%) and Adrian Johnson (10.0%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

The Property. The Highland Hills Apartments Property is a 826-unit multifamily student housing property located at 1340 Warren Street in Mankato, Minnesota. The Highland Hills Apartments Property was constructed in three separate phases between 1963 and 2001 – Highland Hills I (Phase I), Highland Hills II (Phase II), and Highland Hills III (Phase III) – all owned by and operated as a single entity. The Highland Hills Apartments Property is professionally managed by Minnesota Financial Management Corporation (“MFMC”) which was formed in 1987. MFMC manages over 1000 apartment units throughout Minnesota, and hundreds of mini storage units in the southwest.

The Highland Hills Apartments Property is located directly across the street from Minnesota State University – Mankato (“MSU”), offering a convenient location to students along with a wide range of housing options of studios, 1, 2, 3, 4 and 5 bedroom apartments. The Highland Hills Apartments Property consists of 97 two- to three-story apartment buildings with a total of 826 units including 824 for rent units, one model unit and one office unit. Exterior surface parking is provided for approximately 2,120 vehicles (2.57 spaces/apartment) at various surface parking areas located throughout the Highland Hills Apartments Property. Apartment unit makeup consists of the following: 95 studio apartments, 249 one-bedroom apartments, 132 two-bedroom apartments, 136 three-bedroom apartments, 177 four-bedroom apartments and 35 five-bedroom apartments. With long-term owners and management, these properties have enjoyed thorough ongoing maintenance and capital improvements. In the past four years, approximately $1.7 million has been spent in capital improvements. Renovations completed include interior renovations (vinyl flooring) and new rubber membrane roof coverings. Units at the property are leased for a period of 12 months.  Total occupancy over the last three years has averaged 96.0%. As of November 11, 2013, the Highland Hills Apartments Property is 99.2% occupied.

Amenities at the Highland Hills Apartments Property include a pool, dog park, tennis court, sand volleyball back court, on-site security personnel and several common area laundry facilities. There are also recreational areas located throughout the Highland Hills Apartments Property. The Highland Hills Apartments Property features on-site parking which is included in the lease. Phase II units feature in-unit laundry. Each kitchen unit features a full appliance package including an electric range/oven and refrigerator. Phase II units feature overhead microwaves. Phase III units feature dishwashers. Additionally, each kitchen unit features wood cabinets with laminate countertops and vinyl flooring, all updated over the past three years.

Environmental Matters.   The Phase I environmental report dated May 3, 2013 recommended no further action at the Highland Hills Apartments  Property.

The Market.   The Highland Hills Apartments Property is a multifamily student housing property located in the city of Mankato, Blue Earth County, Minnesota; across the street from MSU. According to the US Census Bureau, the estimated 2012 population of Blue Earth County was 65,091 and the median household income averaged $48,911 for the 2007-2011 period. According to the appraisal, the cities of Mankato and North Mankato reported 5,824 renter-occupied units in the 2000 census. A rental housing survey in 2002 indicated the overall market was experiencing a vacancy of 2.25%. Specifically, the City of Mankato was experiencing a vacancy rate of 1.41% in 2002. The Highland Hills Apartments Property is located to the east of MSU, and is 99.2% occupied as of November 11, 2013 by students of the university. Students occupy the majority of rental housing east of MSU.

MSU can provide a maximum of approximately 3,600 beds of on-campus housing through its dorms. This maximum capacity is if every room is double occupied. The director of housing for the university reported that the university does not allocate all rooms as double occupancy, and the current occupancy of 3,200 students is considered to be fully occupied. On-campus housing is guaranteed to incoming freshman, which totaled 2,215 freshmen in 2009. The total enrollment on-campus for the university is 13,856 students, of which approximately 87% are undergraduate students. The current on-campus housing for 3,200 students represents approximately 23% of the on-campus population, creating a strong demand for off-campus housing for students. The university has seen strong growth in enrollment in the last eleven years. For the period from 2000 to 2011, undergraduate enrollment has grown by 24.2%, while graduate enrollment has increased by 56.3% over the same time period. With on-campus student housing available for only 23% of current students, there is a large demand for off-campus student housing. All student housing properties constructed since 2001 are reporting full occupancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

The following table presents certain information relating to comparable student housing properties for the Highland Hills Apartments Property:

Competitive Set(1)
Property Name	Address	Year Built	Sub-Type	Units	Occupancy	Avg. Monthly Rent/Unit
Highland Hills Apartments	1340 Warren Street, Mankato, MN	1963-2001	Student Housing	826	99%	$919
College Station	1341 Pohl Road, Mankato, MN	2000	Student Housing	94	98%	$1,132
Stadium Heights	755 Herron Drive, Mankato, MN	2003	Student Housing	84	100%	$1,635
University Square II	1600 Warren Street, Mankato, MN	2004	Student Housing	48	100%	$1,658
University Square I	234 Stadium Road, Mankato, MN	2002	Student Housing	24	100%	$1,488
Colonial Manor	1902 Warren, Mankato, MN	1967	Student Housing	48	100%	$730
Meadowview	1251 and 1261 Pohl Road, Mankato, MN	1982	Student Housing	48	100%	$667
Southwood Terrace	504, 520 & 612 James Avenue, Mankato, MN	1971	Student Housing	153	99%	$671
Quads	142 Bunting Lane, Mankato, MN	1984	Student Housing	84	100%	$815
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W per Unit
Gross Potential Rent	$8,585,842	$8,547,411	$8,741,120	$9,097,488	$11,014
Total Other Income	231,298	191,585	140,172	195,764	237
Less: Vacancy & Credit Loss(1)	(519,802)	(230,562)	(144,665)	(462,730)	(560)
Effective Gross Income	$8,297,338	$8,508,434	$8,736,627	$8,830,522	$10,691
Total Operating Expenses	3,444,081	3,276,842	3,276,062	3,094,855	3,747
Net Operating Income	$4,853,257	$5,231,592	$5,460,565	$5,735,667	$6,944
Capital Expenditures	39,372	24,831	25,467	293,230	355
Net Cash Flow	$4,813,885	$5,206,761	$5,435,098	$5,442,437	$6,589

(1)	U/W Vacancy & Credit Loss represents 5.0% of gross income.

Property Management.   The Highland Hills Apartments Property is managed by Minnesota Financial Management Corporation, a borrower affiliate.

Lockbox / Cash Management.   The Highland Hills Apartments Loan is structured with a soft lockbox and springing cash management. The Highland Hills Apartments Loan requires all rents to be transmitted directly by non–residential tenants of the Highland Hills Apartments Property into the clearing account. Without in any way limiting the foregoing, all rents received by the borrower or the manager will be deposited into the clearing account within two business days of receipt. Following the commencement of any Cash Management Period (as defined below), funds deposited into the clearing account are required to be swept by the clearing bank on a daily basis into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Management Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” will commence upon lender giving notice to borrower and clearing bank of the occurrence of any of the following: (i) an event of default or (ii) the failure by borrower, after the end of a calendar quarter, to maintain the DSCR of at least 1.15x; and will end upon lender giving notice to borrower and the clearing bank that the Cash Management Period has ended, which notice lender is only required to give if (1) the Highland Hills Apartments Loan and all other obligations under the loan documents have been repaid in full or (2) there has been a full defeasance of the Highland Hills Apartments Loan or (3) for three consecutive months since the commencement of the existing Cash Management Period (A) no event of default has occurred, (B) no event that would trigger another Cash Management Period has occurred and (C) the DSCR is at least equal to 1.20x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

Initial Reserves.   At closing, the borrower deposited (i) $299,444 into a tax reserve account, (ii) $33,511 into an insurance reserve account and (iii) $150,000 for immediate repairs.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $54,444 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $16,755 into an insurance reserve account and (iii) $24,436 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.   Mezzanine financing secured by a pledge of the direct or indirect equity owners of the borrower is permitted under the Highland Hills Apartments Loan so long as the following conditions, among others, are satisfied: (i) no event of default exists under the Highland Hills Apartments Loan, (ii) the mezzanine lender is approved by the mortgage lender and satisfies certain qualified equity holder criteria set forth in the loan documents, (iii) the mezzanine lender enters into an intercreditor agreement satisfactory to the mortgage lender, (iv) the loan-to-value ratio (based on the aggregate principal balance of the Highland Hills Apartments Loan and such mezzanine debt) does not exceed 78.0%, (v) after giving effect to the mezzanine indebtedness, the combined DSCR is at least 1.35x and (vi) a Rating Agency Confirmation is obtained with respect to such mezzanine financing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1340 Warren Street Mankato, MN 56001	Collateral Asset Summary - Loan No. 5 Highland Hills Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,829,058 71.0% 1.48x 10.5%

Minneapolis
Eden Prairie
St Paul
WIS.
MINNESOTA
New Ulm
Mankato
Owatonna
Rochester
Albert Lea
North Mankato
Mankato
CITY CENTER
Verizon Wireless Center
Bethany Lutheran College
Immanuel St Joseph's Hospital
Calvary Cemetery
River Hills Mall
Madison East Center
Glenwood Cemetery
Minnesota State University-Mankato
Blakeslee Stadium
Woodland Hills
Highland Hills Apartments
1340 Warren Street
Mankato, MN 56001
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type(5):	Office / Retail
Sponsor:	John Ziegler		Collateral:	Fee Simple
Borrower:	STG City Square, LLC		Location:	Oakland, CA
Original Balance:	$47,500,000		Year Built / Renovated:	1986 / 2010
Cut-off Date Balance:	$47,500,000		Total Sq. Ft.(5):	163,733
% by Initial UPB:	3.4%		Property Management:	STG Asset Management, Inc.
Interest Rate:	5.2250%		Underwritten NOI(6):	$4,871,146
Payment Date:	6th of each month		Underwritten NCF:	$4,609,917
First Payment Date:	February 6, 2014		Appraised Value:	$66,500,000
Maturity Date:	January 6, 2019		Appraisal Date:	November 6, 2013
Amortization:	Interest only for first 12 months; 360
	months thereafter		Historical NOI(6)
Additional Debt(1):	$7,500,000 Mezzanine Debt		Most Recent NOI:	$4,048,575 (T-12 September 30, 2013)
Call Protection(2):	L(24), D(33), O(3)		2012 NOI:	$3,577,022 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$3,887,710 (December 31, 2011)
			2010 NOI:	NAV
Reserves(3)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$330,000	$82,500	Current Occupancy:	82.4% (December 31, 2013)
Insurance:	$18,503	$4,626	2012 Occupancy:	85.0% (December 31, 2012)
Replacement:	$0	$8,125	2011 Occupancy:	82.7% (December 31, 2011)
TI/LC:	$408,720	$13,644	2010 Occupancy:	NAV

(1)   See “Current Mezzanine or Subordinate Indebtedness” herein. The mezzanine loan is coterminous with the City Square Loan, accrues interest at a rate of 11.1200% per annum and amortizes on a 30-year schedule after an initial one-year interest only period.
(2)   Partial release is permitted. See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the mortgage loan are 1.94x and 1.83x, respectively and the Underwritten NOI DSCR and Underwritten NCF DSCR for the total debt are 1.45x and 1.37x, respectively.
(5)   The City Square Property is comprised of 125,152 sq. ft. of office space, 38,581 sq. ft. of retail space and 1,156 subterranean parking spaces (not included in total sq. ft.).
(6)   Increase from 2012 NOI through the Underwritten NOI is primarily due to the expiration of free rent for three tenants, the largest of which is associated with Chevron’s renewal in 2011.
(7)   Historical Occupancy is based on the office and retail sq. ft. and excludes parking.

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$290	$336
Balloon Balance / Sq. Ft.:	$273	$318
Cut-off Date LTV:	71.4%	82.7%
Balloon LTV:	67.3%	78.4%
Underwritten NOI DSCR(4):	1.55x	1.22x
Underwritten NCF DSCR(4):	1.47x	1.15x
Underwritten NOI Debt Yield:	10.3%	8.9%
Underwritten NCF Debt Yield:	9.7%	8.4%
Underwritten NOI Debt Yield at Balloon:	10.9%	9.3%
Underwritten NCF Debt Yield at Balloon:	10.3%	8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Parking Tenant
Ace Parking Management, Inc.	NR/NR/NR	NAP	NAP	$3,240,000(2)	43.7%	11/30/2023(3)

Office Tenants
Chevron	NR/Aa1/AA	34,592(4)	21.1%	$30.72	14.3%	6/30/2022(5)
Langan Engineering & Environmental Services	NR/NR/NR	8,808	5.4%	$32.76	3.9%	8/31/2016(6)
The Focal Point, LLC	NR/NR/NR	8,488	5.2%	$33.96	3.9%	7/31/2019(7)
Compasspoint Nonprofit Services	NR/NR/NR	8,316	5.1%	$31.20	3.5%	6/30/2020(8)
Total Major Office Tenants		60,204	36.8%	$31.54	25.6%
Remaining Office Tenants		40,799	24.9%	$33.16	18.2%
Total Office Tenants		101,003	61.7%	$32.19	43.9%
Vacant Office		24,149	14.7%
Total Office		125,152	76.4%

Total Retail Tenants		33,937	20.7%	$27.19	12.4%
Vacant Retail		4,644	2.8%
Total Retail		38,581	23.6%

Total		163,733	100.0%	$30.93(9)	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Ace Parking Management, Inc. executed a lease on December 1, 2013 to manage the parking garage with 1,156 subterranean parking spaces. U/W Base Rent PSF represents the annual base rent per the lease.
(3)	Ace Parking Management, Inc. has one five-year renewal option with six months prior notice and the option to terminate its lease at any time with 12 months prior notice.
(4)	Includes 1,438 sq. ft. of storage space.
(5)	Chevron has two five-year renewal options with six months prior notice and the right to terminate its lease with respect to 1,438 sq. ft. of storage space upon 30 days written notice.
(6)	Langan Engineering & Environmental Services has one five-year renewal option with 12 months prior notice.
(7)	The Focal Point, LLC has one five-year renewal option with nine months prior notice.
(8)	Compasspoint Nonprofit Services has one three-year or five-year renewal option with 12 months prior notice.
(9)	Excludes U/W Base Rent associated with the parking garage.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

Lease Rollover Schedule(1)
Year	# of Suites Expiring		Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	6		12,085	7.4%	12,085	7.4%	$25.54	4.2%	4.2%
2015	4		15,245	9.3%	27,330	16.7%	$33.89	7.0%	11.1%
2016	4		15,239	9.3%	42,569	26.0%	$32.07	6.6%	17.7%
2017	5		10,612	6.5%	53,181	32.5%	$32.37	4.6%	22.4%
2018	4		13,461	8.2%	66,642	40.7%	$28.95	5.3%	27.6%
2019	2		11,960	7.3%	78,602	48.0%	$33.16	5.3%	33.0%
2020	2		15,076	9.2%	93,678	57.2%	$31.90	6.5%	39.4%
2021	0		0	0.0%	93,678	57.2%	$0.00	0.0%	39.4%
2022	3		41,262	25.2%	134,940	82.4%	$30.29	16.9%	56.3%
2023	1	(2)	0	0.0%	134,940	82.4%	$3,240,000	43.7%	100.0%
Thereafter	0		0	0.0%	134,940	82.4%	$0.00	0.0%	100.0%
Vacant	NAP		28,793	17.6%	163,733	100.0%	NAP	NAP
Total / Wtd. Avg.	31		163,733	100.0%			$30.93(3)	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Ace Parking Management, Inc. manages the 1,156 space parking garage and has one five-year renewal option with six months prior notice and the option to terminate its lease at any time with 12 months prior notice. U/W Base Rent PSF represents the annual base rent per the lease.

(3)	Excludes U/W Base Rent associated with the parking garage.

The Loan.    The City Square loan (the “City Square Loan”) is a fixed rate loan secured by the fee simple interest in three mixed use office and retail buildings, totaling 163,733 sq. ft., and a subterranean parking garage containing 1,156 spaces, located in Oakland, California (the “City Square Property”) with an original principal balance of $47.5 million.  The City Square Loan has a 5-year term and amortizes on a 30-year schedule after an initial one-year interest only period.  The City Square Loan accrues interest at a fixed rate equal to 5.2250% and has a cut-off date balance of $47.5 million.  The City Square Loan, along with a $7.5 million mezzanine loan and approximately $8.5 million of sponsor equity were used to acquire the City Square Property for approximately $60.4 million, fund reserves and pay closing costs.  Based on the appraised value of $66.5 million as of November 6, 2013, the cut-off date LTV ratio is 71.4%.  The most recent prior financing of the City Square Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$47,500,000	74.8%	Purchase Price	$60,375,000	95.1%
Mezzanine Loan	$7,500,000	11.8%	Reserves	$757,223	1.2%
Sponsor Equity	$8,512,207	13.4%	Closing Costs	$2,379,984	3.7%
Total Sources	$63,512,207	100.0%	Total Uses	$63,512,207	100.0%

The Borrower / Sponsor.    The borrower, STG City Square, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is John Ziegler, founder of STG Asset Management, Inc.

STG Asset Management, Inc. is part of the STG Group (“STG”), a privately held and funded commercial real estate investment group that specializes in property rehabilitation, renovation, lease-up and management. STG operates primarily in Northern California with assets located throughout the Western United States. STG is majority owned by John Ziegler who has over 30 years of experience in owning and managing commercial real estate. The company currently owns 21 assets, comprising approximately 4.7 million sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

The Property.    The City Square Property consists of three, three-story, LEED Silver certified office and retail buildings, as well as a subterranean parking garage containing 1,156 spaces, built in 1986 and located in Oakland, California. The City Square Property contains approximately 123,561 sq. ft. (75.5% of NRA) of Class A office space, 38,581 sq. ft. (23.6% of NRA) of ground level retail space and 1,591 sq. ft. (1.0% of NRA) of storage space, totaling 163,733 sq. ft. Since 2010, the City Square Property has undergone approximately $6.0 million of capital improvements, consisting of tenant space buildout and interior and exterior upgrades including the addition of a conference center. As of December 31, 2013, the City Square Property was 82.4% occupied by over 30 tenants.

The office component provides tenants with flexible floor plates ranging from approximately 6,000 to 43,000 sq. ft., 24-hour security service and top floor outdoor patio space. Located on the ground level, the retail component consists of restaurants/eateries, retail stores, banking services and art galleries. The parking garage, which is leased to Ace Property Management, Inc., services the Oakland City Center complex as well as surrounding buildings and offers a parking ratio of 7.05 stalls per 1,000 sq. ft., one of the highest parking ratios in downtown Oakland. Additionally, the City Square Property offers direct access to the 12th Street Bay Area Rapid Transit (“BART”) station, which serves as the primary hub for the regional train system.

Environmental Matters.    The Phase I environmental report dated November 12, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the City Square Property, which is currently in place.

Major Tenants.

Ace Parking Management, Inc. (1,156 parking spaces; 43.7% of U/W Base Rent) Ace Parking Management, Inc. (“Ace”) provides a full range of parking services and manages every type of parking application, including office, retail, hotel, airport and stadium arena parking. Managing over 450 locations in eight states, Ace collectively services nearly 250,000 customers per day with more than 175,000 off-street parking stalls.  Founded in 1950, Ace is one of the five largest parking companies in the United States with revenues exceeding $369.0 million.

Chevron (34,592 sq. ft.; 21.1% of NRA; 14.3% of U/W Base Rent) Chevron (NYSE: CVX; rated NR/Aa1/AA by Fitch/Moody’s/S&P) is an American multinational energy corporation, engaging in petroleum, chemicals, mining, power generation and energy operations worldwide. Active in more than 180 countries, Chevron employs approximately 60,000 individuals. As of 2013, Chevron was one of the world’s six “supermajor” oil companies and is ranked 11th on the Fortune Global 500 list of the world’s largest companies. The market capitalization of Chevron as of December 17, 2013 is approximately $230.6 billion.

Langan Engineering & Environmental Services (8,808 sq. ft.; 5.4% of NRA; 3.9% of U/W Base Rent) Langan Engineering & Environmental Services (“Langan”) is an integrated site engineering and environmental consulting services company catering to private developers, property owners and public sector clients. Founded in 1970, Langan offers a wide range of technical services including civil, geotechnical, environmental, earthquake, traffic, 3D scanning and data management.

The Focal Point, LLC (8,488 sq. ft.; 5.2% of NRA; 3.9% of U/W Base Rent) The Focal Point, LLC provides full trial preparation services, including litigation strategy, jury consulting, trial graphics, animation, courtroom technology and war room support. Founded in 1989, the City Square Property serves as the headquarters for The Focal Point, LLC.

Compasspoint Nonprofit Services (8,316 sq. ft.; 5.1% of NRA; 3.5% of U/W Base Rent) Compasspoint Nonprofit Services (“Compasspoint”) provides advisory services for nonprofit community-based organizations. For over 35 years, Compasspoint has offered strategy consulting services in issues of implementation, including challenges of growth, strategic focus, economic sustainability, organizational development, and performance measurement for youth development, education, environment, public health, and community development sectors.

The Market. The City Square Property is located in downtown Oakland within the Oakland City Center development. Oakland City Center is a multi-phased CBD development with approximately 3.5 million sq. ft. of Class A office space, as well as complimentary retail, an athletic club and four nearby hotels. Interstates 980 and 880 are within one mile of the City Square Property, providing access for commuters to the greater Bay Area. Additionally, downtown San Francisco is less than 15 minutes by transit ride via the 12th Street BART station, which is adjacent to the City Square Property.

The City Square Property is located in the Oakland CBD office market. As of Q2 2013, the Oakland CBD market reported an inventory of approximately 12.7 million sq. ft. with a 12.8% vacancy rate, the lowest vacancy recorded since 2007. In particular, the City Center office submarket reported an inventory of 4.1 million sq. ft. with a 10.8% vacancy rate, the lowest in the Oakland CBD market. As of Q3, 2013, the Oakland retail submarket reported an inventory of approximately 17.1 million sq. ft. with a 3.8% vacancy, outperforming the larger Oakland / East Bay market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

For the City Square Property, the appraiser concluded a market rent of $30.23 PSF (excluding the parking garage), resulting in the City Square Property’s U/W base rent being in line with market rent. The chart below summarizes office comparable set as determined by the appraiser.

Office Comparable Set(1)
Property Name	City, State	Year Built	Stories	Total NRA (Sq. Ft.)	Occupancy	Parking / 1,000 SF
City Square	Oakland, CA	1986	3	163,733	82.4%	7.05
475 14th Street	Oakland, CA	1989	12	172,273	86.0%	0.40
1111 Broadway	Oakland, CA	1990	24	553,363	93.0%	0.47
1300 Clay Street	Oakland, CA	1989	11	187,199	90.0%	0.70
2100 Franklin Street	Oakland, CA	2007	9	215,000	85.0%	0.10
Total / Wtd. Avg.(2)				1,127,835	89.9%
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. does not include the City Square Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 9/30/2013	U/W	U/W PSF(3)
Base Rent(1)	$6,607,912	$5,925,212	$6,498,394	$7,414,335	$45.28
Value of Vacant Space	0	0	0	827,855	5.06
Gross Potential Rent	$6,607,912	$5,925,212	$6,498,394	$8,242,189	$50.34
Total Recoveries	315,245	517,937	451,406	279,506	1.71
Total % Rents	38,462	32,414	22,164	22,164	0.14
Total Other Income	50,877	62,430	75,068	75,068	0.46
Less: Vacancy(2)	0	0	0	(831,523)	(5.08)
Effective Gross Income	$7,012,495	$6,537,992	$7,047,032	$7,787,405	$47.56
Total Operating Expenses	3,124,785	2,960,970	2,998,457	2,916,259	17.81
Net Operating Income	$3,887,710	$3,577,022	$4,048,575	$4,871,146	$29.75
TI/LC	0	0	0	163,733	1.00
Capital Expenditures	0	0	0	97,497	0.60
Net Cash Flow	$3,887,710	$3,577,022	$4,048,575	$4,609,917	$28.16
(1)
U/W Base Rent includes $71,647 in contractual rent steps through December 2014 and $73,961 related to Chevron’s average rent over the City Square Loan term. Additionally, the increase from 2012 Base Rent through the U/W Base Rent is primarily due to the expiration of free rent for three tenants, the largest of which is associated with Chevron’s renewal in 2011.

(2)
U/W Vacancy is based on the in-place economic vacancy for office and retail spaces of 19.9% of U/W Base Rent excluding the parking garage rent. The City Square Property is 82.4% physically occupied as of December 31, 2013.

(3)	Excludes sq. ft. associated with the parking garage.

Property Management.    The City Square Property is managed by STG Asset Management, Inc., an affiliate of the sponsor.

Lockbox / Cash Management.    The City Square Loan is structured with a hard lockbox and in place cash management. A full excess cash sweep will occur upon (i) any bankruptcy action of borrower, principal, guarantor or manager or (ii) the failure by the borrower to maintain a combined debt service coverage ratio based on the City Square Loan and mezzanine loan for one calendar quarter of 1.05x.

Initial Reserves.    At closing, the borrower deposited (i) $330,000 into a tax reserve account, (ii) $18,503 into an insurance reserve account and (iii) $408,720 into a reserve for outstanding tenant improvements and leasing commissions.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $82,500 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $4,626 into an insurance reserve account, (iii) $8,125 into a replacement reserve account and (iv) $13,644 into a rollover reserve account, subject to a cap of $491,199 so long as the occupancy at the City Square Property exceeds 90.0% and the combined debt service coverage ratio based on the City Square Loan and mezzanine loan is not less than 1.10x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

Current Mezzanine or Subordinate Indebtedness.    A $7,500,000 mezzanine loan was funded at closing by RMezz City Square, LLC, a subsidiary of Rialto Capital Management. Rialto Capital Management, a subsidiary of Lennar, is a diversified real estate investment, management, development and finance company. The mezzanine loan is coterminous with the City Square Loan and accrues interest at a rate of 11.1200% per annum. The loan amortizes on a 30-year schedule after an initial one-year interest only period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  After the expiration of the lockout period, the borrower may obtain the release of a portion of the City Square Property provided, among other things, both the City Square Loan and mezzanine loan are partially defeased in an aggregate amount equal to the greater of (x) 125% of the Allocated Loan Amounts (as defined below), and (y) an amount such that (1) the combined debt service coverage ratio of the remaining City Square Property based on both the City Square Loan and the related mezzanine loan is at least equal to the greater of (a) 1.15x and (b) the combined debt service coverage ratio based on both such loans immediately preceding such release, and (2) the combined loan to value ratio of the remaining City Square Property based on both the City Square Loan and the related mezzanine loan is no greater than the lesser of (a) 80.0% and (b) the combined loan to value ratio based on both such loans immediately preceding the release. The “Allocated Loan Amounts” for the City Square Loan and the related mezzanine loan, are as follows: City Square underground garage – $27,450,000 and $4,335,000, respectively; 499 14th Street – $2,269,000 and $360,000, respectively; 500 12th Street – $14,530,000 and $2,295,000, respectively; 501 14th Street – $3,251,000 and $510,000, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

14TH STREET
DOMAIN BY ALTA OAKLAND
FEDERAL BUILDING
1300 CLAY ST.
505 14TH ST.
475 14TH ST.
1333 BROADWAY
501 14TH ST.
499 14TH ST.
GARAGE WEST
FEDERAL BUILDING
1200 CLAY ST.
500 12TH ST.
CLOROX BUILDING
MARTIN LUTHER KING JR. WAY
JEFFERSON STREET
CLAY STREET
BROADWAY
12TH STREET
555 CITY CENTER
1111 BROADWAY
11TH STREET
OAKLAND CONVENTION CENTER
OAKLAND MARRIOTT HOTEL
LAFAYETTE SQUARE PARK
10TH STREET
N
Collateral
Not Part of Collateral

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

500 12th Street & 499, 501 and 525 14th Street Oakland, CA 94612	Collateral Asset Summary – Loan No. 6 City Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,500,000 71.4% 1.47x 10.3%

City Square
500 12th Street & 499, 501 and 525 14th Street
Oakland, CA 94612
Oakland
NORTHGATE/
KOREATOWN
UPPER
BROADWAY
UPTOWN
FINANCIAL
DISTRICT
DOWNTOWN
LAKESIDE
OLD OAKLAND
HISTORIC DISTRICT
CIVIC
CENTER
CHINATOWN
JACK LONDON
DISTRICT
GROVE SHAFTER FREEWAY
NIMITZ FREEWAY
980
880
W GRAND AVE
GRAND AVE
SAN PABLO AVE
NORTHGATE AVE
TELEGRAPH AVE
BROADWAY
WEBSTER ST
HARRISON ST
MARKET ST
14TH ST
BART
AMTRAK
Kaiser
Center
Lake
Merritt
Oakland Estuary
Oakland
Inner
Harbor
Marston
Campbell Park
Lowell
Park
Preservation
Park
Rotary
Nature
Center
Snow
Park
Pacific Ocean
San Francisco
Oakland
San Jose
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor(1):	Cowperwood Company, Inc.		Collateral:	Fee Simple
Borrower:	Cowperwood Dallas I, LP		Location:	Dallas, TX
Original Balance:	$41,600,000		Year Built / Renovated:	2002 / NAP
Cut-off Date Balance:	$41,556,518		Total Sq. Ft.:	226,175
% by Initial UPB:	3.0%		Property Management:	Cowperwood Company, Inc.
Interest Rate:	5.0700%		Underwritten NOI:	$3,899,817
Payment Date:	5th of each month		Underwritten NCF:	$3,865,890
First Payment Date:	January 5, 2014		Appraised Value:	$60,700,000
Maturity Date:	December 5, 2023		Appraisal Date:	October 3, 2013
Amortization:	360 months
Additional Debt(2):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(25), D(92), O(3)		2012 NOI:	$4,015,173 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2011 NOI:	$3,896,349 (December 31, 2011)
			2010 NOI:	NAV
Reserves(3)
	Initial	Monthly	Historical Occupancy
Taxes:	$585,553	$53,232	Current Occupancy:	100.0% (January 5, 2014)
Insurance:	$24,132	$3,016	2012 Occupancy:	100.0% (December 31, 2012)
TI/LC:	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	$2,827	2010 Occupancy:	100.0% (December 31, 2010)

(1)   The sponsor is also affiliated with the sponsor under the mortgage loans identified on Annex A-1 as Albuquerque SSA, which has a Cut-off Date Balance of approximately $16.0 million, and McAllen FBI, which has a Cut-off Date Balance of approximately $13.8 million.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$184
Balloon Balance / Sq. Ft.:	$152
Cut-off Date LTV:	68.5%
Balloon LTV:	56.5%
Underwritten NOI DSCR:	1.44x
Underwritten NCF DSCR:	1.43x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	9.3%
Underwritten NOI Debt Yield at Balloon:	11.4%
Underwritten NCF Debt Yield at Balloon:	11.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(3)	% of Total U/W Base Rent(3)	Lease Expiration
GSA - FBI Field Office	AAA/Aaa/AA+	226,175	100.0%	$25.90	100.0%	10/10/2022
Total / Wtd. Avg.		226,175	100.0%	$25.90	100.0%
(1)	Based on rent roll as of January 5, 2014.
(2)	The tenant’s lease is backed by the full faith and credit of the United States government. The credit rating listed reflects the credit rating of the United States government.
(3)
If the tenant should cease operations at a portion of the Dallas FBI Property at any time during the lease term, the full obligation of the lease will remain in effect for the duration of the lease term, however the base rental rate will be reduced by $2.60 PSF, to a rental rate of $23.30 PSF, for the portion of the Dallas FBI Property that is vacated for the remainder of the lease term. The tenant has no termination rights and the lease does not contain a non-appropriations clause. The tenant has an expansion right whereby the GSA can require the borrower to construct additional space (of not less than 25% of the existing space) for occupancy by the tenant.  This right allows the FBI to expand should they outgrow their space.  Should the right be exercised, the borrower has the option to release a portion of the Dallas FBI Property from the lien of the mortgage in order to accommodate the expansion subject to certain lender approval rights.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	1	226,175	100.0%	226,175	100.0%	$25.90	100.0%	100.0%
Thereafter	0	0	0.0%	226,175	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	226,175	100.0%	NAP	NAP
Total / Wtd. Avg.	1	226,175	100.0%			$25.90	100.0%

The Loan.    The Dallas FBI loan (the “Dallas FBI Loan”) is a $41.6 million ($184 PSF) fixed rate loan secured by the borrower’s fee interest in a 226,175 sq. ft. Class A office property located at 1751 Storey Lane in Dallas, Texas (the “Dallas FBI Property” or the “Property”). The Dallas FBI Loan has a cut-off date balance of approximately $41.6 million ($184 PSF), a 10-year term and amortizes on a 30-year schedule. The Dallas FBI Loan accrues interest at a fixed rate equal to 5.0700%. Based on the appraised value of $60.7 million as of October 3, 2013, the cut-off date LTV is 68.5%. Loan proceeds were used to refinance existing debt of approximately $32.1 million, pay a prepayment penalty of approximately $8.3 million, fund upfront reserves totaling $609,684, pay closing costs of $565,862 and return $13,767 of equity to the sponsor. The most recent prior financing of The Dallas FBI Property was a credit tenant lease (“CTL”) loan and was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$41,600,000	100.0%	Loan Payoff	$32,061,876	77.1%
			Prepayment Penalty	$8,348,810	20.1%
			Reserves	$609,684	1.5%
			Closing Costs	$565,862	1.4%
			Return of Equity	$13,767	0.0%
Total Sources	$41,600,000	100.0%	Total Uses	$41,600,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

The Borrower / Sponsor.    The borrower, Cowperwood Dallas I, LP, is a single purpose Texas limited partnership structured to be bankruptcy-remote, with one independent director in its organizational structure.  The nonrecourse carve-out guarantors are John C. Harvey and Edward J. Sussi, jointly and severally. John C. Harvey is the founder, President, and Chief Executive Officer of the Cowperwood Company, Inc. (“Cowperwood”). Edward J. Sussi is the Executive Vice President and Chief Operating Officer at Cowperwood and is the General Partner in all real estate partnerships Cowperwood is involved in.

Cowperwood is a national commercial real estate development company, providing a full range of in-house services including architectural design, project management, construction administration and property management. Since 1975, when the company was founded, Cowperwood has specialized in the development and management of Class A office buildings and laboratory facilities for both the public and private sector.  Together with its construction partners, Cowperwood has constructed over 2.6 million sq. ft. of Class A office building projects using a design-build team approach.  Clients include the US General Services Administration, Con Edison of New York, Lockheed-Martin, Texaco, Science Applications International Corporation (SAIC), Bechtel National, Inc., Battelle Memorial Institute, Parsons Infrastructure and ClientLogic Corporation. Over the last several years Cowperwood has developed real estate projects in Texas, New Mexico, Tennessee, Virginia and Washington.

Cowperwood currently manages in excess of 2.0 million sq. ft. of general office and associated laboratory and high-security space for US General Services Administration and private sector research and engineering companies.  For these projects, Cowperwood has obtained over $500.0 million dollars in construction and permanent financing from various construction lenders and investment bankers.

The Property.    The Dallas FBI Property is a five-story Class A office building containing approximately 226,175 net sq. ft., an adjacent annex building (the “Annex Facility”), security guard booths with gate override controls and a four-story parking garage. The Dallas FBI Property is located approximately ten miles northwest of the central business district of Dallas, Texas and 30 miles east of Fort Worth, Texas. The Dallas FBI Property was built to suit in 2002 for the Federal Bureau of Investigation and serves as the Dallas field office in northeast Texas. The Dallas FBI Property features state of the art security protocols and was built to the highest structural standards and specifications as required by the Federal Bureau of Investigation. The topography of the site offers natural security with 75.0% of the perimeter adjacent to dedicated flood way and/or Joe’s Creek, which are permanently undevelopable. The Dallas FBI Property is located within minimum distances to certain other law enforcement facilities, schools, and residential areas and within maximum distance to certain user amenities, and is adjacent to the Dallas DEA Division office and the DEA Laboratory, with shared internal access driveway and vehicular control systems. The Dallas FBI Property also features x-ray machines at building entrances, blast resistant façade, anti-progressive collapse structure, 100 foot building setback from a K-rated (vehicle crash barrier) fence, SCIF (Secured Compartmented Information Facility) construction, 24-hour chilled water HVAC system, three independent electrical systems, connection to two separate power grids, high-security weapons vault with hardened perimeter and vault-type door, high-security evidence storage spaces with hardened perimeter and special ventilation system, and extensive electronic surveillance and access control systems. Situated on a 15.39-acre parcel, the Dallas FBI Property includes a 186,744 sq. ft. fully enclosed, secured, parking structure that contains 648 parking spaces for a parking ratio of 2.75 spaces per 1,000 sq. ft. The Annex Facility includes a fleet automotive repair shop, the Evidence Response Team (ERT) evidence processing and forensics lab, vehicle electronics lab and shop, and 3,000 sq. ft. workout facility with locker rooms. The GSA has invested a total of approximately $5.76 million into the property, including $1.94 million since the property was constructed.

Environmental Matters.    The Phase I environmental report dated October 23, 2013 recommended no further action at the Dallas FBI Property.

Major Tenants.    The Dallas FBI Property is fully leased to the US General Services Administration (“GSA”), on behalf of the FBI, under a 20 year lease originally from October 11, 2002 to October 10, 2022.  The GSA is a division of the federal government and its lease is secured by the full faith and credit of the United States of America.  Additionally, the lease is not subject to any termination options or government non-appropriation clauses. The tenant has an expansion right whereby the GSA can require the borrower to construct additional space (of not less than 25% of the existing space) for occupancy by the tenant.  This right allows the FBI to expand should they outgrow their space. Should the right be exercised, the borrower has the option to release a portion of the Dallas FBI Property from the lien of the mortgage in order to accommodate the expansion subject to certain lender approval rights. If the tenant should cease operations at a portion of the Dallas FBI Property during the lease term, the base rental rate will be reduced to a rental rate of $23.30 PSF for the portion of the Dallas FBI Property that is vacated for the remainder of the lease term.

The Market.    The Dallas FBI Property is located on 1751 Storey Lane in the Dallas/Fort Worth/Freeport District of Dallas, Dallas County, Texas. The Property is located approximately ten miles northwest of the central business district of Dallas, Texas and 30 miles east of Fort Worth, Texas. The Dallas FBI Property is in close proximity to Interstate-35 which connects to Carrolton, Texas and Lewisville, Texas to the north and Austin, Texas to the south. Interstate-20, also in close proximity to the Property, serves to connect Dallas, Texas with Forth Worth to the west and Mesquite, Texas to the east. Storey Lane serves as an east/west thoroughfare in the vicinity and runs into State Highway Loop-12 junction to the east. Route-183 and Route-114 both connect to Dallas-Fort Worth International Airport. According to the appraisal, the estimated 2012 population and median household income of Dallas-Fort Worth MSA were 6,552,527 and $54,685, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

According to the appraisal, the Dallas FBI Property is located within the suburban submarket of the Dallas metropolitan office market. As of the end of the second quarter of 2013, the Class A submarket vacancy rate was 14.8%. The average annual Class A rental rate reported in the suburban submarket in the Dallas metropolitan office market at the end of the second quarter of 2013 was $23.42 PSF, on a full service gross basis. Based on an analysis of competitive rental properties, the appraiser concluded an annual market rental rate for the Dallas FBI Property of $25.00 PSF on a full service gross basis.

The following table presents certain information relating to comparable office properties for the Dallas FBI Property:

Competitive Set(1)
Name	Dallas FBI Property (Subject)	Brookhallow Two	Points at Waterview	Hall Office Park - C-1	Park Central 9	2250 W John Carpenter Freeway	Bluffview Towers- West
Distance from Subject	NAP	16.8 miles	19.0 miles	21.9 miles	12.6 miles	8.3 miles	3.0 miles
Property Type	Office	Office	Office	Office	Office	Office	Office
Year Built / Renovated	2002 / NAP	1986 / 2001	1998 / NAP	2001 / NAP	1983 / NAP	1998 / NAP	1986 / NAP
Total Occupancy	100.0%	91.9%	85.2%	97.7%	63.1%	100.0%	84.6%
Story	5	9	4	6	8	5	8
Size (Sq. Ft.)	226,175	145,323	202,695	142,938	218,837	127,226	70,128
Tenant	GSA – FBI Field Office	Confidential	Bombardier Flexjet	Fiserv Solutions Inc.	GSA - SSA	GSA - Social Security	GSA - Immigration Services
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	Budget 2013	U/W	U/W PSF
Base Rent	$5,858,233	$5,858,233	$5,858,233	$5,858,233	$25.90
Value of Vacant Space	0	0	0	0	0
Gross Potential Rent	$5,858,233	$5,858,233	$5,858,233	$5,858,233	$25.90
Total Recoveries	71,182	111,875	143,503	141,976	0.63
Total Other Income	11,614	43,493	20,000	43,493	0.19
Less: Vacancy(1)	0	0	0	(181,311)	(0.80)
Effective Gross Income	$5,941,029	$6,013,601	$6,021,735	$5,862,391	$25.92
Total Operating Expenses	2,044,680	1,998,428	1,997,821	1,962,575	8.68
Net Operating Income	$3,896,349	$4,015,173	$4,023,914	$3,899,817	$17.24
TI/LC	0	0	0	0	0
Capital Expenditures	0	0	0	33,926	0.15
Net Cash Flow	$3,896,349	$4,015,173	$4,023,914	$3,865,890	$17.09

(1)	U/W Vacancy represents 3.0% of gross income.

Property Management.    The Dallas FBI Property is currently managed by Cowperwood Company, Inc., a Texas corporation, a borrower affiliate, pursuant to a management agreement.

Lockbox / Cash Management.    The Dallas FBI Loan is structured with a hard lockbox and springing cash management. The Dallas FBI Loan requires all rents to be transmitted directly by non-residential tenants of the Dallas FBI Property into the clearing account.  Following the commencement of any Cash Management Period (as detailed below), funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Management Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” will commence upon lender giving notice to borrower and clearing bank of the occurrence of any of the following: (i) an event of default, (ii) the failure by borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.10x or (iii) the occurrence of a Tenant Trigger Event (as detailed below); and will end upon lender giving notice to borrower and the clearing bank that the Cash Management Period has ended, which notice lender is only required to give if (1) the Dallas FBI Loan and all other obligations under the loan documents have been repaid in full or (2) there has been a full defeasance of the Dallas FBI Loan or (3) for six consecutive months since the commencement of the existing Cash Management Period (A) no event of default

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

has occurred, (B) no event that would trigger another Cash Management Period has occurred and (C) the debt service coverage ratio is at least equal to 1.15x or (4) in the case of clause (iii) above, a Tenant Trigger Cure Event (as detailed below) has occurred.

A “Tenant Trigger Event” means either (A) the earlier of (i) the date that is 18 months prior to the termination of the GSA lease and (ii) the date on which the tenant under the GSA lease must exercise its lease renewal option or (B) a monetary or material non-monetary default under the GSA lease.

A “Tenant Trigger Cure Event” means (i) in the case of a Tenant Trigger Event caused pursuant to clause (A) of such definition either (a) GSA renews its lease in accordance with the provisions of this agreement with an additional term not less than ten years or (b) replacement tenants execute replacement leases for all of the space demised under the GSA lease or (ii) in the case of clause (B) of such definition either (a) GSA cures its default or (b) replacement tenants execute replacement leases for the space demised under the GSA Lease and provide acceptable tenant estoppels.

Initial Reserves.    At closing, the borrower deposited (i) $585,553 into a tax reserve account and (ii) $24,132 into an insurance reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $53,232 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $3,016 into an insurance reserve account and (iii) $2,827 into a capital expenditure account.

All excess cash will be deposited into the rollover reserve during a Tenant Trigger Event.

Partial Release. In connection with the exercise of the building expansion right, the borrower may obtain the release of the expansion space, provided, among other things per the loan documents, (i) the loan-to-value ratio for the remaining property does not exceed the lesser of the loan-to-value ratio immediately preceding such release and 68.5% and (ii) the debt yield for the remaining property is no less than the greater of the debt yield immediately preceding such release and 9.29%.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Future mezzanine financing may be obtained in connection with the expansion of the Dallas FBI Property and the amendment of the GSA lease, provided certain terms and conditions are satisfied including, but not limited to, the following (i) no event of default exists, (ii) the loan-to-value ratio of the mortgage and mezzanine loans after expansion does not exceed 70.0% based on a recent appraisal, (iii) the debt service coverage ratio (taking into account the future mezzanine loan) is not less than the funding date debt service coverage ratio and (iv) the mezzanine loan must be coterminous with the Dallas FBI Loan and no voluntary prepayment of the mezzanine is allowed.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1751 Storey Lane Dallas, TX 75220	Collateral Asset Summary – Loan No 7 Dallas FBI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,556,518 68.5% 1.43x 9.4%

DALLAS
FORT WORTH
Irving
Grand Prairie
Arlington
DFW
FTW
DAL
Carrollton
Richardson
Garland
Plano
Frisco
Lewisville
Flower Mound
Duncanville
Midlothian
Waxahachie
Alvarado
Justin
Roanoke
North Richland Hills
The Colony
Lewisville
Hebron
Plano
Coppell
Carrollton
Addison
Richardson
Grapevine
Farmers Branch
University Park
Highland Park
Euless
Irving
Dallas
CBD
Arlington
Grand Prairie
Cockrell Hill
Vista Ridge Mall
Galleria Dallas
Las Colinas Medical Center
National Scouting Museum
Irving Mall
Irving City Hall
Irving Public Library
Verizon Theatre at Grand Prairie
Six Flags
Cowboys Stadium
DALLAS FORT WORTH INTERNATIONAL AIRPORT
DALLAS LOVE FIELD
DALLAS NAVAL AIR STATION
Dallas FBI
1751 Storey Lane
Dallas, TX 75220
SAM RAYBURN TOLLWAY
PRESIDENT GEORGE BUSH TURNPIKE
DALLAS NORTH TWY
LBJ FWY
JOHN CARPENTER FWY
AIRPORT FWY
INTL PKWY
DART
DART (2014)
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Strategic Investment Property Fund, Inc.		Collateral:	Fee Simple
Borrower:	175 Jackson L.L.C.		Location:	Chicago, IL
Original Balance(1):	$40,000,000		Year Built / Renovated:	1912, 1928 / 2001
Cut-off Date Balance(1):	$40,000,000		Total Sq. Ft.:	1,452,390
% by Initial UPB:	2.9%		Property Management:	JMIC Corp.
Interest Rate:	5.0860%		Underwritten NOI:	$29,542,763
Payment Date:	6th of each month		Underwritten NCF:	$26,256,216
First Payment Date:	December 6, 2013		Appraised Value:	$410,000,000
Maturity Date:	November 6, 2023		Appraisal Date:	June 24, 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter		Historical NOI
Additional Debt(1):	$240,000,000 Pari Passu Debt		Most Recent NOI:	$27,008,664 (T-12 August 31, 2013)
Call Protection:	L(26), D(90), O(4)		2012 NOI:	$30,092,538 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$32,540,281 (December 31, 2011)
			2010 NOI:	$32,615,237 (December 31, 2010)
Reserves(2)			2009 NOI:	$34,377,528 (December 31, 2009)
	Initial	Monthly	2008 NOI:	$30,051,504 (December 31, 2008)
Taxes:	$3,270,096	$1,090,032
Insurance:	$252,815	$19,660	Historical Occupancy
Replacement:	$0	$8,184	Current Occupancy:	91.7% (December 12, 2013)
TI/LC:	$480,000	$281,232	2012 Occupancy:	89.8% (December 31, 2012)
Free Rent:	$0	Excess Cash	2011 Occupancy:	95.6% (December 31, 2011)
			2010 Occupancy:	96.1% (December 31, 2010)
Financial Information(3)			2009 Occupancy:	97.9% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$193	2008 Occupancy:	96.0% (December 31, 2008)
Balloon Balance / Sq. Ft.:		$171
(1)   The Original Balance and Cut-off Date Balance of $40.0 million represent the non-controlling Note A-2-B of the $280.0 million 175 West Jackson Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1 with an original principal balance of $150.0 million, which was included in the COMM 2013-CCRE12 mortgage trust, and the non-controlling Note A-2-A with an original principal balance of $90.0 million, which was included in the COMM 2013-CCRE13 mortgage trust. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 175 West Jackson Loan Combination.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.82x, respectively.

Cut-off Date LTV:		68.3%
Balloon LTV:		60.6%
Underwritten NOI DSCR(4):		1.62x
Underwritten NCF DSCR(4):		1.44x
Underwritten NOI Debt Yield:		10.6%
Underwritten NCF Debt Yield:		9.4%
Underwritten NOI Debt Yield at Balloon:		11.9%
Underwritten NCF Debt Yield at Balloon:		10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Classified Ventures, LLC	NR/NR/NR	168,959	11.6%	$29.82	11.1%	Various(2)
Grant Thornton	NR/NR/NR	133,724	9.2%	$35.80	10.5%	10/31/2015(3)
TWG Holdings, Inc.	NR/NR/NR	132,621	9.1%	$30.41	8.9%	4/30/2022(4)
Securities and Exchange Commission	AAA/Aaa/AA+	102,613	7.1%	$33.00	7.5%	1/31/2017(5)
Wolverine Trading	NR/NR/NR	88,734	6.1%	$37.82	7.4%	Various(6)
Sedgwick	NR/NR/NR	88,075	6.1%	$34.54	6.7%	5/31/2020
Total Major Tenants		714,726	49.2%	$33.08	52.1%
Remaining Tenants		617,297	42.5%	$35.23	47.9%
Total Occupied Collateral		1,332,023	91.7%	$34.07	100.0%
Vacant		120,367	8.3%
Total		1,452,390	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Classified Ventures, LLC leases 140,378 sq. ft. of space with a lease expiration of June 30, 2017 and 28,581 sq. ft. of space with a lease expiration of December 31, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $1,026,120 on or before April 1, 2014 and (b) $1,026,120 on or before June 30, 2015 and (iii) with respect to 28,581 of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

(3)
Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will terminate its lease on October 31, 2015.

(4)
TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and has the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

(5)
Securities and Exchange Commission has one five-year renewal option with one year prior notice at market rent and has the option to terminate its lease at any time after January 31, 2015 with six months prior notice without a termination fee; however, for every $1.00 PSF of tenant allowance used by the tenant, the Securities and Exchange Commission’s right to exercise the termination option is delayed by six months.

(6)
Wolverine Trading leases 74,646 sq. ft. of space with a lease expiration of May 31, 2020 and 14,088 sq. ft. of space with a lease expiration of October 31, 2024. Wolverine Trading has one five-year renewal option with notice given on or before November 30, 2018 at market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	390	0.0%	390	0.0%	$111.82	0.1%	0.1%
2014	7	18,360	1.3%	18,750	1.3%	$21.64	0.9%	1.0%
2015	15	222,482	15.3%	241,232	16.6%	$35.57	17.4%	18.4%
2016	13	21,738	1.5%	262,970	18.1%	$39.42	1.9%	20.3%
2017	10	274,125	18.9%	537,095	37.0%	$31.18	18.8%	39.1%
2018	12	45,649	3.1%	582,744	40.1%	$43.87	4.4%	43.5%
2019	3	52,162	3.6%	634,906	43.7%	$33.74	3.9%	47.4%
2020	12	233,049	16.0%	867,955	59.8%	$35.55	18.3%	65.7%
2021	8	191,651	13.2%	1,059,606	73.0%	$34.67	14.6%	80.3%
2022	2	132,621	9.1%	1,192,227	82.1%	$30.41	8.9%	89.2%
2023	4	34,723	2.4%	1,226,950	84.5%	$44.05	3.4%	92.6%
2024	3	97,104	6.7%	1,324,054	91.2%	$34.75	7.4%	100.0%
Thereafter	5	7,969	0.5%	1,332,023	91.7%	$0.00	0.0%	100.0%
Vacant	NAP	120,367	8.3%	1,452,390	100.0%	NAP	NAP
Total / Wtd. Avg.	97	1,452,390	100.0%			$34.07	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.     The 175 West Jackson loan (the “175 West Jackson Loan”) is the non-controlling Note A-2-B portion, in the original principal amount of $40.0 million, of a fixed rate loan in the aggregate principal amount of $280.0 million (the “175 West Jackson Loan Combination”). The 175 West Jackson Loan Combination is secured by the borrower’s fee simple interest in a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois (the “175 West Jackson Property”). The 175 West Jackson Loan Combination is evidenced by three pari passu notes. Only the Note A-2-B, with an original principal balance of $40.0 million, will be included in the COMM 2014-CCRE14 mortgage trust. The controlling Note A-1, with an original principal balance of $150.0 million, will not be included in the COMM 2014-CCRE14 mortgage trust and was included in the COMM 2013-CCRE12 mortgage trust. The non-controlling Note A-2-A, with an original principal balance of $90.0 million, will not be included in the COMM 2014-CCRE14 mortgage trust and was included in the COMM 2013-CCRE13 mortgage trust. The 175 West Jackson Loan Combination has a 10-year term and amortizes on a 30-year schedule after an initial 36-month interest only period.

The 175 West Jackson Loan accrues interest at a fixed rate equal to 5.0860% and has a cut-off date balance of $40.0 million. The proceeds of the 175 West Jackson Loan Combination, along with approximately $3.8 million in equity from the sponsor, were used to retire approximately $269.6 million of existing mortgage loan debt and approximately $8.2 million in existing mezzanine debt, fund upfront reserves of approximately $4.0 million and pay closing costs of approximately $2.0 million. Based on the appraised value of $410.0 million as of June 24, 2013, the cut-off date LTV ratio of the 175 West Jackson Loan Combination is 68.3% and the remaining implied equity is $130.0 million. The most recent prior financing of the 175 West Jackson Property was included in the WBCMT 2004-C15 and WBCMT 2005-C16 securitizations.

The relationship between the holders of Note A-1, Note A-2-A and Note A-2-B are governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations/Split Loan Structures―175 West Jackson Loan Combination” in the Free Writing Prospectus.

Loan Combination Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$150,000,000	$150,000,000	COMM 2013-CCRE12	Yes
Note A-2-A	$90,000,000	$90,000,000	COMM 2013-CCRE13	No
Note A-2-B	$40,000,000	$40,000,000	COMM 2014-CCRE14	No
Total	$280,000,000	$280,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$280,000,000	98.7%	Mortgage Loan Payoff	$269,576,331	95.0%
Sponsor Equity	$3,751,291	1.3%	Mezzanine Loan Payoff	$8,211,673	2.9%
			Reserves	$4,002,912	1.4%
			Closing Costs	$1,960,375	0.7%
Total Sources	$283,751,291	100.0%	Total Uses	$283,751,291	100.0%

The Borrower / Sponsor.    The borrower, 175 Jackson L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Strategic Investment Property Fund, Inc. (“SIPF”). In addition to the nonrecourse carve-out guaranty and an environmental indemnity agreement, SIPF also provided a guaranty of certain of the borrower’s unfunded landlord obligations, outstanding commissions and tenant improvement allowances outstanding as of the date of origination. The borrower is permitted to replace SIPF under each of the nonrecourse carve-out guaranty and environmental indemnity agreement at any time during the term, subject to the satisfaction of certain conditions set forth in the loan documents, including, without limitation, lender’s receipt of a rating agency confirmation and such replacement guarantor satisfying certain net worth and liquidity requirements.

SIPF is owned by the Spitzer family of Switzerland and has real estate interests in properties in New York City, Chicago, Boston and Florida. As of December 31, 2012, SIPF’s interest in real estate entities totaled approximately $414.1 million and the fund had net worth and liquidity of approximately $406.9 million and approximately $6.4 million, respectively.

The Property.    The 175 West Jackson Property consists of a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois. Occupying an entire city block with entrances on West Jackson Boulevard and West Quincy Street, the north half of the 175 West Jackson Property was constructed in 1912 and the south half was constructed in 1928. In 2001, the 175 West Jackson Property received an $85.0 million base building renovation.

As of December 12, 2013, the 175 West Jackson Property is 91.7% leased to 61 tenants and features 68,000 sq. ft. floor plates, one of the largest office footprints in Chicago. The ground floor features 45,607 sq. ft. of retail including national tenants such as CVS, Fifth Third Bank, Starbucks, Potbelly Sandwich and Qdoba. The 22nd floor of the 175 West Jackson Property features a conference center with an adjoining roof deck for social gatherings and business meetings. Other amenities offered to tenants at the 175 West Jackson Property include concierge services, catering facilities and 24-hour staffed security. Valet parking and full garage services are available via 250 parking spaces in a subterranean garage, which is leased to an operator and tenants are given preference in the use of the garage.

Environmental Matters.    The Phase I environmental report dated July 5, 2013 recommended no further action at the 175 West Jackson Property.

Major Tenants.

Classified Ventures, LLC (168,959 sq. ft., 11.6% of NRA, 11.1% of U/W Base Rent). Founded in 1997, Classified Ventures, LLC is owned by five media companies: A.H. Belo Corp., Gannett Co. Inc., Tribune Company, The McClatchy Company and The Washington Post Company. With over 1,400 employees in 41 states, Classified Ventures, LLC owns and operates Cars.com and Apartments.com.

Classified Ventures, LLC’s initial lease commenced in July 2000 with 67,687 sq. ft. of eighth floor space. Since 2000, Classified Ventures, LLC has expanded its space several times most recently in October 2013 with 28,581 sq. ft. of space on the 18th floor with a lease expiration of December 31, 2017. Classified Ventures, LLC’s remaining 140,378 sq. ft. has a lease expiration of June 30, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $1,026,120 on or before April 1, 2014 and (b) $1,026,120 on or before June 30, 2015 and (iii) with respect to 28,581 sq. ft. of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

Grant Thornton (133,724 sq. ft., 9.2% of NRA, 10.5% of U/W Base Rent). Founded in Chicago in 1924, Grant Thornton is the US member firm of Grant Thornton International Ltd, an international independent audit, tax and advisory firm. Grant Thornton has more than 500 partners and 6,000 employees across its 54 offices in the United States. With annual revenues in excess of $1.2 billion, Grant Thornton has maintained steady growth in the US and has been consistently ranked as an employer of choice by publications such as

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

the Chicago Tribune (“Best Places to Work”, 2011), Vault.com (“Best Accounting Firms to Work For” and “Accounting 50”, 2011-2013), Working Mother’s (“Best Companies”, 2005-2013) and Business Week (“50 Best Places to Launch a Career”, 2008, 2009), among others.

Grant Thornton’s initial lease commenced in February 2002 with 67,794 sq. ft. of space on the 20th floor. In April 2006, Grant Thornton expanded its space to include 65,930 sq. ft. of space on the 13th floor. Grant Thornton’s lease terms expire on October 31, 2015 with respect to both of these spaces. Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will be terminating its lease on October 31, 2015.

TWG Holdings, Inc. (132,621 sq. ft., 9.1% of NRA, 8.9% of U/W Base Rent). Founded in 2006, TWG Holdings, Inc.’s lines of business includes underwriting insurance, such as insuring bank deposits, and shares in savings and loan associations.

TWG Holdings, Inc.’s lease commenced in September 2006 with 66,490 sq. ft. of 11th floor space and 66,131 sq. ft. of 12th floor space. TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

The Market.    The 175 West Jackson Property is located in the Chicago-Naperville-Joliet metropolitan statistical area (“MSA”), a business center of the Midwest attracting many corporate headquarters operations and regional branches. Twenty seven of the nation’s Fortune 500 companies are headquartered in the Chicago region, including Walgreens, Boeing, Kraft Foods, Sears Holdings, Abbott Laboratories, Allstate, McDonald’s, Motorola and United Continental Holdings. In terms of total office inventory, the MSA is the second largest in the US after New York with approximately 218.3 million sq. ft. Unlike most other US markets, Chicago’s downtown core constitutes the largest concentration of office space within a metropolitan area, accounting for 56.2% of office space. Downtown Chicago is the center of the MSA’s transportation network with five interstate highways, eight suburban railroad commuter lines and six transit authority train lines. Given this accessibility, downtown Chicago, specifically within the West and Central Loop submarkets, serves as the primary location for corporate headquarters and businesses related to the insurance, finance, government, law and banking industries.

The 175 West Jackson Property is located in the Chicago office market specifically within the Central Loop office submarket. As of Q1 2013, the Central Loop office submarket contained over 44.4 million sq. ft. of office space, approximately 15.0 million sq. ft. of which is considered to be Class A. Vacancy for Class A space and overall office space within the submarket was lower than the overall Chicago market rate of 16.7%, at 11.7% and 14.6%, respectively. Overall average asking rents for Class A space and overall office space within the submarket were higher than the overall Chicago market average of $26.66 PSF, at $37.30 PSF and $30.58 PSF, respectively.

The appraiser identified eight comparable office leases, which are presented in the subsequent chart. The appraiser determined market rent for the 175 West Jackson Property to be $33.59 PSF.

Lease Comparables(1)
Property	Tenant	Location	Class	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
175 West Jackson Property(2)	Various	Chicago, IL	A	1912, 1928	1,452,390	$34.07	12.5
30 West Monroe Street	Asset Allocation & Management	Chicago, IL	B	1958	12,888	$30.69	10.0
225 West Washington	Argo Group	Chicago, IL	B	1987	12,750	$33.73	5.5
30 North LaSalle Street	Tom James Company	Chicago, IL	B	1974	6,242	$28.23	11.0
30 West Monroe Street	JJ&H	Chicago, IL	B	1958	12,907	$30.44	12.5
One Financial Place	Associated Press	Chicago, IL	A	1984	11,847	$34.65	11.0
33 West Monroe Street	International Education of Students	Chicago, IL	B	1981	27,816	$29.00	10.0
Michigan Plaza	Intouch Solutions	Chicago, IL	B	1981	22,015	$30.47	5.4
10 South LaSalle Street	Chicago Title & Trust	Chicago, IL	B	1986	86,207	$29.00	7.0
(1)	Source: Appraisal
(2)	Based on rent roll dated December 12, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(1)	$44,796,623	$43,478,414	$42,431,726	$46,288,642	$31.87
Value of Vacant Space	0	0	0	3,922,928	2.70
Gross Potential Rent	$44,796,623	$43,478,414	$42,431,726	$50,211,569	$34.57
Total Recoveries	6,742,205	5,423,232	5,206,008	6,516,996	4.49
Total Other Income	1,915,564	1,822,483	1,019,907	917,506	0.63
Less: Mark to Market	0	0	0	(1,981,370)	(1.36)
Less: Vacancy(2)	0	0	0	(3,922,928)	(2.70)
Effective Gross Income	$53,454,392	$50,724,129	$48,657,641	$51,741,773	$35.63
Total Operating Expenses	20,914,111	20,631,591	21,648,977	22,199,010	15.28
Net Operating Income	$32,540,281	$30,092,538	$27,008,664	$29,542,763	$20.34
TI/LC	0	0	0	2,850,830	1.96
Capital Expenditures	0	0	0	435,717	0.30
Net Cash Flow	$32,540,281	$30,092,538	$27,008,664	$26,256,216	$18.08
Average Annual Rent PSF(3)	$32.26	$33.34	$31.82	$34.73

(1)	U/W Base Rent includes $900,104 in contractual step rent through September 2014.
(2)	U/W Vacancy represents 6.8% of gross income.
(3)	Average Annual Rent PSF was $32.44 PSF in 2010.

Property Management.    The 175 West Jackson Property is managed by JMIC Corp.

Lockbox / Cash Management.    The 175 West Jackson Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 175 West Jackson Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default and (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.25x and ends if the debt service coverage ratio, as determined by lender, is at least 1.30x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $3,270,096 into a tax reserve account, (ii) $252,815 into an insurance reserve account and (iii) $480,000 into a reserve for outstanding tenant improvements and leasing commissions.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $1,090,032, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $19,660, into an insurance reserve account, (iii) $8,184 into a replacement reserve account and (iv) $281,232 into an account for tenant improvements and leasing commissions. Additionally, if the amount on deposit in the free rent reserve account is less than $1.0 million, all available excess cash will be deposited each month into the free rent reserve. Further, if the amount on deposit in the account for tenant improvements and leasing commissions is less than $2.8 million, all available excess cash (after the free rent account contains at least $1.0 million) will be deposited into the tenant improvements and leasing commissions reserve account. At loan closing, the guarantor provided a guaranty for unpaid tenant improvements and leasing commissions and free rent amounts for the payment of any shortfall in an amount up to the aggregate amount of rent abatements outstanding as of such payment date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

175 WEST JACKSON

FLOOR	Tenants	TOTAL*
	Mechanical	
22	XHedge 1,815 SF Exp. 2/2014; Mgmt Office 3,164 SF; Sorenson 5,614 SF Exp. 9/2019; VFD Room 1,000 SF 12/2025; Networked Insights 14,500 SF Exp. 11/2014; Conference Room 3,170 SF; Leased 5,563 SF; Vacant 2,189 SF	37,015
21	Union Tank Car 57,346 SF Exp. 12/2024; Chiro One 2,750 SF Exp. 12/2021; Term Comm 2,575 SF Exp. 10/2015; Chattam 2,438 SF Exp. 1/2017; Storage 101 SF; The Matthews Group 4,046 SF Exp. 4/2019	69,256
20	Grant Thornton 67,794 SF Exp. 10/2015	67,794
19	MWH 67,716 SF Exp. 6/2015	67,716
18	Classified Ventures, LLC 69,395 SF Exp. 6/2017	69,395
17	Susquehanna Partners 35,777 SF Exp. 12/2021; HealthSpring 25,320 SF Exp. 11/2018; CIH 10,124 SF Exp. 7/2016; NRAEF Storage 240 SF Exp. 9/2016	71,461
16	Querrey Harrow 67,683 SF Exp. 7/2020	67,683
15	NRAEF 42,502 SF Exp. 12/2019; RTA 25,670 SF Exp. 10/2024	68,172
14	ESD 51,725 SF Exp. 5/2021; Great Point Trading 14,610 SF Exp. 10/2021	66,335
13	Grant Thornton 65,930 SF Exp. 10/2015	65,930
12	TWG Holdings, Inc. 66,131 SF Exp. 4/2022	66,131
11	Net Pop 590 SF; TWG Holdings, Inc. 66,490 SF Exp. 4/2022	67,080
10	Vacant 68,539 SF	68,539
9	Securities Exchange Commission 67,687 SF Exp. 1/2017	67,687
8	Classified Ventures, LLC 67,687 SF Exp. 6/2017	67,687
7	Sedgwick 68,792 SF Exp. 5/2020	68,792
6	SEC 34,926 SF Exp. 1/2017; Classified Ventures, LLC 31,877 SF Exp. 6/2017	66,803
5	Egus 300 SF Exp. 3/2014; Sedgwick 7,901 SF Exp. 5/2020; ST Residential 10,527 SF Exp. 6/2015; Vacant 48,997 SF	67,725
4	ABN AMRO 67,890 SF Exp. 12/2021	67,890
3	HACC 22,834 SF Exp. 5/2023; ABN AMRO 18,649 SF Exp. 12/2021; Sedgwick 11,382 SF Exp. 5/2020; Wolverine Trading 15,211 SF Exp. 5/2020	68,076
2	Wolverine Trading 58,679 SF Exp. 5/2020; RTA 14,088 SF Exp. 7/2020; Karroll's 30 SF	72,797
Lobby	Retail 45,705 SF	45,705
Basement	Parking Garage	0
Sub Basement	Mechanical	0
	TOTAL SF	1,452,390

VACANT | BUILDING | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020+

* There is an additional 6,721 sq. ft. of storage space that is not shown in the stacking plan above.

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 8 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 68.3% 1.44x 10.6%

175 West Jackson
175 West Jackson Boulevard
Chicago, IL 60604
CHICAGO
THE LOOP
LAKESHORE EAST
CHICAGO RIVER
SOUTH BRANCH CHICAGO RIVER
W WACKER DR
W LAKE ST
W RANDOLPH ST
W WASHINGTON ST
W MADISON ST
W MONROE ST
W ADAMS ST
W JACKSON BLVD
W VAN BUREN ST
CONGRESS PKWY
E HARRISON ST
Grant Park
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
CARTIFACT
ILLINOIS
INDIANA
Lake Michigan
Chicago

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Revolution LLC		Collateral:	Fee Simple
Borrower:	Miraval Resort Arizona, LLC		Location:	Tucson, AZ
Original Balance:	$36,500,000		Year Built / Renovated:	1995 / 2011
Cut-off Date Balance:	$36,109,351		Rooms:	117
% by Initial UPB:	2.6%		Property Management:	Miraval Resort Arizona
Interest Rate:	5.3510%			Management, LLC
Payment Date:	5th of each month		Underwritten NOI:	$6,632,046
First Payment Date:	July 5, 2013		Underwritten NCF:	$5,291,211
Maturity Date:	June 5, 2018		Appraised Value:	$78,600,000
Amortization:	300 months		Appraisal Date:	November 14, 2013
Additional Debt:	None
Call Protection:	L(31), D(26), O(3)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		Most Recent NOI:	$6,753,205 (T-12 August 31, 2013)
			2012 NOI:	$4,493,755 (December 31, 2012)
Reserves(1)			2011 NOI:	$2,263,189 (December 31, 2011)
	Initial	Monthly	2010 NOI:	NAV
Taxes:	$189,800	$63,267
Insurance:	$582,328	$52,939	Historical Occupancy
FF&E:	$719,760	4.5% of prior month’s	Current Occupancy:	72.1% (August 31, 2013)
		gross revenues	2012 Occupancy:	71.9% (December 31, 2012)
Required Repairs:	$9,375	NAP	2011 Occupancy:	70.6% (December 31, 2011)
Seasonality:	$500,000	Springing	2010 Occupancy:	NAV
Wastewater Treatment System:	$2,396,652	$0	(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Credit Enhancement:	$3,500,000	$0

Financial Information
Cut-off Date Balance / Room:		$308,627
Balloon Balance / Room:		$279,183
Cut-off Date LTV:		45.9%
Balloon LTV:		41.6%
Underwritten NOI DSCR:		2.50x
Underwritten NCF DSCR:		2.00x
Underwritten NOI Debt Yield:		18.4%
Underwritten NCF Debt Yield:		14.7%
Underwritten NOI Debt Yield at Balloon:		20.3%
Underwritten NCF Debt Yield at Balloon:		16.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

Historical Occupancy, ADR, RevPAR(1)
	Miraval Resort & Spa			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	69.3%	$353.97	$245.18	58.3%	$241.63	$140.92	118.9%	146.5%	174.0%
2012	60.4%	$367.06	$221.82	58.7%	$250.58	$147.07	102.9%	146.5%	150.8%
T-12 September 2013	71.4%	$363.69	$259.83	62.3%	$259.37	$161.52	114.7%	140.2%	160.9%
(1)	Source: Hospitality Research Report
(2)
Competitive Set includes: La Posada De Santa Fe Resort, Royal Palms Resort & Spa, Arizona Inn, Topnotch Resort & Spa, Waldorf Astoria The Boulders Resort, The Lodge at Ventana Canyon, Park Hyatt Beaver Creek Resort & Spa, Miramonte Resort & Spa, Renaissance Lodge at Sonoma Resort & Spa and Teton Mountain Lodge.

The Loan.    The Miraval Resort & Spa loan (the “Miraval Resort & Spa Loan”) is a $36.5 million ($311,966 per room) fixed rate loan secured by the borrower’s fee simple interest in a 117-room resort and destination spa located at 5000 East Via Estancia Miraval in Tucson, Arizona (the “Miraval Property” or the “Property”). The Miraval Resort & Spa Loan has a cut-off date balance of $36,109,351 ($308,627 per room), a five-year term and amortizes on a 25-year schedule. The Miraval Resort & Spa Loan accrues interest at a fixed rate of 5.3510%. Loan proceeds together with an approximately $2.1 million new equity contribution were used to refinance the existing debt which consists of an approximately $16.9 million senior loan currently held on Natixis balance sheet and approximately $16.8 million mezzanine loan held by Colony Capital, as well as paying closing costs and funding upfront reserves. The appraised value of the Property is $78.6 million as of November 14, 2013, for a cut-off date LTV of 45.9%. The most recent prior financing of the Property was included in the BSCMS 2006-BBA7 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,500,000	94.6%	Loan Payoff	$16,928,855	43.9%
Sponsor Equity	$2,083,926	5.4%	Mezzanine Payoff	$16,789,500	43.5%
			Reserves(1)	$4,397,915	11.4%
			Closing Costs	$467,657	1.2%
Total Sources	$38,583,926	100.0%	Total Uses	$38,583,926	100.0%
(1)	Does not include the $3,500,000 Credit Enhancement Reserve

The Borrower / Sponsor.    The borrower, Miraval Resort Arizona, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The borrower is owned and controlled by Revolution LLC, (“Revolution”). Revolution invests in unique real estate and hospitality opportunities. Revolution is the real estate division of Revolution LLC, a principal investment firm founded in 2005 by Steve Case. Steve Case is also the co-founder of America Online (AOL). Revolution LLC is a privately owned company that owns stakes in Zipcar, Waterfront Media, Revolution Money, Exclusive Resorts, Miraval Property, SparkPeople, Extend Health, BrainScope, ClearSpring Technologies, LivingSocial and others.  The real estate division, Revolution LLC, is run by Philippe Bourguignon. Mr. Bourguignon also serves as the CEO of Exclusive Resorts, another entity owned by Revolution LLC. Mr. Bourguignon has served as the CEO of the Miraval Property since January 2009. Prior to joining Revolution Places, Mr. Bourguignon was co-CEO of the Davos-based World Economic Forum in 2003 and 2004. Mr. Bourguignon is also the former CEO of Club Mediterranee and Euro-Disney.  He is credited for helping turn around both companies in the early 2000s.

The nonrecourse carve-out guarantors are Revolution Living II LLC and Sierra Healthstyles, LLC. The liability of Revolution Living II LLC is limited to $3,500,000 under the guaranty. At closing, Revolution Living II LLC deposited $3.5 million into the credit enhancement reserve that the lender has control over via a deposit account control agreement. They shall maintain the reserve at $3.5 million. Upon an event of default, the lender can use the $3.5 million to pay down the Miraval Resort & Spa Loan.

The Property.   The Miraval Property is a 117-room full service luxury resort & spa located in Tucson, Arizona on a 128-acre land parcel, surrounded by approximately 250 acres of undeveloped excess land that are part of the collateral. The Miraval Property features five food and beverage outlets, 6,623 sq. ft. of meeting space, a destination spa with 29 treatment rooms, a salon, a retail outlet, a health club, a wellness center, three swimming pools, an equestrian center, a physical challenge course, a yoga center and pilates studio, a boutique resort retail outlet, two tennis courts and an array of activities, classes and experiences. The resort also contains back-of-the-house-space. The Miraval Property was developed in phases and opened for business in its current capacity in 1995. The Miraval Property was expanded to the current 117-room count in 2008 when 16 luxury units were added to the room mix. In the spring of 2011, 21 guestroom units were converted to spa use known as the Spa Village while the dedicated spa building underwent a comprehensive renovation. The renovated spa opened in May 2012 within the footprint of the original spa building. The new rooms, known as the Catalina guestrooms, offer contemporary furnishings. The Property is a world renowned resort & spa destination. In 2006, the Property was ranked the #1 World Destination Spa by the readers of Travel & Leisure magazine and the #1 Destination Spa in North America by Conde Nast Traveler. In 2012, the Property was ranked #8 on the Travel & Leisure rankings. A new spa reopened in

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

May 2012, which the sponsor expects will enable the Property to regain its status of premier spa destination. The Property was ranked #5 in 2013 and celebrated 10 years on the top destination spa list. The Property features two full-service restaurants which serve wine and have a full bar, a lounge and two snack bars.

Environmental Matters.   The Phase I environmental report dated April 1, 2013  recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Miraval Property, which is already in place.

The Market.     The Miraval Property is located at 5000 East Via Estancia Miraval in Tucson, Pima County, Arizona. The Miraval Property is situated in a sparsely populated neighborhood near the base of Mount Lemmon, 20 miles north of downtown Tucson and approximately 30 miles from the Tucson International Airport and 110 miles from the Phoenix Sky Harbor International Airport. The Miraval Property provides guests with transportation to and from both airports. The Property’s seclusion, desert setting and remote location make the site highly conducive for the operation of a destination resort. The city of Tucson is located in the center of eastern Pima County, at the intersection of Interstates 10 and 19. Tucson’s average of 300 days of sunshine per year attracts tourists for various reasons. Activities range from playing golf at over 40 golf courses in the area to watching the stars at three world-class astronomy facilities. Additional leisure and tourist attractions near Tucson include Mount Lemmon Ski Area, the southernmost ski area in the United States; Tombstone, Arizona, an old “wild west” town still standing and Biosphere 2, a three-acre, air-tight, steel and glass structure which is a microcosm of Earth.

The Property, due to its positioning as a destination resort, draws demand from major economic cities in the US. The Property’s primary feeder markets are Los Angeles, San Francisco, New York and Chicago, given that these areas are generally more affluent than their respective states and the nation as a whole.

Per the appraisal, the Property primarily competes with the following luxury-oriented destination resorts.  It should be noted that most of the destination spa resorts report their financials through a data aggregator such as Smith Travel Research. A summary of the competition is as follows:

Primary Competitive Set(1)
Property	Location	# of Rooms	Year Opened	2012 T&L Ranking
Miraval Resort & Spa	Tucson, AZ	117	1995	8
Canyon Ranch Tucson	Tucson, AZ	183	1979	-
Canyon Ranch Lenox	Lenox, MA	126	1989	-
Mii Amo	Sedona, AZ	16	2001	6
Rancho La Puerta	Tecate, MX	86	1940	2
Cal-A-Vie	Vista, CA	32	1987	-
Golden Door	Escondido, CA	40	1958	-
Lake Austin Spa Resort	Austin, TX	40	1974	10
(1) Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W per Room
Occupancy	70.6%	71.9%	72.1%	72.1%
ADR	$348.13	$351.31	$355.18	$355.18
RevPAR	$245.92	$252.48	$256.18	$256.19

Room Revenue	$9,164,490	$9,333,001	$10,807,043	$10,940,632	$93,510
F&B Revenue	5,867,788	6,821,922	6,185,643	6,185,643	52,869
Telephone Revenue	21,233	4,332	9,713	9,713	83
Other Revenue	12,206,134	13,313,562	16,384,891	16,384,891	140,042
Total Revenue	$27,259,645	$29,472,817	$33,387,290	$33,520,879	$286,503
Operating Expenses	15,690,724	15,874,113	17,500,487	17,543,860	149,948
Undistributed Expenses	8,137,197	7,715,629	7,763,233	7,791,875	66,597
Gross Operating Profit	$3,431,724	$5,883,075	$8,123,570	$8,185,143	$69,958
Total Fixed Charges	1,168,535	1,389,320	1,370,365	1,553,097	13,274
Net Operating Income	$2,263,189	$4,493,755	$6,753,205	$6,632,046	$56,684
FF&E	1,091,186	1,178,913	1,384,825	1,340,835	11,460
Net Cash Flow	$1,172,003	$3,314,842	$5,368,380	$5,291,211	$45,224

Property Management.    The Miraval Property is managed by Miraval Resort Arizona Management, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Miraval Resort & Spa Loan is structured with a hard lockbox and in place cash management. The Miraval Resort & Spa Loan requires all rents to be transmitted directly into the clearing account. All funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled cash management account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Sweep Period (as defined below), excess cash flow is deposited to a cash collateral account.

A “Cash Sweep Period” will commence as of any payment date in February, May, August or November on which borrower has for the end of the immediately preceding calendar quarter failed to maintain a debt service coverage ratio of at least 1.30x and will end upon lender giving notice to borrower and the clearing bank that on six consecutive payment dates since the commencement of the existing Cash Sweep Period the debt service coverage ratio is at least equal to 1.30x.

Initial Reserves.    At closing, the borrower deposited (i) $189,800  into a tax reserve account, (ii) $582,328  into an insurance reserve account, (iii) $719,760 into the FF&E reserve account, (iv) $500,000 into the seasonality reserve, (v) $2,396,652 into the wastewater treatment system reserve and (vi) $9,375 into the required repairs reserve. Provided no event of default has occurred and is continuing, the lender is required to disburse funds from the wastewater treatment system reserve for use in completing the work on the wastewater treatment facility at the Property. Revolution Living II LLC, one of the guarantors, secured its obligations under its guaranty by depositing $3,500,000 into the credit enhancement reserve account that lender has control over via a deposit account control agreement. Upon an event of default, lender can use the $3,500,000 to pay down the Miraval Resort & Spa Loan.  This guarantor’s liability under the loan is capped at $3,500,000.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $63,267, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $52,939, into an insurance reserve account and (iii) 4.5% of prior month’s gross revenues into a monthly FF&E reserve account. On each monthly payment date in September through June, the borrower is required to deposit $50,000 into a seasonality reserve. Provided no event of default has occurred and is continuing, on July 5, 2013 and each payment date in July and August, $250,000 is to be used to make payments as required in the mortgage loan documents.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5000 East Via Estancia Miraval Tucson, AZ 85739	Collateral Asset Summary – Loan No. 9 Miraval Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,109,351 45.9% 2.00x 18.4%

Miraval Resort & Spa
5000 East Via Estancia Miraval
Tucson, AZ 85739
Wickenburg
Payson
Cave Creek
Surprise
Glendale Scottsdale
Phoenix
Buckeye
Gilbert
Superior
Globe
Gila Bend
Maricopa
ARIZONA
Casa Grande
Coolidge
Eloy
San Manuel
Marana
Catalina
Ajo
Tucson
Drexel Heights
Vail
Benson
Sahuarita
MEXICO
Sierra Tucson
CATALINA
LA CHOLLA AIRPARK
Oro Valley
Oro Valley Hospital
W TANGERINE RD
Marana
Breakers Water Park
TORTOLITA
W LAMBERT LN
W TWIN PEAKS RD
N LA CANADA DR
N ORACLE RD
Pima Community College-Northwest
Foothills Mall
W INA RD
CASAS ADOBES
La Encantada
N SILVERBELL RD
CATALINA FOOTHILLS
N SWAN RD
FLOWING WELLS
Tucson Mall
E CATALINA HWY
TANQUE VERDE
Tucson Medical Center
E GRANT RD
Pima Community College-Downtown
Tucson
Pima Community College-West
University of Arizona
DOWNTOWN
El Con Mall
E BROADWAY BLVD
Park Place
W GATES PASS RD
Old Tucson Studios
South Tucson
S KOLB RD
S HOUGHTON RD
E GOLF LINKS RD
S KINNEY RD
W AJO HWY
Kino Sports Complex
Pima Community College-East
DAVIS-MONTHAN AIR FORCE BASE
E VALENCIA RD
Pima Community College-Desert Vista
TUCSON INT'L AIRPORT
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor:	Aaron Kurlansky			Collateral:	Fee Simple
Borrower:	Bedford United, LLC; Victoria United,			Location:	Hyattsville, MD
	LLC			Year Built / Renovated:	1947 / NAP
Original Balance:	$33,000,000			Total Units:	587
Cut-off Date Balance:	$32,964,219			Property Management:	Newport Property Ventures, Ltd.
% by Initial UPB:	2.4%			Underwritten NOI:	$3,058,235
Interest Rate:	4.9140%			Underwritten NCF:	$2,875,009
Payment Date:	6th of each month			Appraised Value:	$44,000,000
First Payment Date:	January 6, 2014			Appraisal Date:	October 18, 2013
Maturity Date:	December 6, 2023
Amortization:	360 months			Historical NOI
Additional Debt:	None			Most Recent NOI(3):	$2,960,506 (T-12 September 30, 2013)
Call Protection(1):	L(25), D(91), O(4)			2012 NOI:	$3,050,285 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing			2011 NOI:	$2,950,197 (December 31, 2011)
				2010 NOI:	NAV
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$93,704		$31,235	Current Occupancy:	92.2% (October 31, 2013)
Insurance:	$0		Springing	2012 Occupancy:	90.2% (December 31, 2012)
Replacement:	$0		$15,269	2011 Occupancy:	92.5% (December 31, 2011)
Required Repairs:	$596,844		NAP	2010 Occupancy:	NAV

(1)   Partial release is permitted. See “Partial Release” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Most Recent NOI includes March and April 2012 monthly financial information. March and April 2013 monthly financial statements are not available due to the transfer between management companies.

Financial Information
Cut-off Date Balance / Unit:		$56,157
Balloon Balance / Unit:		$46,085
Cut-off Date LTV:		74.9%
Balloon LTV:		61.5%
Underwritten NOI DSCR:		1.45x
Underwritten NCF DSCR:		1.37x
Underwritten NOI Debt Yield:		9.3%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		11.3%
Underwritten NCF Debt Yield at Balloon:		10.6%

Property Summary
Property Name	Address	Units	Year Built	Allocated Cut-off Date Balance	Appraised Value	Occupancy(1)
Bedford Station Apartments Property	8005 14th Avenue	486	1947	$27,420,237	$36,600,000	92.0%
Victoria Station Apartments Property	1401 Merrimac Drive	101	1947	$5,543,982	$7,400,000	93.1%
Total / Wtd. Avg.		587		$32,964,219	$44,000,000	92.2%
(1)	Based on a rent roll dated October 31, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

Unit Mix Summary – Bedford Station Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	236	48.6%	208	88.1%	685	$980	$1.43
2 Bed / 1 Bath	250	51.4%	239	95.6%	875	$1,145	$1.31
Total / Wtd. Avg.	486	100.0%	447	92.0%	783	$1,065	$1.37
(1)	Based on a rent roll dated October 31, 2013 and the appraisal.

Unit Mix Summary – Victoria Station Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	52	51.5%	48	92.3%	650	$980	$1.51
2 Bed / 1 Bath	49	48.5%	46	93.9%	750	$1,145	$1.53
Total / Wtd. Avg.	101	100.0%	94	93.1%	699	$1,060	$1.52
(1)	Based on a rent roll dated October 31, 2013 and the appraisal.

The Loan.    The Bedford and Victoria Multifamily Portfolio loan (the “Bedford and Victoria Multifamily Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in one 486-unit garden multifamily property located at 8005 14th Avenue (the “Bedford Station Apartments Property”) and one 101 unit garden multifamily property located at 1401 Merrimac Drive (the “Victoria Station Apartments Property”), each in Hyattsville, Maryland (together, the “Bedford and Victoria Multifamily Portfolio Properties”) with an original principal balance of $33.0 million. The Bedford and Victoria Multifamily Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Bedford and Victoria Multifamily Portfolio Loan accrues interest at a fixed rate equal to 4.9140% and has a cut-off date balance of approximately $33.0 million. Loan proceeds were used to retire existing debt of approximately $28.1 million, fund upfront reserves of approximately $0.7 million, pay closing costs of approximately $0.5 million and return equity of approximately $3.7 million to the sponsor. Based on the appraised value of $44.0 million as of October 18, 2013, the cut-off date LTV ratio is 74.9% and the remaining implied equity is approximately $11.0 million. The most recent prior financing of the Bedford and Victoria Multifamily Portfolio Properties was included in the GMACC 2004-C3 securitization as part of a larger six property Maryland multifamily portfolio.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$33,000,000	100.0%	Loan Payoff	$28,145,189	85.3%
			Reserves	$690,549	2.1%
			Closing Costs	$492,383	1.5%
			Return of Equity	$3,671,880	11.1%
Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Bedford United, LLC and Victoria United, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrowers and the nonrecourse carve-out guarantor is Aaron Kurlansky, Principal and Managing Director at First Market Properties.

Mr. Kurlansky has been with First Market Properties, a full service, vertically integrated real estate company, since the company was established in 2007. Mr. Kurlansky serves as the Director of Acquisitions and is responsible for sourcing, underwriting and eventual disposition of assets. Currently, Mr. Kurlansky manages over $100 million in assets and has handled the acquisition and disposition of over $75 million in assets. Prior to joining First Market Properties, Mr. Kurlansky worked in property management. Mr. Kurlansky joined First Meridian Mortgage in 2004 and became a Senior Vice President in 2009 and has originated over $300 million in residential and commercial loans.

The Properties.    The Bedford and Victoria Multifamily Portfolio Properties consist of two garden apartment complexes consisting of a total of 587 units, each located in Hyattsville, Maryland, approximately ten miles northeast of the Washington, DC central business district. The sponsor purchased the Bedford and Victoria Multifamily Portfolio Properties as part of a portfolio of six Maryland multifamily properties in April 2013 for a total of $64.5 million.

The Bedford Station Apartments Property is a 486-unit, multifamily garden complex comprised of 24 two- and three-story residential buildings. Built in 1947, the Bedford Station Apartments Property was 92.0% occupied as of October 31, 2013. Approximately $1.1 million ($2,273 per unit) has been invested in capital improvements to the Bedford Station Apartments Property since 2011, including flooring replacement, partial roof replacement and partial appliance replacement. Amenities at the Bedford Station Apartments Property include an on-site leasing office, playground and laundry facilities. Parking is provided via 400 surface parking spaces, providing a parking ratio of 0.82 parking spaces per unit. No concessions are currently offered at the Bedford Station Apartments Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

The Victoria Station Apartments Property is a 101 unit, multifamily garden complex comprised of five three-story residential buildings.  Built in 1947, the Victoria Station Apartments Property was 93.1% occupied as of October 31, 2013. Approximately $200,000 ($1,980 per unit) has been invested in capital improvements to the Victoria Station Apartments Property since 2011, including boiler repair and replacement, repainting common areas and landscaping improvements. Amenities at the Victoria Station Apartments Property include laundry facilities in two buildings. Parking is provided via 75 surface parking spaces, providing a parking ratio of 0.74 parking spaces per unit. No concessions are currently offered at the Victoria Station Apartments Property.

Environmental Matters.    The Phase I environmental reports dated October 28, 2013 revealed no evidence of recognized environmental conditions at the Bedford and Victoria Multifamily Portfolio Properties. An asbestos operation and maintenance plan, a lead based paint operations and maintenance plan, and a mold and moisture management plan are in place for both of the Bedford and Victoria Multifamily Portfolio Properties.

The Market.     The Bedford and Victoria Multifamily Portfolio Properties are located approximately 10 miles northeast of Washington, DC’s central business district in the northwestern portion of Prince George’s County within the Washington, DC metropolitan statistical area (“MSA”). The Capital Beltway (I-495), which provides connection to I-95 approximately five miles east of the Bedford and Victoria Multifamily Portfolio Properties, is located approximately 1.5 miles to the north. The Prince George’s Plaza station, which is part of the Washington Metropolitan Area Transit Authority’s Green Line, is located approximately three miles southeast of the Bedford and Victoria Multifamily Portfolio Properties. The Green Line provides connection throughout Prince George’s County and to Washington, DC. The University of Maryland at College Park, the ninth largest private employer in the Washington, DC metropolitan statistical area and home to over 37,000 students, is located approximately 1.5 miles east of the Bedford and Victoria Multifamily Portfolio Properties.

Washington, DC is home to one of the most well-educated and well-paid populations in the country. Approximately 22.7% of the region’s employees work in the government sector while approximately 23.0% work in professional and business services. Twenty Fortune 500 Companies have headquarters in the greater Washington, DC area. Large private employers in the region include Northrop Grumman Corporation, SAIC Inc., Inova Health System, Booz Allen Hamilton and Marriott International, among others. According to the Bureau of Labor Statistics, the unemployment rate within the MSA was 5.9% as of October 2013, which was 1.1% lower than the national average of 7.0%.

The Bedford and Victoria Multifamily Portfolio Properties are located within the Takoma Park submarket which is part of the greater Suburban Maryland multifamily market. As of the second quarter of 2013, the vacancy rates for Class B and Class C multifamily units within the submarket and market were 1.4% and 3.6%, respectively. Average monthly rents within the submarket were $1,242 per unit for Class B and C multifamily units, which represented an approximately 0.9% increase over 2012 rents, compared to $1,226 per unit for the market overall.

As of 2012, the MSA had an estimated population of approximately 5.7 million, making it the seventh largest metropolitan statistical area in the United States. From 2001 to 2011, the MSA’s population increased at a rate of 1.5% per annum, 0.6% higher than the nation’s growth rate over the same period. Through 2016, the population within the MSA is projected to increase by 1.1% per annum. Over this same period, only 130 multifamily units are projected to be added to the market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

Competitive Set(1)
Name	Bedford Station Apartments Property	Victoria Station Apartments Property	Liberty Place	Villas at Langley	Hampshire Village	Victoria Crossing	University Gardens
Distance from Subject	NAP	NAP	0.2 miles	0.3 miles	0.5 miles	0.5 miles	1.0 mile
Year Built	1947	1947	1945	1964	1946	1950	1960
Total Occupancy	92.0%(2)	93.1%(2)	96%	96%	97%	90%	98%
No. of Units	486	101	284	590	200	135	456
Avg. Unit Size (Sq. Ft.)(3)	783	699	604	888	604	700	669
Avg. Rent / Unit(3)	$1,065	$1,060	$1,010	$1,258	$1,140	$1,082	$1,068
(1)	Source: Appraisal
(2)	Based on a rent roll dated October 31, 2013.
(3)
Unit mixes showing the detail of number of units per type were not available for the competitive set. As such, averages for the competitive set are shown based on the averages per unit type and not on a weighted average basis for all units at the properties.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 9/30/2013	U/W	U/W per Unit
Gross Potential Rent	$6,981,582	$6,965,318	$7,142,921	$7,651,950	$13,036
Total Other Income	356,484	499,029	440,361	445,987	760
Less: Concessions	(199,682)	(13,053)	(9,203)	0	0
Less Vacancy(1)	(520,646)	(682,822)	(563,916)	(580,234)	(988)
Less: Bad Debt	(182,115)	(138,398)	(195,383)	(196,917)	(335)
Effective Gross Income	$6,435,623	$6,630,074	$6,814,781	$7,320,787	$12,472
Total Operating Expenses	3,485,426	3,579,789	3,854,275	4,262,552	7,262
Net Operating Income	$2,950,197	$3,050,285	$2,960,506	$3,058,235	$5,210
Capital Expenditures	0	0	0	183,226	312
Net Cash Flow	$2,950,197	$3,050,285	$2,960,506	$2,875,009	$4,898

(1)	U/W Vacancy represents 7.6% of gross income.

Property Management.    The Bedford and Victoria Multifamily Portfolio Properties are managed by Newport Property Ventures, Ltd.

Lockbox / Cash Management.    The Bedford and Victoria Multifamily Portfolio Loan is structured with a soft lockbox and springing cash management.

Funds deposited into the clearing account will be swept on a daily basis into the borrowers’ operating account, unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Bedford and Victoria Multifamily Portfolio Loan documents.

A “Trigger Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if the DSCR is less than 1.10x and will end if (a) with respect to clause (i), if the event of default has been cured or (b) with respect to clause (ii), if the DSCR for the trailing 12-month period is at least 1.15x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $93,704 into a tax reserve account and (ii) $596,844 into a reserve for required repairs.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $31,235, into a tax reserve account and (ii) $15,269 into a capital expenditure account. In addition, the borrowers are required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the expiration of the lockout period, the borrowers may obtain the release of either of the properties from the lien of the Bedford and Victoria Multifamily Portfolio Loan in conjunction with a third party sale of such property, among other conditions set forth in the Bedford and Victoria Multifamily Portfolio Loan documents, (i) both immediately before such sale and immediately thereafter, no event of default is continuing, (ii) the LTV ratio for the remaining property is no more than 75%, (iii) the DSCR for the remaining property is no less than 1.30x and (iv) the borrower defeases an amount of principal equal to 115% of the allocated loan amount of the released property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8005 14th Avenue and 1401 Merrimac Drive Hyattsville, MD 20783	Collateral Asset Summary – Loan No. 10 Bedford and Victoria Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,964,219 74.9% 1.37x 9.3%

Victoria Station Apartments
1401 Merrimac Drive
Hyattsville, MD 20783
Bedford Station Apartments
8005 14th Avenue
Hyattsville, MD 20783
Washington, D.C.
DISTRICT OF COLUMBIA
MARYLAND
VIRGINIA
Garrett Park
Kensington
Chevy Chase View
Chevy Chase
Somerset
College Park
Greenbelt
Berwyn Heights
Hyattsville
University Park
Riverdale Park
Edmonston
Brentwood
Bladensburg
Cottage City
Cheverly
Fairmount Heights
Capitol Heights
Westfield Shoppingtown Wheaton
National Naval Medical Center
Naval Surface Warfare Center
University Of Maryland-College Park
Byrd Stadium
College Park Airport
The Mall At Prince Georges
Columbia Union College
Catholic University Of America
Washington Hospital Center
Howard University
Trinity College
Gallaudet University
American University
Georgetown University
GWU-Mt Vernon
George Washington University
The White House
Verizon Center
US Capitol
RFK Stadium
Rockville
Wheaton-Glenmont
Silver Spring
Bethesda
Alexandria
Arlington
Annandale
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7000 Kalahari Drive Sandusky, OH 44870	Collateral Asset Summary – Loan No. 11 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,912,549 55.5% 2.06x 17.9%

Mortgage Loan Information				Property Information
Loan Seller:	GACC/LIG			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Todd R. Nelson; Shari L. Nelson			Collateral:	Fee Simple
Borrower:	LMN Dev. SPE LLC; LMN Kondo Dev.			Location:	Sandusky, OH
	SPE LLC; Kalahari Management SPE			Year Built / Renovated:	2005 / 2011
	LLC			Total Rooms(7):	491
Original Balance(1):	$30,000,000			Property Management:	Kalahari Management Co., LLC
Cut-off Date Balance(1):	$29,912,549			Underwritten NOI:	$23,147,207
% by Initial UPB:	2.2%			Underwritten NCF:	$19,939,530
Interest Rate:	5.6100%			“As-is” Appraised Value:	$233,700,000
Payment Date:	6th of each month			“As-is” Appraisal Date:	July 29, 2013
First Payment Date:	December 6, 2013			“As Stabilized Appraised Value(8):	$248,400,000
Maturity Date:	November 6, 2023			“As Stabilized Appraisal Date(8):	August 1, 2015
Amortization:	300 months
Additional Debt(1):	$99,708,496 Pari Passu Debt			Historical NOI
Call Protection:	L(26), DorYM1(90), O(4)			Most Recent NOI:	$27,190,849 (T-12 August 31, 2013)
Lockbox / Cash Management(2):	Hard / Springing			2012 NOI:	$27,217,560 (December 31, 2012)
				2011 NOI:	$25,010,456 (December 31, 2011)
Reserves				2010 NOI:	$20,673,010 (December 31, 2010)
	Initial		Monthly
Taxes:	$874,987		$145,831	Historical Occupancy(9)
Insurance:	$684,999		$76,111	Current Occupancy:	69.7% (August 31, 2013)
Replacement(3):	$267,300	5.0% of prior month’s		2012 Occupancy:	70.2% (December 31, 2012)
		gross revenues		2011 Occupancy:	68.5% (December 31, 2011)
Required Repairs:	$1,612,111		NAP	2010 Occupancy:	68.6% (December 31, 2010)
Initial Debt Service Payment:	$806,876		$0
(1)   The Original Balance of $30.0 million and Cut-off Date Balance of approximately $29.9 million represent the non-controlling notes (Note A-3 and Note A-4) of the $130.0 million Kalahari Resort Loan Combination evidenced by six pari passu notes. The controlling pari passu companion loans are comprised of four notes (Note A-1, Note A-2, Note A-5 and Note A-6) with an aggregate original principal balance of $100.0 million, which were securitized in the COMM 2013-CCRE13 mortgage trust.
(2)   Cash management will be triggered (i) upon the occurrence and during the continuance of an event of default, (ii) if the DSCR falls below 1.70x, or (iii) if the portion of the property used as a water park ceases operations, other than for certain temporary permitted closures.
(3)   The gross revenues upon which the monthly replacement reserve deposit is calculated exclude gross revenues derived from the non-collateral condominium units.
(4)   If the DSCR is less than or equal to 1.95x at the end of the first calendar quarter of any calendar year of the loan term, the borrowers will be required to make monthly deposits of $403,438 into the seasonal working capital reserve in June, July and August of such year.
(5)   During the occurrence of a cash management trigger period as described above, the borrowers are required to make monthly deposits of 1/12 of the estimated annual condominium charges into the condominium association reserve.
(6)   All DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate debt including the related pari passu companion loans. (7) Based on 491 collateral rooms. There are 399 non-collateral rooms, for 890 rooms total.
(8)   Based on the Cut-off Date Balance of approximately $29.9 million, the “As Stabilized” LTV ratio is 52.2% for the aggregate debt including the related pari passu companion loans.
(9)   Historical Occupancy is based on a total of 890 rooms, with the exception of 2010, which was based on 884 rooms.

Seasonal Working Capital(4):	$0		Springing
Condominium Association(5):	$0		Springing

Financial Information(6)
Cut-off Date Balance / Room(7):		$263,994
Balloon Balance / Room(7):		$202,267
Cut-off Date LTV(8):		55.5%
Balloon LTV:		42.5%
Underwritten NOI DSCR:		2.39x
Underwritten NCF DSCR:		2.06x
Underwritten NOI Debt Yield:		17.9%
Underwritten NCF Debt Yield:		15.4%

TRANSACTION HIGHLIGHTS

■
Performance. From 2010 to 2012, the property’s occupancy increased from 68.6% to 70.2%, the ADR increased from $182.09 to $201.56 and RevPAR increased from $124.92 to $141.52. As of year-end 2012, the property exhibited an occupancy, ADR and RevPAR penetration of 103.1%, 102.3% and 105.5%, respectively.

■
Amenities. The property’s amenity mix includes an indoor and outdoor water park, 143,312 sq. ft. of convention center meeting space, ten food and beverage outlets totaling 27,452 sq. ft., an arcade, full-service spa, business center, fitness center, five retail stores, an outdoor zoo and an outdoor rope adventure park which features a three-level ropes course, zip lines and two 32-foot climbing walls. The convention center space features a 38,000 sq. ft. grand ballroom and 12,000 sq. ft. junior ballroom. The outdoor waterpark features hot tubs, sun decks, sand volleyball courts and private bungalows. The indoor waterpark features 13 water rides, a 12,000 sq. ft. wave pool, lazy river, swim-up bar and private cabanas. The cost to develop the property was approximately $187.4 million. The property has the largest indoor aquatic facility and the most meeting space of any of its competitive set.

■
Sponsorship. Todd R. Nelson has over 30 years of experience in the hospitality industry, including over 13 years as the owner and president of Kalahari Resorts. In 1997, Mr. Nelson opened the Ramada RainTree Resort & Conference Center, a 157-room, 11,000 sq. ft. indoor water park facility in Wisconsin Dells, Wisconsin. Mr. Nelson developed the Kalahari Resort in Wisconsin Dells, which opened in 2000, the subject property, which opened in 2005, and a third Kalahari Resort under development in the Pocono Mountains.

■
Location. Sandusky, Ohio is home to multiple tourist attractions, including Cedar Point Amusement Park, which is located approximately eight miles from the property, as well as various Lake Erie islands, the Maritime Museum of Sandusky and the Thomas Edison Birthplace Museum.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

State College, PA Jacksonville Beach, FL	Collateral Asset Summary – Loan No. 12 Shaner Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,275,000 65.1% 1.62x 12.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio(2):	Portfolio of five properties
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor(1):	The Shaner Group, LLC		Collateral(5):	Fee Simple / Leasehold
Borrower:	Jelms Hotel Company L.P.; Shaner		Location:	State College, PA & Jacksonville
	State College L.P.			Beach, FL
Original Balance:	$29,275,000		Year Built / Renovated:	1999-2007 / 2009-2011
Cut-off Date Balance:	$29,275,000		Total Rooms:	408
% by Initial UPB:	2.1%		Property Management:	Shaner State College L.P.; Shaner
Interest Rate:	5.3265%			Hotel Group Limited Partnership
Payment Date:	6th of each month		Underwritten NOI:	$3,646,398
First Payment Date:	February 6, 2014		Underwritten NCF:	$3,174,074
Maturity Date:	January 6, 2024		Appraised Value:	$45,000,000
Amortization:	360 months		Appraisal Date:	September 2013
Additional Debt:	None
Call Protection(2):	L(24), D(92), O(4)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		Most Recent NOI:	$3,962,764 (T-12 August 31, 2013)
			2012 NOI:	$4,033,119 (December 31, 2012)
Reserves			2011 NOI:	$3,941,288 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$3,249,023 (December 31, 2010)
Taxes:	$228,750	$39,833
Insurance:	$104,089	$13,011	Historical Occupancy
FF&E:	$0	1/12 of 4.0% of prior	Most Recent Occupancy:	69.6% (T-12 August 31, 2013)
		year’s gross income	2012 Occupancy:	69.1% (December 31, 2012)
PIP(3):	$102,000	Springing	2011 Occupancy:	70.9% (December 31, 2011)
Ground Rent(4):	$51,951	$51,951	2010 Occupancy:	67.0% (December 31, 2010)

(1)   The non-recourse carveout guarantor is Lance T. Shaner, principal and founder of The Shaner Group, LLC.
(2)   On any date after the lockout period ends, the borrowers may obtain the release of an individual property in connection with partial defeasance in an amount equal to the greater of (a) 140.0% of the allocated loan amount and (b) 90.0% of the net sales proceeds, provided, among other things, (i) the LTV immediately following the release is no greater than the lesser of (1) 65.0% and (2) the LTV immediately preceding the release and (ii) the NCF DSCR following the release is greater than the greater of (1) 1.50x and (2) the NCF DSCR immediately preceding the release.
(3)   The borrowers deposited $102,000 into a PIP reserve for the ongoing renovation at the Holiday Inn Express State College property. Additionally, during the last year of the term of any franchise agreement, the borrowers are required to deposit a monthly amount equal to (i) 1/12 of the PIP or (ii) 1/12 of $10,000 per key for such hotel.
(4)   Monthly amount represents 1/12 of the current annual ground rent.
(5)   Four of the five properties are subject to ground leases of which three are affiliated ground leases. Three of the four ground leases have extended maturities approximately 41.5 years beyond the loan term and the fourth ground lease has a maturity in August 2027 with a $10.00 purchase option during the last six months of the lease term.

Financial Information
Cut-off Date Balance / Room:	$71,752
Balloon Balance / Room:	$59,602
Cut-off Date LTV:	65.1%
Balloon LTV:	54.0%
Underwritten NOI DSCR:	1.86x
Underwritten NCF DSCR:	1.62x
Underwritten NOI Debt Yield:	12.5%
Underwritten NCF Debt Yield:	10.8%

TRANSACTION HIGHLIGHTS

■
Properties. The Shaner Hotel Portfolio II is comprised of five limited service lodging facilities, containing 408 total guestrooms. Four of the five properties are located in State College, Pennsylvania, which hosts the main campus of Penn State University with over 46,000 students. The fifth property is located within 100 yards of the beach in Jacksonville Beach, Florida.

■	Flags. The property flags include two Fairfield Inn & Suites, a Hampton Inn, a Holiday Inn Express and a SpringHill Suites.

■
Cost Basis. Each property was developed between 1999 and 2007 by the sponsor. The sponsor has since invested approximately $2.8 million in the properties, resulting in a total cost basis of approximately $35.1 million.

■
Sponsorship. The Shaner Group, LLC, headquartered in State College, Pennsylvania, has a portfolio of approximately 40 hospitality properties totaling nearly 3,300 rooms across 14 states. Franchise names include Marriott International, Hilton Worldwide and Intercontinental Hotel Group.

■
Performance. As of the trailing 12 month period ending June 2013, the Shaner Hotel Portfolio II achieved occupancy, RevPAR and ADR penetration rates of approximately 109.5%, 120.1% and 109.6%, respectively. Additionally, the portfolio’s NOI has grown by nearly 22.0% from year-end 2010 to T-12 August 31, 2013 while occupancy remained stable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3701 McKinley Parkway Buffalo, NY 14219	Collateral Asset Summary – Loan No. 13 McKinley Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 67.3% 1.60x 11.7%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	Stoltz Management of Delaware, Inc.			Collateral:	Fee Simple
Borrower:	McKinley Mall, LLC			Location:	Buffalo, NY
Original Balance(1):	$28,000,000			Year Built / Renovated:	1986 / 2008
Cut-off Date Balance(1):	$28,000,000			Total Sq. Ft.:	846,847
% by Initial UPB:	2.0%			Total Collateral Sq. Ft.(8):	728,133
Interest Rate:	4.7920%			Property Management:	Stoltz Management of Delaware, Inc.
Payment Date:	5th of each month			Underwritten NOI:	$4,448,138
First Payment Date:	August 5, 2013			Underwritten NCF:	$3,938,439
Maturity Date:	July 5, 2023			Appraised Value:	$56,500,000
Amortization:	Interest only for first 12 months; 336			Appraisal Date:	May 9, 2013
	months thereafter
Additional Debt(1):	$10,000,000 Pari Passu Debt			Historical NOI
Call Protection(2):	L(30), DorYM1(87), O(3)			Most Recent NOI:	$4,429,129 (T-12 October 31, 2013)
Lockbox / Cash Management(3):	Hard / Springing			2012 NOI:	$4,870,351 (December 31, 2012)
				2011 NOI:	$4,755,511 (December 31, 2011)
Reserves				2010 NOI:	$4,540,017 (December 31, 2010)
	Initial		Monthly
Taxes:	$1,157,985		$164,139	Historical Occupancy(8)
Insurance:	$34,655		$17,328	Current Occupancy:	96.8% (December 1, 2013)
Replacement:	$0		$12,136	2012 Occupancy:	96.6% (December 31, 2012)
TI/LC(4):	$1,520,000		$30,339	2011 Occupancy:	96.0% (December 31, 2011)
Required Repairs:	$71,875		NAP	2010 Occupancy:	96.4% (December 31, 2010)

(1)   The Original Balance and Cut-off Date Balance of $28.0 million represent the controlling Note A-1 of a $38.0 million whole loan (the “McKinley Mall Loan Combination”) evidenced by two pari passu notes.  The pari passu companion loan is the non-controlling Note A-2 with an original principal amount of $10.0 million, which is held by Natixis and expected to be included in a future securitization.
(2)   The lockout period will be at least 30 payment dates beginning with and including the first payment date of August 5, 2013. Prepayment of the full $38.0 million McKinley Mall Loan Combination is permitted on or after the date that is earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) June 13, 2017. The McKinley Mall Loan Combination is freely prepayable on and after May 5, 2023.
(3)   Cash management will be triggered upon (i) an event of default or (ii) the borrower fails to maintain a DSCR of at least 1.20x.
(4)   Monthly TI/LC reserve deposits will be capped at $2,184,399.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate McKinley Mall Loan Combination.
(6)   Based on Total Collateral Sq. Ft. of 728,133.
(7)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.41x and 2.13x, respectively.
(8)   Excludes tenants Macy’s and Macy’s Home Store, which are not part of the collateral.

Financial Information(5)
Cut-off Date Balance / Sq. Ft.(6):		$52
Balloon Balance / Sq. Ft.(6):		$43
Cut-off Date LTV:		67.3%
Balloon LTV:		54.9%
Underwritten NOI DSCR(7):		1.80x
Underwritten NCF DSCR(7):		1.60x
Underwritten NOI Debt Yield:		11.7%
Underwritten NCF Debt Yield:		10.4%

TRANSACTION HIGHLIGHTS

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Long-term Tenancy. The property was 96.8% occupied as of December 1, 2013. The four anchor tenants, Macy’s (non-collateral), Sears Roebuck and Co., Bon Ton Department Stores Inc and JC Penney, have been tenants at the property since at least 1990. Sears Roebuck and Co., Bon Ton Department Stores Inc and JC Penney exercised renewal options per the terms of their respective leases in either 2010 or 2011. Macy’s and Macy’s Home Store are situated on pad sites that are owned by the tenant and are not part of the collateral.

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Major Tenant Sales. Best Buy reported sales of approximately $34.7 million as of October 31, 2013, reflecting sales of $1,048 PSF and an occupancy cost of 1.9%.  Old Navy reported sales of approximately $6.4 million as of October 31, 2013, reflecting sales of $425 PSF and an occupancy cost of 4.4%.

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Location. The property is located on the southeast corner of Route 204 (McKinley Parkway) and Mile Strip Road (Route 179/460), adjacent to  I-90 in Buffalo, New York. The property is located approximately 13 miles south of downtown Buffalo and 11 miles south of Buffalo-Niagara International Airport. The immediate area surrounding the property is the main retail cluster in south Buffalo, with nearby retail outlets including Wegman’s, TJMaxx, Home Depot, BJ’s and Dick’s Sporting Goods.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Noble Boulevard Carlisle, PA 17013	Collateral Asset Summary – Loan No. 14 Carlisle Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 73.3% 1.39x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Anchored Retail
Sponsor:	David Reischer; Nathaniel A. Tower			Collateral:	Fee Simple
Borrower:	Carlisle Commons, LLC			Location:	Carlisle, PA
Original Balance:	$28,000,000			Year Built / Renovated:	2002 / NAP
Cut-off Date Balance:	$28,000,000			Total Sq. Ft.:	387,383
% by Initial UPB:	2.0%			Property Management:	Pratt Street Capital, LLC
Interest Rate:	5.2500%			Underwritten NOI:	$2,791,201
Payment Date:	5th of each month			Underwritten NCF:	$2,570,385
First Payment Date:	February 5, 2014			Appraised Value:	$38,200,000
Maturity Date:	January 5, 2024			Appraisal Date:	November 1, 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter			Historical NOI
Additional Debt:	None			Most Recent NOI:	$3,039,960 (T-12 October 31, 2013)
Call Protection(1):	L(24), D(92), O(4)			2012 NOI:	$2,963,594 (December 31, 2012)
Lockbox / Cash Management(2):	Hard / Springing			2011 NOI:	$3,009,482 (December 31, 2011)
				2010 NOI:	NAV
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$340,117		$56,686	Current Occupancy:	89.0% (November 18, 2013)
Insurance:	$6,301		$6,301	2012 Occupancy:	95.5% (December 31, 2012)
Replacement:	$0		$3,228	2011 Occupancy:	95.5% (December 31, 2011)
TI/LC(3):	$600,000		$7,587	2010 NOI:	NAV
Required Repairs:	$22,500		NAP
(1)   From and after February 13, 2022, the borrower may obtain the release of the Wal-Mart parcel, provided, among other things per the loan documents, (i) the debt yield for the remaining property shall not be less than the greater of (a) the loan closing date debt yield and (b) the debt yield immediately preceding such partial release (ii) the LTV for the remaining property shall not exceed the lesser of the LTV immediately preceding such release and 73.3%, and (iii) the DSCR for the remaining property shall be no less than the greater of the DSCR immediately preceding such release and 1.47x. At any date after the lockout period ends, the borrower may obtain the release of the Tractor Supply Co. parcel, provided, among other things per the loan documents, (i) the LTV for the remaining property shall not exceed 70.0%, (ii) the debt yield for the remaining property shall not be less than 10.15%.
(2)   Cash management will be triggered upon (i) an event of default, (ii) the borrower fails to maintain a DSCR of at least 1.15x at the end of each calendar quarter or (iii) a tenant trigger event.
(3)   At closing, $600,000 was deposited into the TI/LC reserve. Ongoing collections for the TI/LC reserve represent $0.50 PSF (excluding the Wal-Mart lease space) per annum. Ongoing collections for the TI/LC reserve shall be suspended when the amount on deposit in the TI/LC reserve exceeds $3.00 PSF (excluding the Wal-Mart lease space) and such ongoing collection shall recommence when the amount on deposit in the TI/LC reserve is less than or equal to $1.50 PSF (excluding the Wal-Mart lease space) until the cap is again reached.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.87x and 1.72x, respectively.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$72
Balloon Balance / Sq. Ft.:		$64
Cut-off Date LTV:		73.3%
Balloon LTV:		65.2%
Underwritten NOI DSCR(4):		1.50x
Underwritten NCF DSCR(4):		1.39x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.2%

TRANSACTION HIGHLIGHTS

■	Anchor Sales. Anchor tenant sales at the property were strong in 2012 with Wal-Mart indicative sales of approximately $143.0 million ($697 PSF).

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Tenant Mix.    The property is anchored by Wal-Mart (S&P: AA), TJ Maxx (S&P: A+), Regal Cinemas, Tractor Supply Co. and Staples (S&P: BBB) and is currently 89.0% occupied as of November 18, 2013. Approximately 74.5% of the occupied square footage and 62.6% of the income are derived from national credit tenants. The property benefits from a tenant mix driven by Wal-Mart, as the next closest Wal-Mart superstore is approximately ten miles to the northeast in Silver Spring. Regal Cinemas’ eight-screen, first run cinema has three screens capable of 3-D showings. Regal Cinemas is undergoing a $250,000 stereo upgrade, recently completed an $116,000 HVAC overhaul and offers stadium seating throughout. This cinema is the only cinema within a 14 mile radius and continues to meet the communities’ needs.

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Location.   The property is located at the south end of downtown Carlisle within the Harrisburg-Carlisle metropolitan statistical area. The property is one of the few shopping centers servicing the community. Also located in close proximity to the property are the Carlisle Airport and the middle school. The traffic count for the property is exceptional, with 60,000 cars per day on I-81 and Hanover Street has a traffic count of 13,000. This combination of visibility and access is superior to any of the competing shopping centers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3777 East McDowell Road Phoenix, AZ 85008	Collateral Asset Summary – Loan No. 15 Indigo Palms Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,969,541 68.2% 1.30x 8.8%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	William H. Comrie			Collateral:	Fee Simple
Borrower:	Incom Apartments LLC			Location:	Phoenix, AZ
Original Balance:	$28,000,000			Year Built / Renovated:	2000, 2003 / NAP
Cut-off Date Balance:	$27,969,541			Total Units:	432
% by Initial UPB:	2.0%			Property Management:	Allison-Shelton Services, Inc.
Interest Rate:	4.9000%			Underwritten NOI:	$2,456,217
Payment Date:	6th of each month			Underwritten NCF:	$2,326,617
First Payment Date:	January 6, 2014			Appraised Value:	$41,000,000
Maturity Date:	December 6, 2023			Appraisal Date:	September 12, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$2,485,717 (T-12 September 30, 2013)
Lockbox / Cash Management(1):	Soft / Springing			2012 NOI:	$2,284,191 (December 31, 2012)
				2011 NOI:	$1,997,914 (December 31, 2011)
Reserves				2010 NOI:	$1,960,882 (December 31, 2010)
	Initial		Monthly
Taxes:	$81,963		$20,491	Historical Occupancy
Insurance:	$4,879		$4,879	Current Occupancy:	93.3% (September 30, 2013)
Replacement:	$0		$10,800	2012 Occupancy:	88.0% (December 31, 2012)
Required Repairs:	$32,500		NAP	2011 Occupancy:	91.0% (December 31, 2011)
				2010 Occupancy:	94.0% (December 31, 2010)
Financial Information
(1)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

Cut-off Date Balance / Unit:		$64,744
Balloon Balance / Unit:		$53,108
Cut-off Date LTV:		68.2%
Balloon LTV:		56.0%
Underwritten NOI DSCR:		1.38x
Underwritten NCF DSCR:		1.30x
Underwritten NOI Debt Yield:		8.8%
Underwritten NCF Debt Yield:		8.3%

TRANSACTION HIGHLIGHTS

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Location.   The property is located approximately five miles east of the Phoenix central business district and approximately three miles from the Sky Harbor International Airport, which is the 10th busiest airport in the United States and the 20th busiest in the world. By 2015, the airport is projected to reach 670,000 take offs and landings per year. Arizona State University, home to over 76,000 undergraduate and graduate students, is located approximately seven miles from the property.

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Amenities. The property was constructed in phases in 2000 and 2003 and is considered a Class A- asset with amenities that include charcoal grills, a clubhouse with a kitchen, two heated swimming pools, two spas, a fitness center, a playground and assigned parking. There are 757 parking spaces for an overall ratio of 1.75 spaces per unit, of which 436 spaces are covered and 106 are in detached garages. The unit mix includes one-, two-, and three-bedroom floor plans with an average unit size of 939 sq. ft.

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Submarket. The property is located in the East Central Phoenix submarket, which consists of approximately 8,573 comparable apartment units. As of 2Q 2013, there were only 190 planned units in one project under development in the submarket. The planned development is a tax credit senior housing development and is not expected to present new competition to the property.

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Demographics. The estimated average household income within a three-mile radius of the property is $41,327. Based on typical qualification requirements of household income being three times or greater the monthly rent, tenants must make between $23,400 and $43,272 per year based on the current asking rental rates at the property. Based on the household income levels, there are roughly 25,412 households within a three-mile radius that would qualify for the property’s units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6210 Belcrest Road Hyattsville, MD 20782	Collateral Asset Summary – Loan No. 16 Metro Shops at PG Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,469,079 65.8% 1.34x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail / Office
Sponsor:	Westbrook Real Estate Fund VIII, L.P.		Collateral(4):	Leasehold
Borrower:	VIII PGS Owner, LLC		Location:	Hyattsville, MD
Original Balance:	$27,500,000		Year Built / Renovated:	2007 / NAP
Cut-off Date Balance:	$27,469,079		Total Sq. Ft.:	160,623
% by Initial UPB:	2.0%		Property Management:	Rosenthal Properties, LLC
Interest Rate:	4.7570%		Underwritten NOI(5):	$2,498,562
Payment Date:	6th of each month		Underwritten NCF:	$2,305,810
First Payment Date:	January 6, 2014		Appraised Value:	$41,740,000
Maturity Date:	December 6, 2018		Appraisal Date:	October 28, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(31), O(4)		Most Recent NOI(5):	$2,055,291 (T-12 October 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$1,799,293 (December 31, 2012)
			2011 NOI:	$1,147,521 (December 31, 2011)
Reserves			2010 NOI:	NAV
	Initial	Monthly
Taxes:	$153,333	$38,333	Historical Occupancy
Insurance(2):	$0	Springing	Current Occupancy(5):	89.9% (November 4, 2013)
Replacement:	$0	$2,677	2012 Occupancy:	71.4% (December 1, 2012)
TI/LC:	$0	$13,385	2011 Occupancy:	72.3% (December 1, 2011)
Ground Rent Reserve(3):	$0	$26,644	2010 Occupancy:	NAV

(1)   Cash management and a full excess cash flow sweep will be triggered upon (i) any event of default, (ii) failure by the borrower to maintain a DSCR of at least 1.10x for two consecutive quarters or (iii) if Bob’s Discount Furniture, LLC “goes dark”, is subject of any bankruptcy action or provides written notice of its intent to vacate the space.
(2)   Borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums upon failure to provide evidence that an acceptable blanket insurance policy is no longer in place.
(3)   Represents 1/12 of the current annual ground rent due under the ground lease.
(4)   The collateral for the mortgage loan is encumbered by a ground lease with the Washington Metropolitan Area Transit Authority, which will expire on December 11, 2101.
(5)   The increase from Most Recent NOI to Underwritten NOI is primarily due to increased leasing since the sponsor acquired the property in 2010. Approximately $9.0 million was invested to re-tenant the property, resulting in seven new leases, totaling 71,296 sq. ft. (44.4% of NRA). In particular, the third largest tenant, The Chelsea School (14.4% of NRA), executed a ten year lease in 2013.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$171
Balloon Balance / Sq. Ft.:		$157
Cut-off Date LTV:		65.8%
Balloon LTV:		60.5%
Underwritten NOI DSCR:		1.45x
Underwritten NCF DSCR:		1.34x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		8.4%

TRANSACTION HIGHLIGHTS

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Property. The property is a 160,623 sq. ft. mixed use retail/office complex (85.6% retail / 14.4% office) located in Hyattsville, Maryland. The property is currently leased to 12 tenants, including Bob’s Discount Furniture, LLC (21.6% of NRA), LA Fitness (20.3% of NRA), The Chelsea School (14.4% of NRA) and Staples (12.7% of NRA).

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Recent Leasing. Since 2010, approximately $9.0 million was invested to re-tenant the property, resulting in seven new leases, totaling 71,296 sq. ft. (44.4% of NRA). In particular, the third largest tenant, The Chelsea School (14.4% of NRA), executed a ten year lease in 2013.

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Location. The property is located adjacent to the Prince George’s Plaza DC Metro Station, which services over 165,000 passengers per day and provides direct access to Washington, DC. Additionally, the property benefits from frontage along Route 410 with traffic volume in excess of 44,000 vehicles per day and a four-level parking structure located at the adjacent metro station. As of 3Q 2013, the College Park retail submarket reported a 3.9% vacancy rate, an improvement over the five-year average market vacancy rate of 4.9%. Over the past ten years, the College Park office submarket has remained stable with a 15.9% increase in market inventory and moderate increase in market vacancy of 3.0%.

■	Densely Populated Trade Area. There are approximately 559,000 residents within a five-mile radius of the property with a median household income of approximately $55,000.

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Shadow Anchors. The property is located directly across from The Mall at Prince George’s, a 775,000 sq. ft. super regional mall, as well as an adjacent Giant Food supermarket and Equity Residential apartment complex.

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Sponsorship. The guarantor of the loan is Westbrook Real Estate Fund VIII, L.P., a subsidiary of Westbrook Partners. Westbrook Partners has raised and invested approximately $10.0 billion of equity in $40.0 billion of real estate transactions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3930 Suitland Road Suitland, MD 20746	Collateral Asset Summary – Loan No. 17 Capital Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,500,000 71.4% 1.26x 8.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	Tomas Rosenthal; The JR Family		Collateral:	Fee Simple
	Credit Shelter Trust		Location:	Suitland, MD
Borrower:	Capital Crossing Apartments LLC		Year Built / Renovated:	1960 / 2004-2013
Original Balance:	$25,500,000		Total Units:	359
Cut-off Date Balance:	$25,500,000		Property Management:	The Donaldson Group, LLC
% by Initial UPB:	1.9%		Underwritten NOI:	$2,121,859
Interest Rate:	5.0800%		Underwritten NCF:	$2,085,959
Payment Date:	6th of each month		“As-is” Appraised Value:	$34,300,000
First Payment Date:	December 6, 2013		“As -is” Appraisal Date:	September 5, 2013
Maturity Date:	November 6, 2023		“As Stabilized” Appraised Value(5) :	$35,100,000
Amortization:	Interest only for first 35 months; 360		“As Stabilized” Appraisal Date(5):	October 1, 2015
	months thereafter
Additional Debt(1):	$2,500,000 Mezzanine Loan		Historical NOI
Call Protection:	L(26), D(90), O(4)		Most Recent NOI:	$2,091,871 (T-12 September 30, 2013)
Lockbox / Cash Management(2):	Soft / Springing		2012 NOI:	$1,911,379 (December 31, 2012)
			2011 NOI:	$1,649,199 (December 31, 2011)
Reserves			2010 NOI:	$1,656,655 (December 31, 2010)
	Initial	Monthly
Taxes:	$59,047	$29,523	Historical Occupancy
Replacement:	$1,350,000	$6,283	Current Occupancy:	88.0% (October 17, 2013)
Unit Renovation Reserve(3):	$1,000,000	$0	2012 Occupancy:	94.5% (December 31, 2012)
			2011 Occupancy:	92.3% (December 31, 2011)
Financial Information			2010 Occupancy:	94.8% (December 31, 2010)
	Mortgage Loan	Total Debt(1)
(1)   The mezzanine loan is coterminous with the mortgage loan and accrues interest at a rate of 12.0000% per annum. The mezzanine loan features amortization of 50% of the available cash through the end of the mortgage loan interest only period. Thereafter, monthly payments of principal and interest sufficient to amortize the mezzanine loan over a 26-year period are required. Total debt calculations assume the mezzanine loan is interest only for its entire term.

(2)   Cash management will be triggered (i) during the continuance of an event of default under the mortgage loan or mezzanine loan or (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

(3)   The Cut-off Date LTV, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield calculations for both the mortgage loan and total debt are based off the cut-off date mortgage loan balance net of the $1.0 million unit renovation reserve which may be released (in whole or in part) within 36 months of closing provided, among other things, (i) the mortgage loan debt yield (net of any unreleased portion of the unit renovation reserve) is at least 8.5%, (ii) the mortgage loan DSCR is at least 1.30x, (iii) the borrower has satisfied the requirements for disbursements from the replacement reserve and (iv) the borrower will use the full disbursement amount for Unit Renovations (as defined in the loan documents). Based off the cut-off date mortgage loan balance of $25.5 million, the Cut-off Date LTV, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are 74.3%, 8.3% and 8.2% and 81.6%, 7.6% and 7.4% for the mortgage loan and total debt, respectively.

(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.62x and 1.59x for the mortgage loan and 1.31x and 1.29x for total debt, respectively.

(5)   The “As Stabilized” LTV is 69.8% for the mortgage loan and 76.9% for the total debt (calculated net of the $1.0 million unit renovation reserve), based on the completion of approximately $2.3 million in capital improvements, which is anticipated to be completed over the next two to three years.

Cut-off Date Balance / Unit:	$71,031	$77,994
Balloon Balance / Unit:	$62,871	$69,834
Cut-off Date LTV(3):	71.4%	78.7%
Balloon LTV:	65.8%	73.1%
Underwritten NOI DSCR(4):	1.28x	1.08x
Underwritten NCF DSCR(4):	1.26x	1.06x
Underwritten NOI Debt Yield(3):	8.7%	7.9%
Underwritten NCF Debt Yield(3):	8.5%	7.7%

TRANSACTION HIGHLIGHTS

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Location.  The property is located approximately six miles southeast of the central business district of Washington, DC, approximately four miles west of the Capital Beltway (I-495). The Baltimore-Washington Parkway (MD-295), which connects the eastern portion of the Washington, DC metropolitan area with Baltimore, Maryland, is located approximately one mile west of the property via Pennsylvania Avenue. The Suitland Metro station, which is part of the Washington Metropolitan Area Transit Authority’s Green Line, is located approximately one mile southeast of the property. The Green Line provides connection throughout Prince George’s County and to Washington, DC. Additionally, the Prince George’s County transit bus has a stop at the property.

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Capital Improvements.  Since 2004, 107 units at the property have been renovated with stainless steel appliances, faux-wood floors, granite laminate countertops and wood cabinetry. At closing, the borrower reserved $2.35 million to further renovate 100 units over the next two to three years. These renovations include new appliances, kitchen and bathroom upgrades, replacement of HVAC units, upgrading washers and dryers and renovation of the leasing office, business center and fitness center, among other improvements.

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Experienced Sponsorship.  Tomas Rosenthal is the founder, president and CEO of Hampshire Properties, a privately-held real estate investment firm based in Brooklyn, New York. Hampshire Properties currently holds over $750 million in office, industrial and multifamily real estate across the United States and Canada.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Palm Beach, FL	Collateral Asset Summary – Loan No. 18 West Palm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,925,000 69.4% 1.47x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of five properties
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor(1):	Arbor Realty SR, Inc.			Collateral:	Fee Simple
Borrower:	Ambergate Apartments, LLC; Green			Location:	West Palm Beach, FL
	Gate Apartments, LLC; Empirian			Year Built / Renovated:	1982-1987 / 2013
	Springtree LLC; Empirian Elmwood I			Total Units:	432
	LLC; Elmwood Apartments II, LLC;			Property Management:	Elon Property Management Company, L.L.C.
	Suntree Apartments, LLC			Underwritten NOI:	$2,491,631
Original Balance:	$24,925,000			Underwritten NCF:	$2,353,605
Cut-off Date Balance:	$24,925,000			Appraised Value:	$35,900,000
% by Initial UPB:	1.8%			Appraisal Date:	September 2013
Interest Rate:	4.9500%
Payment Date:	6th of each month			Historical NOI
First Payment Date:	January 6, 2014			Most Recent NOI:	$2,223,416 (T-12 September 30, 2013)
Maturity Date:	December 6, 2023			2012 NOI:	NAV
Amortization:	Interest only for first 24 months; 360			2011 NOI:	NAV
	months thereafter			2010 NOI:	NAV
Additional Debt:	None
Call Protection(2):	L(25), D(90), O(5)			Historical Occupancy
Lockbox / Cash Management(3):	Soft / Springing			Current Occupancy:	95.4% (September 4, 2013)
				2012 Occupancy:	NAV
Reserves				2011 Occupancy:	NAV
	Initial		Monthly	2010 Occupancy:	NAV
Taxes:	$29,819		$29,819
(1)   The sponsor is also affiliated with the sponsor under the mortgage loan identified on Annex A-1 as ART Florida MF Portfolio, which has a Cut-off Date Balance of $13.3 million.
(2)   After the expiration of the lockout period and in connection with a third party sale, the borrowers may defease one or more of the properties from the lien of the related mortgage and partially defease the loan, provided, among other things, (i) the borrowers execute and deliver all necessary documents to amend and restate the original note into two substitute notes: one having a principal balance equal to the defeased portion of the original note and the other having a principal balance equal to the undefeased portion of the original note, (ii) the DSCR after release is equal to the greater of (a) the DSCR prior to release and (b) 1.35x, (iii) the LTV ratio after release is equal to the lesser of (a) the LTV ratio prior to release and (b) 70.0% and (iv) borrowers partially defease the loan in an amount equal to 125% of the loan allocable to the released property.
(3)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.15x for two consecutive calendar quarters.
(4)   The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.99x and 1.88x, respectively.

Insurance(4):	$0		Springing
Replacement:	$0		$11,502
Required Repairs:	$125,069		NAP

Financial Information
Cut-off Date Balance / Unit:		$57,697
Balloon Balance / Unit:		$49,861
Cut-off Date LTV:		69.4%
Balloon LTV:		60.0%
Underwritten NOI DSCR(5):		1.56x
Underwritten NCF DSCR(5):		1.47x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.4%

TRANSACTION HIGHLIGHTS
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Location.  The properties are located in West Palm Beach, on the eastern coast of Florida approximately an hour’s drive north of Miami. Each of the properties is located less than four miles from I-95 and the Florida Turnpike, which provide north-south access along the eastern coast of Florida. Southeast Florida is a popular tourist destination for domestic and international visitors. In 2010, approximately 7.4 million visitors contributed nearly $9.0 billion to the Southeast Florida economy.

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Growing Population.  The properties are located within the Miami-Fort Lauderdale-West Palm Beach metropolitan statistical area, which as of 2012 had an estimated population of approximately 5.8 million. This represents population growth of 1.3% over 2011 and 3.2% since 2010.

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Experienced Sponsorship.  Arbor Realty SR, Inc. is a subsidiary of Arbor Realty Trust, Inc. (NYSE: ABR), a specialized real estate finance company that invests in real estate-related bridge and mezzanine loans, preferred equity, and, in limited cases, discounted mortgage notes and other real estate-related assets. As of September 30, 2013, Arbor Realty Trust, Inc. had an investment portfolio of approximately $1.8 billion, net worth of approximately $437.8 million and liquidity of approximately $64.7 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2241 South State Highway 121 Business Lewisville, TX 75067	Collateral Asset Summary – Loan No. 19 Alta Vista Ridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,250,000 74.2% 1.30x 8.4%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Garden Multifamily
Sponsor:	Stephen H. Kanoff; Clifford A. Booth		Collateral:	Fee Simple
Borrower:	Texas 121 Vista Ridge Apartments LLC		Location:	Lewisville, TX
Original Balance:	$22,250,000		Year Built / Renovated:	2006 / NAP
Cut-off Date Balance:	$22,250,000		Total Units:	270
% by Initial UPB:	1.6%		Property Management:	Knightvest Management, LLC
Interest Rate:	5.0760%		Underwritten NOI:	$1,863,279
Payment Date:	5th of each month		Underwritten NCF:	$1,809,279
First Payment Date:	February 5, 2014		Appraised Value:	$30,000,000
Maturity Date:	January 5, 2024		Appraisal Date:	October 28, 2013
Amortization(1):	Interest only for first 36 months; 360
	months thereafter		Historical NOI
Additional Debt(2):	$3,000,000 Mezzanine Debt		Most Recent NOI:	$1,833,335 (T-12 November 30, 2013)
Call Protection:	L(24), D(93), O(3)		2012 NOI:	$1,578,924 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$1,520,040 (December 31, 2011)
			2010 NOI:	NAV
Reserves
Initial	Monthly		Historical Occupancy
Taxes:	$0	$41,579	Current Occupancy:	95.2% (October 28, 2013)
Insurance:	$8,376	$7,100	2012 Occupancy:	93.0% (December 31, 2012)
Replacement(3):	$1,400,000	$4,500	2011 Occupancy:	NAV
			2010 Occupancy:	NAV
Financial Information
(1)   Following an initial 36-month interest only period from the first payment date, the mortgage loan is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan.  See Annex I of the Free Writing Prospectus.
(2)   The mezzanine loan is coterminous with the mortgage loan with an interest rate of 12.6000% per annum.
(3)   At closing, $1,400,000 was deposited into the replacement reserve. The funds will be used to improve common areas and renovate units as they turnover.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.63x and 1.58x for the mortgage loan respectively and 1.22x and 1.18x for the total debt respectively.

	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$82,407	$93,519
Balloon Balance / Unit:	$74,407	$84,439
Cut-off Date LTV:	74.2%	84.2%
Balloon LTV:	67.0%	76.0%
Underwritten NOI DSCR (4):	1.34x	1.03x
Underwritten NCF DSCR (4):	1.30x	1.00x
Underwritten NOI Debt Yield:	8.4%	7.4%
Underwritten NCF Debt Yield:	8.1%	7.2%

TRANSACTION HIGHLIGHTS
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Location.   The property is located approximately 20 miles northwest of the Dallas central business district.  The property is located in a high growth area, as the population of Lewisville grew 22.2% between the 2000 and 2010 censuses.  Major employers in the immediate area include JP Morgan Chase, Nationstar Mortgage and Sysco Foods North Texas.  The property is situated near Toyota of Lewisville Railroad Park, a 250-acre athletic complex and park that was completed for $20.0 million in 2009.  According to the appraisal report, the estimated average household income in a one-, three- and five-mile radius is $57,012, $83,042 and $92,975.

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Planned Renovations.   At closing, the borrower reserved $1.4 million ($5,185 per unit) to fund planned capital improvements at the property.  The capital improvement plan calls for renovations to existing units as tenants turnover, including replacement of carpets with new wood flooring and upgrades of appliances, and adding amenities such as barbeque grills and a dog run.

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Sponsorship.   Stephen H. Kanoff and Clifford A. Booth, the sponsors, have over 50 years combined experience in commercial real estate investment, development and lending.  The guarantors reported a combined net worth of $14.0 million and liquidity of approximately $1.3 million in financial statements dated May 31, 2013.  The sponsors’ multifamily portfolio consists of 1,949 units in Texas, including 681 units in the Dallas MSA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

16530 Ventura Boulevard Encino, CA 91436	Collateral Asset Summary – Loan No. 20 16530 Ventura Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,500,000 71.7% 1.28x 9.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor:	David Y. Lee			Collateral(6):	Leasehold
Borrower:	Jamison 16530 Ventura, LLC			Location:	Encino, CA
Original Balance:	$21,500,000			Year Built / Renovated:	1980 / 2000
Cut-off Date Balance:	$21,500,000			Total Sq. Ft.:	157,414
% by Initial UPB:	1.6%			Property Management:	Jamison Services, Inc.
Interest Rate:	5.1500%			Underwritten NOI:	$2,036,991
Payment Date:	6th of each month			Underwritten NCF:	$1,808,740
First Payment Date:	February 6, 2014			“As-is” Appraised Value:	$30,000,000
Maturity Date:	January 6, 2024			“As-is” Appraisal Date:	November 1, 2013
Amortization:	360 months			“As Stabilized” Appraised Value(7):	$32,000,000
Additional Debt(1):	Future Mezzanine Debt Permitted			“As Stabilized” Appraisal Date(7):	November 1, 2014
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(2):	Hard / Springing			Historical NOI
				Most Recent NOI:	$2,062,617 (T-12 August 31, 2013)
Reserves				2012 NOI:	$2,004,315 (December 31, 2012)
	Initial		Monthly	2011 NOI:	$1,959,101 (December 31, 2011)
Taxes:	$134,382		$37,936	2010 NOI:	$1,843,908 (December 31, 2010)
Insurance(3):	$0		Springing
Replacement(4):	$0		$2,622	Historical Occupancy
TI/LC(5):	$319,313		$16,387	Current Occupancy:	85.1% (December 10, 2013)
Required Repairs:	$33,880		NAP	2012 Occupancy:	88.5% (December 31, 2012)
Ground Rent(6):	$125,000		Springing	2011 Occupancy:	85.5% (December 31, 2011)
				2010 Occupancy:	87.2% (December 31, 2010)
Financial Information
(1)   Future mezzanine debt that is coterminous with the term of the mortgage loan is permitted in an amount that, when combined with the mortgage loan, results in (i) a combined LTV ratio of no greater than 71.7%, (ii) a combined DSCR of no less than 1.28x and (iii) a combined debt yield of no less than 8.4%.
(2)   Cash management will be triggered upon a Trigger Event. A “Trigger Event” will occur (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.12x until such time that the DSCR is at least 1.15x for two consecutive calendar quarters or (iii) as long as any mezzanine debt is outstanding.
(3)   The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)   Replacement reserves are subject to a cap of $62,928.
(5)   TI/LC reserves are subject to a cap of $450,000.
(6)   The property is subject to a ground lease that will expire on June 10, 2054 with no extension options remaining. Current rent under the ground lease is $491,286 per year, with rent adjustments every three years based on the consumer price index with a maximum increase of 10.0% per year. The next increase is June 1, 2015. Upon the occurrence of a Trigger Event, the borrower will be required to make monthly deposits of the ground rent due for the following month.
(7)   The “As Stabilized” LTV is 67.2% based on achieving a stabilized occupancy of 90.0%.

Cut-off Date Balance / Sq. Ft.:		$137
Balloon Balance / Sq. Ft.:		$113
Cut-off Date LTV:		71.7%
Balloon LTV:		59.2%
Underwritten NOI DSCR:		1.45x
Underwritten NCF DSCR:		1.28x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		8.4%

TRANSACTION HIGHLIGHTS
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Location. The property is located in Encino, California, within Los Angeles County within the San Fernando Valley. The property is located on Ventura Boulevard, the main thoroughfare in the area, approximately half a mile south of the 101 Freeway, which provides access to central and downtown Los Angeles to the south and Ventura County to the north. Interstates 5 and 405, which provide access north to San Fernando and San Francisco and south to Orange and San Diego Counties, are also located in close proximity to the property. Los Angeles International Airport, the third busiest airport in the United States and the sixth busiest airport in the world, is located approximately 16 miles south of the property.

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Recent Leasing Activity. Since September 2012, the sponsor has leased 55,782 sq. ft. (35.4% of the NRA) at an average rate of $25.03 PSF. Additionally, four of the five top tenants at the property have renewed or executed new leases within the past year.

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Experienced Management. Jamison Services, Inc. is a privately held, full service real estate investment and management company based in the Los Angeles area. With a portfolio of over 100 properties and a market capitalization of over $3.0 billion, Jamison Services, Inc. is one of the top three landlords of commercial office buildings in Southern California.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, CastleOak Securities, L.P. and Nomura Securities International, Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-CCRE14 (the “Offering Document”). The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.